                                                                   EXHIBIT 4.125
                                                                  CONFORMED COPY

                                                                  [Marconi LOGO]

                                                         MARCONI CORPORATION PLC
                                                 338 EUSTON ROAD, LONDON NW1 3BT
                                                        TELEPHONE: 020 7543 6913
                                                              FAX: 020 7409 7748
                                                        WEBSITE: www.marconi.com


                                                           14 February, 2003

Banca Monte dei Paschi di Siena SpA
Agenzia 3
Via Trari 23/25
15125 Genova
Italy

Dear Sirs,

MARCONI CORPORATION PLC (THE "COMPANY") SECURITY FOR BONDING EXPOSURE

We refer to:

(a) the Bonds which have been issued by you on behalf of us and/or any Subsidiaries;

(b) any counter indemnity that we and/or any Subsidiary may have given to you (or which may arise at law) in respect of any liability which you incur under those Bonds; and

(c) any rights you may have in relation to those Bonds to require cash collateral (or the equivalent) from us and/or any Subsidiary.

This letter sets out our agreement in relation to the Bonds.

The Bonds set out in schedule 2 to this letter are the only Bonds currently outstanding in respect of which you may have certain rights to call for cash collateral from us and/or any Subsidiary. As at the date of this letter the aggregate of the Euro Equivalents for each of those Bonds is E5,631,771 ("ORIGINAL BONDS OUTSTANDING"), as set out in column 8 of schedule 2 to this letter.

In consideration for our procuring the issue of the Letter of Credit in your favour in an aggregate amount of E2,815,885.50 you hereby agree to waive unconditionally and irrevocably (with effect from the date on which the Letter of Credit is delivered to you) all of your rights to call for cash collateral (or the equivalent) in respect of the Bonds. This waiver shall not apply to the extent of any rights you may have against us and/or any Subsidiary:

(a)      upon an Insolvency of us or of the relevant Subsidiary;

(b) to call for cash collateral, reimbursement or otherwise in respect of a Bond in the event a call is made, or a valid notice to call for payment is issued, by a beneficiary under that Bond; or

(c)      upon an acceleration under the Notes,

(but in each case only to the extent that you would have had such rights except for the above waiver).

On each anniversary of this letter (each a "CERTIFICATION DATE") you will certify to us (with a copy to the Issuing Bank) the aggregate amount of the Euro Equivalents of those of the Bonds listed in schedule 2 to this letter that remain outstanding (the "ADJUSTED BONDS OUTSTANDING") on that Certification Date. In accordance with the terms of the Letter of Credit, if the Total L/C Amount (as defined in the Letter of Credit) of the Letter of Credit exceeds the Adjusted Bonds Outstanding on a Certification Date, the Total L/C Amount of the Letter of Credit shall be reduced accordingly. In addition to any adjustments made to the Total L/C Amount of the Letter of Credit on a Certification Date, if and to the extent that you confirm to us or any Subsidiary that any of the Bonds listed in schedule 2 to this letter have expired or been cancelled, the Letter of Credit contains a mechanism for reducing the Adjusted Bonds Outstanding and the Total L/C Amount accordingly.

This letter shall be governed by the laws of England and Wales. Each party to this letter agrees that the Courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this letter.

This letter may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

Please confirm your agreement to the terms of this letter by signing below.

Yours faithfully


C.C. HOLDEN

For and behalf of
MARCONI CORPORATION PLC


We hereby agree to the above.


D.A. ROUSE                                           C.D. HARBOUR
D.A. ROUSE                                           C.D. HARBOUR
DEP. GENERAL MANAGER                                 SENIOR MANAGER

For and behalf of
BANCA MONTE DEI PASCHI DI SIENA SPA

                             SCHEDULE 1: DEFINITIONS

In this letter:

"BOND" means any bond, guarantee, letter of credit, indemnity or other like instrument issued by you in favour of a named third party beneficiary on behalf of us and/or any Subsidiary to secure the performance of any obligation owed by us or any Subsidiary to such beneficiary. A Bond is "OUTSTANDING" until you (acting reasonably) are satisfied that you have no further liability under that Bond (and, for the avoidance of doubt, you shall be satisfied that you have no further liability under a Bond once you have received a form of release from the beneficiary of the Bond in a form and substance satisfactory to you or once the original Bond has been returned to you).

"EURO EQUIVALENT" means, for a Bond, the Euro amount in respect of that Bond set out in the column headed "Euro Equivalent" in schedule 2 to this letter.

"INSOLVENCY" means, in relation to any person, any of the following:

(a)      the commencement of a voluntary winding up, within the meaning of section 84 of the Insolvency Act 1986 (save where such winding up is for the purposes of a reconstruction or amalgamation while solvent);

(b) the appointment of an administrator or liquidator under the Insolvency Act 1986 or the appointment of an administrative receiver or receiver, or proposals are made or issued for a voluntary arrangement within the meaning of Part I of that Act (save where such occurrence is for the purposes of a solvent reconstruction or amalgamation); or

(c) the occurrence of any event in a jurisdiction outside the United Kingdom of Great Britain and Northern Ireland which is analogous to any of the events referred to in paragraphs (a) or (b) above.

"ISSUING BANK" means HSBC Bank plc.

"LETTER OF CREDIT" means a letter of credit issued by the Issuing Bank in the form set out in schedule 3 to this letter.

"NOTES" means the notes to be issued by the Company in connection with a scheme of arrangement under section 425 of the Companies Act 1985.

"PAYMENT CURRENCY" means, in respect of any Bond, the currency of denomination of such Bond.

"SUBSIDIARY" means any subsidiary of the Company within the meaning of section 736 of the Companies Act 1985, as amended by section 144 of the Companies Act 1989.

                               SCHEDULE 2 - BONDS


INDEMNIFYING  CONTRACTING  BANK REFERENCE  BENEFICIARY                        LOCAL VALUE    PAYMENT     EXCHANGE
  COMPANY       COMPANY                                                                     CURRENCY     RATE E1
                                                                                                         12 FEB 03
------------  -----------  --------------  -------------------------------   -------------  --------  ------------
    1             2             3                             4               5                 6          7
MCSpA           MCSpA      203/2360/001    TELECOM ITALIA S.P.A.             6,500,000,000    ITL      1,936.27
MCSpA           MCSpA      7155701         TELENOR NETT AS                       5,000,000    NOK        7.4738
MCSpA           MCSpA      7150201         TELENOR NETT AS                       1,134,993    DKK        7.4336
MCSpA           MCSpA      7137801         BELTELECOM                          199,005,100    ITL      1,936.27
MCSpA           MCSpA      7019301         RICEVITORE CAPO DOGANA              175,000,000    ITL      1,936.27
MCSpA           MCSpA      7019501         THE EMIRATES TLC                        289,498    AED        3.9430
MCSpA           MCSpA      7019601         THE EMIRATES TLC                        111,756    AED        3.9430
MCSpA           MCSpA      779/5/88        MIN. PPTT-ASST-ROMA                  24,712,000    ITL      1,936.27
MSud            MSud       7007701         SPI                               1,700,000,000    ITL      1,936.27
MSud            MSud       7019101         RICEV. CAPO DOGANA GENOVA           300,000,000    ITL      1,936.27
MSud            MSud       7018801         DHL INTERNATIONAL                   100,000,000    ITL      1,936.27
MSud            MSud       7009401         REGIONE CAMPANIA                     79,200,000    ITL      1,936.27
MSud            MSud       7017601         MIN. INDUSTRIA COM. ARTIGIANATO      17,270,000    ITL      1,936.27
MSud            MSud       7009201         RICEV. CAPO DOGANA NAPOLI             8,000,000    ITL      1,936.27
MSud            MSud       7017801         PRESIDENTE PRO-TEMPORE PROV.CA        6,240,000    ITL      1,936.27
MSud            MSud       7019201         MINISTERO COMUNICAZIONI                2,150,000    ITL      1,936.27
MSud            MSud       7003201         AMM. PROVINCIALE DI CASERTA           2,000,000    ITL      1,936.27
MSud            MSud       7004601         AMM. PROVINCIALE DI CASERTA           2,000,000    ITL      1,936.27
MSud            MSud       203.2360.1.92   COMUNE DI MARCIANISE                  1,000,000    ITL      1,936.27

[Table continues below]

INDEMNIFYING  CONTRACTING     EURO     LATEST EXPIRY
  COMPANY       COMPANY    EQUIVALENT      DATE
------------  ----------- -----------  -------------
    1             2            8               9
MCSpA           MCSpA      3,356,970    31-Dec-06
MCSpA           MCSpA        669,004    15-Jul-03
MCSpA           MCSpA        152,684    16-Feb-15
MCSpA           MCSpA        102,778    15-Jul-01
MCSpA           MCSpA         90,380    31-Dec-02
MCSpA           MCSpA         73,421    16-Feb-02
MCSpA           MCSpA         28,343     6-Feb-02
MCSpA           MCSpA         12,763       U/L
MSud            MSud         877,977       U/L
MSud            MSud         154,937    31-Dec-02
MSud            MSud          51,646       U/L
MSud            MSud          40,903    31-Dec-99
MSud            MSud           8,919    29-Sep-03
MSud            MSud           4,132     8-Apr-99
MSud            MSud           3,223    19-Oct-04
MSud            MSud           1,110    10-Apr-02
MSud            MSud           1,033       U/L
MSud            MSud           1,033       U/L
MSud            MSud             516       U/L

COMPANY KEY

MCSpA    Marconi Communications SpA
MSud              Marconi Sud

                          SCHEDULE 3: LETTER OF CREDIT

           [FORM OF LETTER OF CREDIT - ON LETTERHEAD OF HSBC BANK PLC]


To:      Banca Monte dei Paschi di Siena SpA
         (the "BENEFICIARY")

                                                                          [DATE]

                  IRREVOCABLE STANDBY LETTER OF CREDIT NO. [ ]

At the request of Marconi Bonding Limited (the "ACCOUNT PARTY"), HSBC Bank plc (the "ISSUING BANK") issues this irrevocable standby letter of credit ("LETTER OF CREDIT") in your favour on the following terms and conditions:

1.      DEFINITIONS

(a)     In this Letter of Credit:

        "ADJUSTED BONDS OUTSTANDING" means, at any time, the aggregate of the Euro Equivalents for each of the Bonds that remain outstanding at that time.

        "BONDS" means those bonds, guarantees or letters of credit, indemnities or like instruments listed in schedule 1 to this Letter of Credit issued by the Beneficiary on behalf of the Company and/or its Subsidiary/ies.

        "BUSINESS DAY" means a day (other than a Saturday or a Sunday) on which banks are open for general business in London.

        "CERTIFICATION DATE" means 14 February 2004 and each anniversary thereof, being the date on which the Beneficiary must certify to the Company (with a copy to the Issuing Bank) the Adjusted Bonds Outstanding on that date.

        "COMPANY" means Marconi Corporation plc.

        "DEMAND" means a demand for a payment under this Letter of Credit in the form of schedule 2 to this Letter of Credit together with, where relevant, a copy of the written request to the Company or the relevant Subsidiary demanding payment pursuant to the terms of the relevant Bond.

        "EURO EQUIVALENT" means, for a Bond, the Euro amount in respect of that Bond set out in the column headed "Euro Equivalent" in schedule 1 to this Letter of Credit.

        "EXPIRY DATE" means the earlier of:

        (i) 14 February 2008 (or such later expiry date applicable as a result of an extension pursuant to paragraph 4(c)); and

        (ii) the date on which the Total L/C Amount is reduced to zero pursuant to a reduction under paragraph 3.

        "ORIGINAL BONDS OUTSTANDING" means E5,631,771.

        "NOTIFICATION" means a notification from the Beneficiary to the Account Party, the Company or any Subsidiary that certain Bonds have expired or been cancelled (and are therefore no longer outstanding).

        "PRESENTATION DATE" means each date on which the Account Party presents to the Issuing Bank a copy of one or more Notifications.

        "SUBSIDIARY" means any subsidiary of the Company within the meaning of section 736 of the Companies Act 1985, as amended by section 144 of the Companies Act 1989.

        "TOTAL L/C AMOUNT" means E2,815,885.50, as reduced in accordance with paragraph 3 of this Letter of Credit.

2.      ISSUING BANK'S AGREEMENT

(a) The Beneficiary may request a drawing or drawings under this Letter of Credit by giving to the Issuing Bank a duly completed Demand. In order to constitute a valid Demand, a Demand must be received by the Issuing Bank by 11 a.m. (London time) on or before the Expiry Date.

(b) Subject to the terms of this Letter of Credit, the Issuing Bank unconditionally and irrevocably undertakes to the Beneficiary that, within ten Business Days of receipt by it of a Demand, it will pay to the Beneficiary the amount demanded in that Demand.

(c) The Issuing Bank will not be obliged to make a payment under this Letter of Credit if as a result the aggregate of all payments made by it under this Letter of Credit would exceed the Total L/C Amount.

REDUCTION IN TOTAL L/C AMOUNT

(a)      If:

         (i) on a Certification Date the Total L/C Amount exceeds the Adjusted Bonds Outstanding (as certified by the Beneficiary) on that date; or

         (ii) on a Presentation Date the Total L/C Amount exceeds the Adjusted Bonds Outstanding on that date (after deducting the Euro Equivalent for each Bond that is the subject of each relevant Notification), the Total L/C Amount shall, subject to paragraph (b) below, automatically reduce accordingly.

(b) Any reduction in the Total L/C Amount under sub-paragraph (a) above shall only be applied if:

         (i) the Total L/C Amount exceeds the Adjusted Bonds Outstanding on the relevant Certification Date or Presentation Date (as applicable) by more than E100,000; or

         (ii) if as a result of such reduction the Total L/C Amount would be zero.

3.       EXPIRY

(a) The Issuing Bank will be released from its obligations under this Letter of Credit on the Expiry Date with no further liability on the part of the Issuing Bank except for any Demand validly presented in accordance with paragraph 2(a) of this Letter of Credit that remains unpaid.

(b) When the Issuing Bank is no longer under any further obligations under this Letter of Credit, the Beneficiary must, on request, return the original of this Letter of Credit to the Issuing Bank.

(c) It is a condition of this irrevocable Letter of Credit that, not more than 30 days before the present or each future Expiry Date, the Beneficiary may (unless the relevant Expiry Date occurs as a result of the value of this Letter of Credit being reduced to zero) request it to be extended for an additional period of one year from the present or each future Expiry Date. If the Issuing Bank elects not to extend this Letter of Credit for such additional period the Beneficiary may, on or prior to the applicable Expiry Date, make a Demand for an amount not to exceed the remaining balance of the Total L/C Amount.

4.       PAYMENTS

         All payments under this Letter of Credit shall be made in Euro and for value on the due date to the account of the Beneficiary specified in the Demand.

5.       DELIVERY OF DEMAND

         Each Demand shall be in writing, and, unless otherwise stated, may be made by letter or fax and must be received in legible form by the Issuing Bank at its address and by the particular department or officer (if any) as follows:

         HSBC Bank plc
         [Canada Place
         Canary Wharf
         London    E14 5AH]
         Fax:               [                ]
         Telex:             [                ]
         Attention:         [Trade Services Department]

6.       ASSIGNMENT

         The Beneficiary's rights under this Letter of Credit may not be assigned or transferred.

7.       UCP

         Except to the extent it is inconsistent with the express terms of this Letter of Credit, this Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No.500.

8.       GOVERNING LAW

         This Letter of Credit is governed by English law.

9.       JURISDICTION

         The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Letter of Credit.

Yours faithfully,

For and on behalf of
HSBC BANK PLC
By:

                                   SCHEDULE 1
                                      BONDS


INDEMNIFYING      CONTRACTING     BANK REFERENCE      BENEFICIARY                          LOCAL VALUE    PAYMENT        EXCHANGE
  COMPANY           COMPANY                                                                              CURRENCY         RATE E1
                                                                                                                         12 FEB 03
------------      -----------     --------------      -------------------------------     -------------  --------      ------------
    1                 2                3                                4                     5             6              7
MCSpA               MCSpA           203/2360/001      TELECOM ITALIA S.P.A.               6,500,000,000    ITL            1,936.27
MCSpA               MCSpA           7155701           TELENOR NETT AS                         5,000,000    NOK              7.4738
MCSpA               MCSpA           7150201           TELENOR NETT AS                         1,134,993    DKK              7.4336
MCSpA               MCSpA           7137801           BELTELECOM                            199,005,100    ITL            1,936.27
MCSpA               MCSpA           7019301           RICEVITORE CAPO DOGANA                175,000,000    ITL            1,936.27
MCSpA               MCSpA           7019501           THE EMIRATES TLC                          289,498    AED              3.9430
MCSpA               MCSpA           7019601           THE EMIRATES TLC                          111,756    AED              3.9430
MCSpA               MCSpA           779/5/88          MIN.PPTT-ASST-ROMA                     24,712,000    ITL            1,936.27
MSud                MSud            7007701           SPI                                 1,700,000,000    ITL            1,936.27
MSud                MSud            7019101           RICEV.CAPO DOGANA GENOVA              300,000,000    ITL            1,936.27
MSud                MSud            7018801           DHL INTERNATIONAL                     100,000,000    ITL            1,936.27
MSud                MSud            7009401           REGIONE CAMPANIA                       79,200,000    ITL            1,936.27
MSud                MSud            7017601           MIN.INDUSTRIA COM.ARTIGIANATO          17,270,000    ITL            1,936.27
MSud                MSud            7009201           RICEV.CAPO DOGANA NAPOLI                8,000,000    ITL            1,936.27
MSud                MSud            7017801           PRESIDENTE PRO-TEMPORE PROV.CA          6,240,000    ITL            1,936.27
MSud                MSud            7019201           MINISTERO COMUNICAZIONI                 2,150,000    ITL            1,936.27
MSud                MSud            7003201           AMM.PROVINCIALE DI CASERTA              2,000,000    ITL            1,936.27
MSud                MSud            7004601           AMM.PROVINCIALE DI CASERTA              2,000,000    ITL            1,936.27
MSud                MSud            203.2360.1.92     COMUNE DI MARCIANISE                    1,000,000    ITL            1,936.27

[Table continues below]


INDEMNIFYING      CONTRACTING        EURO        LATEST EXPIRY
  COMPANY           COMPANY       EQUIVALENT         DATE
------------      -----------   --------------   -------------
    1                 2              8               9
MCSpA               MCSpA           3,356,970    31-Dec-06
MCSpA               MCSpA             669,004    15-Jul-03
MCSpA               MCSpA             152,684    16-Feb-15
MCSpA               MCSpA             102,778    15-Jul-01
MCSpA               MCSpA              90,380    31-Dec-02
MCSpA               MCSpA              73,421    16-Feb-02
MCSpA               MCSpA              28,343     6-Feb-02
MCSpA               MCSpA              12,763       U/L
MSud                MSud              877,977       U/L
MSud                MSud              154,937    31-Dec-02
MSud                MSud               51,646       U/L
MSud                MSud               40,903    31-Dec-99
MSud                MSud                8,919    29-Sep-03
MSud                MSud                4,132     8-Apr-99
MSud                MSud                3,223    19-Oct-04
MSud                MSud                1,110    10-Apr-02
MSud                MSud                1,033       U/L
MSud                MSud                1,033       U/L
MSud                MSud                  516       U/L

COMPANY KEY

MCSpA    Marconi Communications SpA
MSud     Marconi Sud

                                   SCHEDULE 2
                                 FORM OF DEMAND

To:      HSBC Bank plc

                                                                          [DATE]
Dear Sirs

STANDBY LETTER OF CREDIT NO. [        ] ISSUED IN FAVOUR OF BANCA MONTE DEI
PASCHI DI SIENA SPA DATED [                        ] (THE "LETTER OF CREDIT")

We refer to the Letter of Credit. Terms defined in the Letter of Credit have the same meaning when used in this Demand.

1.     [We certify that [        ] became due and payable on [      ] to [     ]
       pursuant to the terms of our guarantee number [ ] issued in favour of
       [        ] on behalf of [MARCONI COMPANY NAME]. We have notified [MARCONI
       COMPANY NAME] of such in writing (copy enclosed) not less than five business days prior to the date of this demand. However, we have not
       received payment of the sum of [       ] (being the amount due but unpaid
       under the Bonds).] [OR]

       [We certify that the amount of this drawing E[____________] under HSBC Bank plc Letter of Credit No. [ ] represents funds due to us as we have received notice from HSBC Bank plc of their decision not to extend this Letter of Credit for an additional period and the following Bonds in schedule 1 to this Letter of Credit remain outstanding: [INDICATE BOND NUMBERS]]

2.     We therefore demand payment of the sum of E[        ].

3.     Payment should be made to the following account:

       Name:

       Account Number:

       Bank:

4.     The date of this Demand is not later than the Expiry Date.

Yours faithfully


(Authorised Signatory)
FOR BANCA MONTE DEI PASCHI DI SIENA SPA

                                                                  CONFORMED COPY

                                                                  [MARCONI LOGO]

                                                         MARCONI CORPORATION PLC
                                                 338 EUSTON ROAD, LONDON NW1 3BT
                                                        TELEPHONE: 020 7543 6913
                                                              FAX: 020 7409 7748
                                                        WEBSITE: WWW.MARCONI.COM


                                                               18 February, 2003

National Westminster Bank plc
135 Bishopsgate
London EC2M 3UR

Dear Sirs,

MARCONI CORPORATION PLC (THE "COMPANY") SECURITY FOR BONDING EXPOSURE

We refer to:

(a) the Bonds which have been issued by you on behalf of us and/or any Subsidiaries;

(b) any counter indemnity that we and/or any Subsidiary may have given to you (or which may arise at law) in respect of any liability which you incur under those Bonds; and

(c) any rights you may have in relation to those Bonds to require cash collateral (or the equivalent) from us and/or any Subsidiary.

This letter sets out our agreement in relation to the Bonds.

The Bonds set out in schedule 2 to this letter are the only Bonds currently outstanding in respect of which you may have certain rights to call for cash collateral from us and/or any Subsidiary. As at the date of this letter the aggregate of the US Dollar Equivalents for each of those Bonds is US$1,527,151 ("ORIGINAL BONDS OUTSTANDING"), as set out in column 8 of schedule 2 to this letter.

In consideration for our procuring the issue of the Letter of Credit in your favour in an aggregate amount of US$763,575.50 you hereby agree to waive unconditionally and irrevocably (with effect from the date on which the Letter of Credit is delivered to you) all of your rights to call for cash collateral (or the equivalent) in respect of the Bonds. This waiver shall not apply to the extent of any rights you may have against us and/or any Subsidiary:

(a)      upon an Insolvency of us or of the relevant Subsidiary;

(b) to call for cash collateral, reimbursement or otherwise in respect of a Bond in the event a call is made, or a valid notice to call for payment is issued, by a beneficiary under that Bond; or

(c)      upon an acceleration under the Notes,

(but in each case only to the extent that you would have had such rights except for the above waiver).

On each anniversary of this letter (each a "CERTIFICATION DATE") you will certify to us (with a copy to the Issuing Bank) the aggregate amount of the US Dollar Equivalents of those of the Bonds listed in schedule 2 to this letter that remain outstanding (the "ADJUSTED BONDS OUTSTANDING") on that Certification Date. In accordance with the terms of the Letter of Credit, if the Total L/C Amount (as defined in the Letter of Credit) of the Letter of Credit exceeds the Adjusted Bonds Outstanding on a Certification Date, the Total L/C Amount of the Letter of Credit shall be reduced accordingly. In addition to any adjustments made to the Total L/C Amount of the Letter of Credit on a Certification Date, if and to the extent that you confirm to us or any Subsidiary that any of the Bonds listed in schedule 2 to this letter have expired or been cancelled, the Letter of Credit contains a mechanism for reducing the Adjusted Bonds Outstanding and the Total L/C Amount accordingly.

This letter shall be governed by the laws of England and Wales. Each party to this letter agrees that the Courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this letter.

This letter may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

Please confirm your agreement to the terms of this letter by signing below.

Yours faithfully



C.C. HOLDEN

For and behalf of
MARCONI CORPORATION PLC



We hereby agree to the above.



[AUTHORISED SIGNATORY]

For and behalf of
NATIONAL WESTMINSTER BANK PLC

                             SCHEDULE 1: DEFINITIONS

In this letter:

"BOND" means any bond, guarantee, letter of credit, indemnity or other like instrument issued by you in favour of a named third party beneficiary on behalf of us and/or any Subsidiary to secure the performance of any obligation owed by us or any Subsidiary to such beneficiary. A Bond is "OUTSTANDING" until you (acting reasonably) are satisfied that you have no further liability under that Bond (and, for the avoidance of doubt, you shall be satisfied that you have no further liability under a Bond once you have received a form of release from the beneficiary of the Bond in a form and substance satisfactory to you or once the original Bond has been returned to you).

"INSOLVENCY" means, in relation to any person, any of the following:

(a)      the commencement of a voluntary winding up, within the meaning of section 84 of the Insolvency Act 1986 (save where such winding up is for the purposes of a reconstruction or amalgamation while solvent);

(b) the appointment of an administrator or liquidator under the Insolvency Act 1986 or the appointment of an administrative receiver or receiver, or proposals are made or issued for a voluntary arrangement within the meaning of Part I of that Act (save where such occurrence is for the purposes of a solvent reconstruction or amalgamation); or

(c) the occurrence of any event in a jurisdiction outside the United Kingdom of Great Britain and Northern Ireland which is analogous to any of the events referred to in paragraphs (a) or (b) above.

"ISSUING BANK" means JPMorgan Chase Bank.

"LETTER OF CREDIT" means a letter of credit issued by the Issuing Bank in the form set out in schedule 3 to this letter.

"NOTES" means the notes to be issued by the Company in connection with a scheme of arrangement under section 425 of the Companies Act 1985.

"PAYMENT CURRENCY" means, in respect of any Bond, the currency of denomination of such Bond.

"SUBSIDIARY" means any subsidiary of the Company within the meaning of section 736 of the Companies Act 1985, as amended by section 144 of the Companies Act 1989.

"US DOLLAR EQUIVALENT" means, for a Bond, the US Dollar amount in respect of that Bond set out in the column headed "US Dollar Equivalent" in schedule 2 to this letter.

                               SCHEDULE 2 - BONDS


INDEMNIFYING  CONTRACTING     BANK                      BENEFICIARY                  LOCAL VALUE   PAYMENT       EXCHANGE
  COMPANY      COMPANY      REFERENCE                                                              CURRENCY     RATE US$1
                                                                                                                12 FEB 03
------------  ----------- -------------    ----------------------------------------  -----------   --------     ---------
     1            2             3                             4                           5           6            7
MCplc (MSIL)   MSIplc     TFPCYG 205868    China Resources (Hldg) Co Ltd              11,000,000     HKD         7.7993
MCplc (MML)    MM(I)L     59707            Emirates Holdings Electronics                  33,920     GBP         0.6187
MCplc (MSIL)   MSIL       TFPCYG 252273    Tunisia Telecom                                35,105     USD         1.0000
MCplc (MML)    MM(I)L     261190           International Aeradio (Emirates) L Dubai       25,001     EUR         0.9315


[Table continues below]

INDEMNIFYING  CONTRACTING   US DOLLAR      LATEST
  COMPANY      COMPANY      EQUIVALENT     EXPIRY
                                             DATE
------------  -----------   ----------   ---------
     1            2              8            9
MCplc (MSIL)   MSIplc       1,410,383     2-Feb-01
MCplc (MML)    MM(I)L          54,825    20-Jan-03
MCplc (MSIL)   MSIL            35,105    31-Dec-01
MCplc (MML)    MM(I)L          26,838     7-Nov-03

                            1,527,151

COMPANY KEY
MCplc            Marconi Corporation plc
MSIplc           Mobile Systems International plc
MSIL             Metapath Software International Ltd
MM(I)L           Marconi Mobile (International) Ltd

                          SCHEDULE 3: LETTER OF CREDIT

        [FORM OF LETTER OF CREDIT - ON LETTERHEAD OF JPMORGAN CHASE BANK]


To:      National Westminster Bank plc
         (the "BENEFICIARY")

                                                                          [DATE]

               IRREVOCABLE STANDBY LETTER OF CREDIT NO. [         ]

At the request of Marconi Bonding Limited (the "ACCOUNT PARTY"), JPMorgan Chase Bank (the "ISSUING BANK") issues this irrevocable standby letter of credit ("LETTER OF CREDIT") in your favour on the following terms and conditions:

1.      DEFINITIONS

(a)     In this Letter of Credit:

        "ADJUSTED BONDS OUTSTANDING" means, at any time, the aggregate of the US Dollar Equivalents for each of the Bonds that remain outstanding at that time.

        "BONDS" means those bonds, guarantees or letters of credit, indemnities or like instruments listed in schedule 1 to this Letter of Credit issued by the Beneficiary on behalf of the Company and/or its Subsidiary/ies.

        "BUSINESS DAY" means a day (other than a Saturday or a Sunday) on which banks are open for general business in London.

        "CERTIFICATION DATE" means 18 February 2004 and each anniversary thereof, being the date on which the Beneficiary must certify to the Company (with a copy to the Issuing Bank) the Adjusted Bonds Outstanding on that date.

        "COMPANY" means Marconi Corporation plc.

        "DEMAND" means a demand for a payment under this Letter of Credit in the form of schedule 2 to this Letter of Credit together with, where relevant, a copy of the written request to the Company or the relevant Subsidiary demanding payment pursuant to the terms of the relevant Bond.

        "EXPIRY DATE" means the earlier of:

        (i) 18 February 2008 (or such later expiry date applicable as a result of an extension pursuant to paragraph 4(c)); and

        (ii) the date on which the Total L/C Amount is reduced to zero pursuant to a reduction under paragraph 3.

        "ORIGINAL BONDS OUTSTANDING" means US$1,527,151.

        "NOTIFICATION" means a notification from the Beneficiary to the Account Party, the Company or any Subsidiary that certain Bonds have expired or been cancelled (and are therefore no longer outstanding).

        "PRESENTATION DATE" means each date on which the Account Party presents to the Issuing Bank a copy of one or more Notifications.

        "SUBSIDIARY" means any subsidiary of the Company within the meaning of section 736 of the Companies Act 1985, as amended by section 144 of the Companies Act 1989.

        "TOTAL L/C AMOUNT" means US$763,575.50, as reduced in accordance with paragraph 3 of this Letter of Credit.

        "US DOLLAR EQUIVALENT" means, for a Bond, the US Dollar amount in respect of that Bond set out in the column headed "US Dollar Equivalent" in schedule 1 to this Letter of Credit.

2.      ISSUING BANK'S AGREEMENT

(a) The Beneficiary may request a drawing or drawings under this Letter of Credit by giving to the Issuing Bank a duly completed Demand. In order to constitute a valid Demand, a Demand must be received by the Issuing Bank by 11 a.m. (London time) on or before the Expiry Date.

(b) Subject to the terms of this Letter of Credit, the Issuing Bank unconditionally and irrevocably undertakes to the Beneficiary that, within ten Business Days of receipt by it of a Demand, it will pay to the Beneficiary the amount demanded in that Demand.

(c) The Issuing Bank will not be obliged to make a payment under this Letter of Credit if as a result the aggregate of all payments made by it under this Letter of Credit would exceed the Total L/C Amount.

3.      REDUCTION IN TOTAL L/C AMOUNT

(a      If:

        (i) on a Certification Date the Total L/C Amount exceeds the Adjusted Bonds Outstanding (as certified by the Beneficiary) on that date; or

        (ii) on a Presentation Date the Total L/C Amount exceeds the Adjusted Bonds Outstanding on that date (after deducting the US Dollar Equivalent for each Bond that is the subject of each relevant Notification), the Total L/C Amount shall, subject to paragraph (b) below, automatically reduce accordingly.

(b) Any reduction in the Total L/C Amount under sub-paragraph (a) above shall only be applied if:

         (i) the Total L/C Amount exceeds the Adjusted Bonds Outstanding on the relevant Certification Date or Presentation Date (as applicable) by more than US$100,000; or

        (ii) if as a result of such reduction the Total L/C Amount would be zero.

4.      EXPIRY

(a) The Issuing Bank will be released from its obligations under this Letter of Credit on the Expiry Date with no further liability on the part of the Issuing Bank except for any Demand validly presented in accordance with paragraph 2(a) of this Letter of Credit that remains unpaid.

(b) When the Issuing Bank is no longer under any further obligations under this Letter of Credit, the Beneficiary must, on request, return the original of this Letter of Credit to the Issuing Bank.

(c) It is a condition of this irrevocable Letter of Credit that, not more than 30 days before the present or each future Expiry Date, the Beneficiary may (unless the relevant Expiry Date occurs as a result of the value of this Letter of Credit being reduced to zero) request it to be extended for an additional period of one year from the present or each future Expiry Date. If the Issuing Bank elects not to extend this Letter of Credit for such additional period the Beneficiary may, on or prior to the applicable Expiry Date, make a Demand for an amount not to exceed the remaining balance of the Total L/C Amount.

5.      PAYMENTS

        All payments under this Letter of Credit shall be made in US Dollars and for value on the due date to the account of the Beneficiary specified in the Demand.

6.      DELIVERY OF DEMAND

        Each Demand shall be in writing, and, unless otherwise stated, may be made by letter or fax and must be received in legible form by the Issuing Bank at its address and by the particular department or officer (if any) as follows:

        JPMorgan Chase Bank
        [1 Chaseside
        Bournemouth
        Dorset BH7 7DA]
        Fax:               [01202 34 37 30]
        Telex:             [              ]
        Attention:         [              ]

7.      ASSIGNMENT

        The Beneficiary's rights under this Letter of Credit may not be assigned or transferred.

8.      UCP

        Except to the extent it is inconsistent with the express terms of this Letter of Credit, this Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500.

9.      GOVERNING LAW

        This Letter of Credit is governed by English law.

10.     JURISDICTION

        The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Letter of Credit.

Yours faithfully,

For and on behalf of
JPMORGAN CHASE BANK
By:

                                   SCHEDULE 1
                                      BONDS


INDEMNIFYING  CONTRACTING      BANK                      BENEFICIARY                   LOCAL VALUE  PAYMENT      EXCHANGE
  COMPANY       COMPANY      REFERENCE                                                              CURRENCY     RATE US$1
                                                                                                                 12 FEB 03
------------  -----------  -------------    ----------------------------------------   -----------  --------     ---------
     1             2             3                           4                              5        6               7
MCplc (MSIL)    MSIplc     TFPCYG 205868    China Resources (Hldg) Co Ltd               11,000,000   HKD           7.7993
MCplc (MML)     MM(I)L     59707            Emirates Holdings Electronics                   33,920   GBP            0.6187
MCplc (MSIL)    MSIL       TFPCYG 252273    Tunisia Telecom                                 35,105   USD           1.0000
MCplc (MML)     MM(I)L     261190           International Aeradio (Emirates) L Dubai        25,001   EUR           0.9315

[Table continues below]

INDEMNIFYING  CONTRACTING   US DOLLAR       LATEST
  COMPANY       COMPANY     EQUIVALENT      EXPIRY
                                             DATE
------------  -----------   -----------   ---------
     1             2             8            9
MCplc (MSIL)    MSIplc       1,410,383     2-Feb-01
MCplc (MML)     MM(I)L          54,825    20-Jan-03
MCplc (MSIL)    MSIL            35,105    31-Dec-01
MCplc (MML)     MM(I)L          26,838     7-Nov-03

                             1,527,151

COMPANY KEY
MCplc            Marconi Corporation plc
MSIplc           Mobile Systems International plc
MSIL             Metapath Software International Ltd
MM(I)L           Marconi Mobile (International) Ltd

                                   SCHEDULE 2
                                 FORM OF DEMAND

To:      JPMorgan Chase Bank
                                                                          [DATE]
Dear Sirs

STANDBY LETTER OF CREDIT NO. [        ] ISSUED IN FAVOUR OF NATIONAL WESTMINSTER
BANK PLC DATED [                        ] (THE "LETTER OF CREDIT")

We refer to the Letter of Credit. Terms defined in the Letter of Credit have the same meaning when used in this Demand.

1.      [We certify that [           ] became due and payable on [             ]
        to [      ] pursuant to the terms of our guarantee number [     ] issued
        in favour of [        ] on behalf of [MARCONI COMPANY NAME]. We have
        notified [MARCONI COMPANY NAME] of such in writing (copy enclosed) not less than five business days prior to the date of this demand. However,
        we have not received payment of the sum of [         ] (being the amount
        due but unpaid under the Bonds).] [OR]

       [We certify that the amount of this drawing US$[____________] under JPMorgan Chase Bank Letter of Credit No. [ ] represents funds due to us as we have received notice from JPMorgan Chase Bank of their decision not to extend this Letter of Credit for an additional period and the following Bonds in schedule 1 to this Letter of Credit remain outstanding: [INDICATE BOND NUMBERS]]

2.     We therefore demand payment of the sum of US$[        ].

3.     Payment should be made to the following account:

       Name:

       Account Number:

       Bank:

4.     The date of this Demand is not later than the Expiry Date.

Yours faithfully


(Authorised Signatory)
FOR NATIONAL WESTMINSTER BANK PLC

                                                                  CONFORMED COPY

                                                                  [MARCONI LOGO]

                                                         MARCONI CORPORATION PLC
                                                 338 EUSTON ROAD, LONDON NW1 3BT
                                                        TELEPHONE: 020 7543 6913
                                                              FAX: 020 7409 7748
                                                        WEBSITE: WWW.MARCONI.COM


                                                               19 February, 2003

The HongKong and Shanghai Banking Corporation Limited
Lending Services Division
APH CRM
L10 HSBC Main Building
1 Queen's Road Central
Hong Kong

Dear Sirs,

MARCONI CORPORATION PLC (THE "COMPANY") SECURITY FOR BONDING EXPOSURE

We refer to:

(a) the Bonds which have been issued by you on behalf of us and/or any Subsidiaries;

(b) any counter indemnity that we and/or any Subsidiary may have given to you (or which may arise at law) in respect of any liability which you incur under those Bonds; and

(c) any rights you may have in relation to those Bonds to require cash collateral (or the equivalent) from us and/or any Subsidiary.

This letter sets out our agreement in relation to the Bonds.

The Bonds set out in schedule 2 to this letter are the only Bonds currently outstanding in respect of which you may have certain rights to call for cash collateral from us and/or any Subsidiary. As at the date of this letter the aggregate of the US Dollar Equivalents for each of those Bonds is US$3,359,294 ("ORIGINAL BONDS OUTSTANDING"), as set out in column 8 of schedule 2 to this letter.

In consideration for our procuring the issue of the Letter of Credit in your favour in an aggregate amount of US$1,679,647 you hereby agree to waive unconditionally and irrevocably (with effect from the date on which the Letter of Credit is delivered to you) all of your rights to call for cash collateral (or the equivalent) in respect of the Bonds. This waiver shall not apply to the extent of any rights you may have against us and/or any Subsidiary:

(a)      upon an Insolvency of us or of the relevant Subsidiary;

(b) to call for cash collateral, reimbursement or otherwise in respect of a Bond in the event a call is made, or a valid notice to call for payment is issued, by a beneficiary under that Bond; or

(c)      upon an acceleration under the Notes,

(but in each case only to the extent that you would have had such rights except for the above waiver).

On each anniversary of this letter (each a "CERTIFICATION DATE") you will certify to us (with a copy to the Issuing Bank) the aggregate amount of the US Dollar Equivalents of those of the Bonds listed in schedule 2 to this letter that remain outstanding (the "ADJUSTED BONDS OUTSTANDING") on that Certification Date. In accordance with the terms of the Letter of Credit, if the Total L/C Amount (as defined in the Letter of Credit) of the Letter of Credit exceeds the Adjusted Bonds Outstanding on a Certification Date, the Total L/C Amount of the Letter of Credit shall be reduced accordingly. In addition to any adjustments made to the Total L/C Amount of the Letter of Credit on a Certification Date, if and to the extent that you confirm to us or any Subsidiary that any of the Bonds listed in schedule 2 to this letter have expired or been cancelled, the Letter of Credit contains a mechanism for reducing the Adjusted Bonds Outstanding and the Total L/C Amount accordingly.

This letter shall be governed by the laws of England and Wales. Each party to this letter agrees that the Courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this letter.

This letter may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

Please confirm your agreement to the terms of this letter by signing below.

Yours faithfully



C.C. HOLDEN

For and behalf of
MARCONI CORPORATION PLC


We hereby agree to the above.



LEWIS WILSON

For and behalf of
THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

                             SCHEDULE 1: DEFINITIONS

In this letter:

"BOND" means any bond, guarantee, letter of credit, indemnity or other like instrument issued by you in favour of a named third party beneficiary on behalf of us and/or any Subsidiary to secure the performance of any obligation owed by us or any Subsidiary to such beneficiary. A Bond is "OUTSTANDING" until you (acting reasonably) are satisfied that you have no further liability under that Bond (and, for the avoidance of doubt, you shall be satisfied that you have no further liability under a Bond once you have received a form of release from the beneficiary of the Bond in a form and substance satisfactory to you or once the original Bond has been returned to you).

"INSOLVENCY" means, in relation to any person, any of the following:

(a)      the commencement of a voluntary winding up, within the meaning of section 84 of the Insolvency Act 1986 (save where such winding up is for the purposes of a reconstruction or amalgamation while solvent);

(b) the appointment of an administrator or liquidator under the Insolvency Act 1986 or the appointment of an administrative receiver or receiver, or proposals are made or issued for a voluntary arrangement within the meaning of Part I of that Act (save where such occurrence is for the purposes of a solvent reconstruction or amalgamation); or

(c) the occurrence of any event in a jurisdiction outside the United Kingdom of Great Britain and Northern Ireland which is analogous to any of the events referred to in paragraphs (a) or (b) above.

"ISSUING BANK" means Barclays Bank PLC.

"LETTER OF CREDIT" means a letter of credit issued by the Issuing Bank in the form set out in schedule 3 to this letter.

"NOTES" means the notes to be issued by the Company in connection with a scheme of arrangement under section 425 of the Companies Act 1985.

"PAYMENT CURRENCY" means, in respect of any Bond, the currency of denomination of such Bond.

"SUBSIDIARY" means any subsidiary of the Company within the meaning of section 736 of the Companies Act 1985, as amended by section 144 of the Companies Act 1989.

"US DOLLAR EQUIVALENT" means, for a Bond, the US Dollar amount in respect of that Bond set out in the column headed "US Dollar Equivalent" in schedule 2 to this letter.

                               SCHEDULE 2 - BONDS

INDEMNIFYING  CONTRACTING         BANK        BENEFICIARY                                       LOCAL VALUE   PAYMENT      EXCHANGE
  COMPANY       COMPANY         REFERENCE         4                                                 5         CURRENCY     RATE US$1
   1             2                3                                                                             6          12 FEB 03
                                                                                                                              7
------------  -----------     ------------    ---------------------------------------------      ----------   --------     ---------
MCIL            MCIL          PEBTKY210078    SpeedNet Incorporated                              1,201,448     USD          1.0000
GEC(HK)L        GEC(HK)L      HKH037096       Dragages - Zen Pacific Joint Venture               7,415,000     HKD          7.7993
MCAL            MCAL          38434           MTR Corporation Limited                            5,043,833     HKD          7.7993
MCAL            MCAL          39905           ERG Transit Systems (HK) Limited                   2,672,850     HKD          7.7993
MCIL            MCIL          39825           Loxley business Information Technology Co Ltd.        44,599     GBP          0.6187
MCIL            MCIL          40156           Loxley business Information Technology Co Ltd.        40,583     GBP          0.6187
MCIL            MCIL          40220           Korea Telecom                                         61,555     EUR          0.9315
GECSingPL       GECSingPL     PEBSGH931199    Housing & Development Board                           24,541     SGD          1.7586

[Table continues below]

INDEMNIFYING  CONTRACTING        US DOLLAR      LATEST
  COMPANY       COMPANY          EQUIVALENT     EXPIRY
   1             2                   8           DATE
                                                    9
------------  -----------        ----------    ---------
MCIL            MCIL             1,201,448     06-Jan-03
GEC(HK)L        GEC(HK)L           950,726        U/L
MCAL            MCAL               646,703     30-Nov-03
MCAL            MCAL               342,704     01-Sep-03
MCIL            MCIL                72,085     02-Jan-03
MCIL            MCIL                65,594     26-Mar-03
MCIL            MCIL                66,079     10-Jan-04
GECSingPL       GECSingPL           13,955     26-Mar-03

                                 3,359,294

COMPANY KEY
-----------
MCIL                  Marconi Communications International Ltd
MCCL                  Marconi Communications China Ltd
MCAL                  Marconi Communications Asia Ltd
GEC(HK)L              GEC (Hong Kong) Ltd
GECSingPL             GEC Singapore Pty Ltd

                          SCHEDULE 3: LETTER OF CREDIT

         [FORM OF LETTER OF CREDIT - ON LETTERHEAD OF BARCLAYS BANK PLC]


To:      The HongKong and Shanghai Banking Corporation Limited
         (the "BENEFICIARY")
                                                                          [DATE]

                  IRREVOCABLE STANDBY LETTER OF CREDIT NO. [ ]

At the request of Marconi Bonding Limited (the "ACCOUNT PARTY"), Barclays Bank PLC (the "ISSUING BANK") issues this irrevocable standby letter of credit ("LETTER OF CREDIT") in your favour on the following terms and conditions:

1.      DEFINITIONS

(a)     In this Letter of Credit:

        "ADJUSTED BONDS OUTSTANDING" means, at any time, the aggregate of the US Dollar Equivalents for each of the Bonds that remain outstanding at that time.

        "BONDS" means those bonds, guarantees or letters of credit, indemnities or like instruments listed in schedule 1 to this Letter of Credit issued by the Beneficiary on behalf of the Company and/or its Subsidiary/ies.

        "BUSINESS DAY" means a day (other than a Saturday or a Sunday) on which banks are open for general business in London.

        "CERTIFICATION DATE" means 19 February 2004 and each anniversary thereof, being the date on which the Beneficiary must certify to the Company (with a copy to the Issuing Bank) the Adjusted Bonds Outstanding on that date.

        "COMPANY" means Marconi Corporation plc.

        "DEMAND" means a demand for a payment under this Letter of Credit in the form of schedule 2 to this Letter of Credit together with, where relevant, a copy of the written request to the Company or the relevant Subsidiary demanding payment pursuant to the terms of the relevant Bond.

        "EXPIRY DATE" means the earlier of:

         (i) 19 February 2008 (or such later expiry date applicable as a result of an extension pursuant to paragraph 4(c)); and

         (ii) the date on which the Total L/C Amount is reduced to zero pursuant to a reduction under paragraph 3.

        "ORIGINAL BONDS OUTSTANDING" means US$3,359,294.

        "NOTIFICATION" means a notification from the Beneficiary to the Account Party, the Company or any Subsidiary that certain Bonds have expired or been cancelled (and are therefore no longer outstanding).

        "PRESENTATION DATE" means each date on which the Account Party presents to the Issuing Bank a copy of one or more Notifications.

        "SUBSIDIARY" means any subsidiary of the Company within the meaning of section 736 of the Companies Act 1985, as amended by section 144 of the Companies Act 1989.

        "TOTAL L/C AMOUNT" means US$1,679,647, as reduced in accordance with paragraph 3 of this Letter of Credit.

        "US DOLLAR EQUIVALENT" means, for a Bond, the US Dollar amount in respect of that Bond set out in the column headed "US Dollar Equivalent" in schedule 1 to this Letter of Credit.

2.      ISSUING BANK'S AGREEMENT

(a) The Beneficiary may request a drawing or drawings under this Letter of Credit by giving to the Issuing Bank a duly completed Demand. In order to constitute a valid Demand, a Demand must be received by the Issuing Bank by 11 a.m. (London time) on or before the Expiry Date.

(b) Subject to the terms of this Letter of Credit, the Issuing Bank unconditionally and irrevocably undertakes to the Beneficiary that, within ten Business Days of receipt by it of a Demand, it will pay to the Beneficiary the amount demanded in that Demand.

(c) The Issuing Bank will not be obliged to make a payment under this Letter of Credit if as a result the aggregate of all payments made by it under this Letter of Credit would exceed the Total L/C Amount.

3.      REDUCTION IN TOTAL L/C AMOUNT

(a)      If:

         (i) on a Certification Date the Total L/C Amount exceeds the Adjusted Bonds Outstanding (as certified by the Beneficiary) on that date; or

         (ii) on a Presentation Date the Total L/C Amount exceeds the Adjusted Bonds Outstanding on that date (after deducting the US Dollar Equivalent for each Bond that is the subject of each relevant Notification), the Total L/C Amount shall, subject to paragraph (b) below, automatically reduce accordingly.

(b) Any reduction in the Total L/C Amount under sub-paragraph (a) above shall only be applied if:

         (i) the Total L/C Amount exceeds the Adjusted Bonds Outstanding on the relevant Certification Date or Presentation Date (as applicable) by more than US$100,000; or

         (ii) if as a result of such reduction the Total L/C Amount would be zero.

4.       EXPIRY

(a) The Issuing Bank will be released from its obligations under this Letter of Credit on the Expiry Date with no further liability on the part of the Issuing Bank except for any Demand validly presented in accordance with paragraph 2(a) of this Letter of Credit that remains unpaid.

(b) When the Issuing Bank is no longer under any further obligations under this Letter of Credit, the Beneficiary must, on request, return the original of this Letter of Credit to the Issuing Bank.

(c) It is a condition of this irrevocable Letter of Credit that, not more than 30 days before the present or each future Expiry Date, the Beneficiary may (unless the relevant Expiry Date occurs as a result of the value of this Letter of Credit being reduced to zero) request it to be extended for an additional period of one year from the present or each future Expiry Date. If the Issuing Bank elects not to extend this Letter of Credit for such additional period the Beneficiary may, on or prior to the applicable Expiry Date, make a Demand for an amount not to exceed the remaining balance of the Total L/C Amount.

5.       PAYMENTS

         All payments under this Letter of Credit shall be made in US Dollars and for value on the due date to the account of the Beneficiary specified in the Demand.

6.       DELIVERY OF DEMAND

         Each Demand shall be in writing, and, unless otherwise stated, may be made by letter or fax and must be received in legible form by the Issuing Bank at its address and by the particular department or officer (if any) as follows:

         Barclays Bank PLC
         [Guarantees Department
         UK International Operations Centre - Manchester
         P O Box 84
         6th Floor
         4 Exchange Quay
         Salford M5 3PL]
         Fax:               [0161 911 6402]
         Telex:             [                ]
         Attention:         [Guarantees Department]

7.       ASSIGNMENT

         The Beneficiary's rights under this Letter of Credit may not be assigned or transferred.

8.       UCP

         Except to the extent it is inconsistent with the express terms of this Letter of Credit, this Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500.

9.       GOVERNING LAW

         This Letter of Credit is governed by English law.

10.      JURISDICTION

         The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Letter of Credit.

Yours faithfully,

For and on behalf of
BARCLAYS BANK PLC
By:

                                   SCHEDULE 1
                                     BONDS

INDEMNIFYING  CONTRACTING       BANK         BENEFICIARY                                   LOCAL VALUE  PAYMENT      EXCHANGE
  COMPANY       COMPANY       REFERENCE            4                                            5       CURRENCY    RATE US$1
   1              2              3                                                                        6         12 FEB 03
                                                                                                                          7
------------  -----------   ------------    ---------------------------------------------  -----------  --------    ---------
MCIL            MCIL        PEBTKY210078    SpeedNet Incorporated                           1,201,448     USD          1.0000
GEC(HK)L        GEC(HK)L    HKH037096       Dragages - Zen Pacific Joint Venture            7,415,000     HKD          7.7993
MCAL            MCAL        38434           MTR Corporation Limited                         5,043,833     HKD          7.7993
MCAL            MCAL        39905           ERG Transit Systems (HK) Limited                2,672,850     HKD          7.7993
MCIL            MCIL        39825           Loxley business Information Technology Co Ltd.     44,599     GBP          0.6187
MCIL            MCIL        40156           Loxley business Information Technology Co Ltd.     40,583     GBP          0.6187
MCIL            MCIL        40220           Korea Telecom                                      61,555     EUR          0.9315
GECSingPL       GECSingPL   PEBSGH931199    Housing & Development Board                        24,541     SGD          1.7586


[Table continues below]


INDEMNIFYING  CONTRACTING   US DOLLAR     LATEST
  COMPANY       COMPANY     EQUIVALENT    EXPIRY
   1              2             8          DATE
                                            9
------------  -----------   ----------  ---------
MCIL            MCIL         1,201,448  06-Jan-03
GEC(HK)L        GEC(HK)L       950,726     U/L
MCAL            MCAL           646,703  30-Nov-03
MCAL            MCAL           342,704  01-Sep-03
MCIL            MCIL            72,085  02-Jan-03
MCIL            MCIL            65,594  26-Mar-03
MCIL            MCIL            66,079  10-Jan-04
GECSingPL       GECSingPL       13,955  26-Mar-03

                             3,359,294

COMPANY KEY
-----------
MCIL                  Marconi Communications International Ltd
MCCL                  Marconi Communications China Ltd
MCAL                  Marconi Communications Asia Ltd
GEC(HK)L              GEC (Hong Kong) Ltd
GECSingPL             GEC Singapore Pty Ltd

                                   SCHEDULE 2
                                 FORM OF DEMAND

To:      Barclays Bank PLC
                                                                          [DATE]
Dear Sirs

STANDBY LETTER OF CREDIT NO. [        ] ISSUED IN FAVOUR OF THE HONGKONG AND
SHANGHAI BANKING CORPORATION LIMITED DATED [                        ] (THE
"LETTER OF CREDIT")

We refer to the Letter of Credit. Terms defined in the Letter of Credit have the same meaning when used in this Demand.

1.     [We certify that [                 ] became due and payable on
       [               ] to [      ] pursuant to the terms of our guarantee
       number [      ] issued in favour of [        ] on behalf of [MARCONI
       COMPANY NAME]. We have notified [MARCONI COMPANY NAME] of such in writing (copy enclosed) not less than five business days prior to the date of this demand. However, we have not received payment of the sum of
       [          ] (being the amount due but unpaid under the Bonds).] [OR]

       [We certify that the amount of this drawing US$[____________] under Barclays Bank PLC Letter of Credit No. [ ] represents funds due to us as we have received notice from Barclays Bank PLC of their decision not to extend this Letter of Credit for an additional period and the following Bonds in schedule 1 to this Letter of Credit remain outstanding:
       [INDICATE BOND NUMBERS]]

2.     We therefore demand payment of the sum of US$[        ].

3.     Payment should be made to the following account:

       Name:

       Account Number:

       Bank:

4.     The date of this Demand is not later than the Expiry Date.

Yours faithfully


(Authorised Signatory)
FOR THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

                                                                  CONFORMED COPY

                                                                  [MARCONI LOGO]

                                                         MARCONI CORPORATION PLC
                                                 338 EUSTON ROAD, LONDON NW1 3BT
                                                        TELEPHONE: 020 7543 6913
                                                              FAX: 020 7409 7748
                                                        WEBSITE: WWW.MARCONI.COM


                                                               26 February, 2003

BNP Paribas
10 Harewood Avenue
London NW1 6AA

Dear Sirs,

MARCONI CORPORATION PLC (THE "COMPANY") SECURITY FOR BONDING EXPOSURE

We refer to:

(a) the Bonds which have been issued by you on behalf of us and/or any Subsidiaries;

(b) any counter indemnity that we and/or any Subsidiary may have given to you (or which may arise at law) in respect of any liability which you incur under those Bonds; and

(c) any rights you may have in relation to those Bonds to require cash collateral (or the equivalent) from us and/or any Subsidiary.

This letter sets out our agreement in relation to the Bonds.

The Bonds set out in schedule 2 to this letter are the only Bonds currently outstanding in respect of which you may have certain rights to call for cash collateral from us and/or any Subsidiary. As at the date of this letter the aggregate of the Euro Equivalents for each of those Bonds is E3,778,202 ("ORIGINAL BONDS OUTSTANDING"), as set out in column 8 of schedule 2 to this letter.

In consideration for our procuring the issue of the Letter of Credit in your favour in an aggregate amount of E1,889,101 you hereby agree to waive unconditionally and irrevocably (with effect from the date on which the Letter of Credit is delivered to you) all of your rights to call for cash collateral (or the equivalent) in respect of the Bonds. This waiver shall not apply to the extent of any rights you may have against us and/or any Subsidiary:

(a)      upon an Insolvency of us or of the relevant Subsidiary;

(b) to call for cash collateral, reimbursement or otherwise in respect of a Bond in the event a call is made, or a valid notice to call for payment is issued, by a beneficiary under that Bond; or

(c)      upon an acceleration under the Notes,

(but in each case only to the extent that you would have had such rights except for the above waiver).

On each anniversary of this letter (each a "CERTIFICATION DATE") you will certify to us (with a copy to the Issuing Bank) the aggregate amount of the Euro Equivalents of those of the Bonds listed in schedule 2 to this letter that remain outstanding (the "ADJUSTED BONDS OUTSTANDING") on that Certification Date. In accordance with the terms of the Letter of Credit, if the Total L/C Amount (as defined in the Letter of Credit) of the Letter of Credit exceeds the Adjusted Bonds Outstanding on a Certification Date, the Total L/C Amount of the Letter of Credit shall be reduced accordingly. In addition to any adjustments made to the Total L/C Amount of the Letter of Credit on a Certification Date, if and to the extent that you confirm to us or any Subsidiary that any of the Bonds listed in schedule 2 to this letter have expired or been cancelled, the Letter of Credit contains a mechanism for reducing the Adjusted Bonds Outstanding and the Total L/C Amount accordingly.

This letter shall be governed by the laws of England and Wales. Each party to this letter agrees that the Courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this letter.

This letter may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

Please confirm your agreement to the terms of this letter by signing below.

Yours faithfully


C.C. HOLDEN

For and behalf of
MARCONI CORPORATION PLC


We hereby agree to the above.


PAUL TUMIM                                           TARIQ KAZI
PAUL TUMIM                                           TARIQ KAZI

For and behalf of
BNP PARIBAS

                             SCHEDULE 1: DEFINITIONS

In this letter:

"BOND" means any bond, guarantee, letter of credit, indemnity or other like instrument issued by you in favour of a named third party beneficiary on behalf of us and/or any Subsidiary to secure the performance of any obligation owed by us or any Subsidiary to such beneficiary. A Bond is "OUTSTANDING" until you (acting reasonably) are satisfied that you have no further liability under that Bond (and, for the avoidance of doubt, you shall be satisfied that you have no further liability under a Bond once you have received a form of release from the beneficiary of the Bond in a form and substance satisfactory to you or once the original Bond has been returned to you).

"EURO EQUIVALENT" means, for a Bond, the Euro amount in respect of that Bond set out in the column headed "Euro Equivalent" in schedule 2 to this letter.

"INSOLVENCY" means, in relation to any person, any of the following:

(a)      the commencement of a voluntary winding up, within the meaning of section 84 of the Insolvency Act 1986 (save where such winding up is for the purposes of a reconstruction or amalgamation while solvent);

(b) the appointment of an administrator or liquidator under the Insolvency Act 1986 or the appointment of an administrative receiver or receiver, or proposals are made or issued for a voluntary arrangement within the meaning of Part I of that Act (save where such occurrence is for the purposes of a solvent reconstruction or amalgamation); or

(c) the occurrence of any event in a jurisdiction outside the United Kingdom of Great Britain and Northern Ireland which is analogous to any of the events referred to in paragraphs (a) or (b) above.

"ISSUING BANK" means JPMorgan Chase Bank.

"LETTER OF CREDIT" means a letter of credit issued by the Issuing Bank in the form set out in schedule 3 to this letter.

"NOTES" means the notes to be issued by the Company in connection with a scheme of arrangement under section 425 of the Companies Act 1985.

"PAYMENT CURRENCY" means, in respect of any Bond, the currency of denomination of such Bond.

"SUBSIDIARY" means any subsidiary of the Company within the meaning of section 736 of the Companies Act 1985, as amended by section 144 of the Companies Act 1989.

                               SCHEDULE 2 - BONDS

INDEMNIFYING      CONTRACTING        BANK          BENEFICIARY                                 LOCAL VALUE     PAYMENT    EXCHANGE
   COMPANY          COMPANY       REFERENCE                                                                    CURRENCY   RATE (E)1
                                                                                                                          12 FEB 03
    1               2               3                      4                                           5          6            7
------------      -----------     -------------    ----------------------------------------   -------------    --------   ----------
MCL (MCCL)         MCCL           GTE/2000.0607    Foundasia (HK) Limited                         5,961,337      HKD         8.3727
MCL (MCAL)         MCAL           GTE/2000.0632    Hongkong Electric Co., Ltd.                      762,405      USD         1.0735
MMSpA              MMSpA          4808             A.T.M.                                     1,230,000,000      ITL       1,936.27
MCSEAL             MCSEAL         970678           Singapore Telecommunications Ltd               1,255,000      SGD         1.8878
MCSA               MCSA                            Cardimmo                                       3,660,000      FFR         6.5596
MMSpA              MMSpA          4505/99          A.T.M.                                       402,000,000      ITL       1,936.27
MCL (MCAL)         MCAL           GTE/990747       China Electric Power Technology Import &         139,359      USD         1.0735
                                                   Export Corp.
MCL (GEC(HK)L)     GEC(HK)L       GTE/990036       Hong Kong Government - 1041/EM/97              1,000,000      HKD         8.3727
MCL                GECSingPL      970519           Power Supply Ltd                                  50,000      SGD         1.8878
MCL                GECSingPL      968288           Housing &  Development Board                      17,050      SGD         1.8878
MCL                GECSingPL      969965           Kian Hiap Construction Pte Ltd                     9,100      SGD         1.8878
MCL                GECSingPL      970174           PWD EMS Pte Ltd                                    1,500      SGD         1.8878

[Table continues below]


INDEMNIFYING      CONTRACTING       EURO               LATEST
   COMPANY          COMPANY       EQUIVALENT           EXPIRY
                                                        DATE
    1               2                   8                9
------------      -----------     ----------         ---------
MCL (MCCL)         MCCL              711,997         31-Oct-05
MCL (MCAL)         MCAL              710,205         31-Jan-05
MMSpA              MMSpA             635,242         18-Jan-04
MCSEAL             MCSEAL            664,795         31-Dec-04
MCSA               MCSA              557,961            U/L
MMSpA              MMSpA             207,616         25-Jul-03
MCL (MCAL)         MCAL              129,818         04-Aug-03

MCL (GEC(HK)L)     GEC(HK)L          119,436            U/L
MCL                GECSingPL          26,486            U/L
MCL                GECSingPL           9,032            U/L
MCL                GECSingPL           4,820            U/L
MCL                GECSingPL             795         02-Aug-03

                                   3,778,202


COMPANY KEY
-----------
MCL                 Marconi Communications Ltd
MCIL                Marconi Communications International Ltd
MCCL                Marconi Communications China Ltd
MCAL                Marconi Communications Asia Ltd
GEC(HK)L            GEC (Hong Kong) Ltd
GECSingPL           GEC Singapore Pty Ltd
MMSpA               Marconi Mobile SpA

                          SCHEDULE 3: LETTER OF CREDIT

        [FORM OF LETTER OF CREDIT - ON LETTERHEAD OF JPMORGAN CHASE BANK]


To:      BNP Paribas
         (the "BENEFICIARY")
                                                                          [DATE]

                         IRREVOCABLE STANDBY LETTER OF CREDIT NO. [          ]

At the request of Marconi Bonding Limited (the "ACCOUNT PARTY"), JPMorgan Chase Bank (the "ISSUING BANK") issues this irrevocable standby letter of credit ("LETTER OF CREDIT") in your favour on the following terms and conditions:

1.      DEFINITIONS

(a)     In this Letter of Credit:

        "ADJUSTED BONDS OUTSTANDING" means, at any time, the aggregate of the Euro Equivalents for each of the Bonds that remain outstanding at that time.

        "BONDS" means those bonds, guarantees or letters of credit, indemnities or like instruments listed in schedule 1 to this Letter of Credit issued by the Beneficiary on behalf of the Company and/or its Subsidiary/ies.

        "BUSINESS DAY" means a day (other than a Saturday or a Sunday) on which banks are open for general business in London.

        "CERTIFICATION DATE" means 26 February 2004 and each anniversary thereof, being the date on which the Beneficiary must certify to the Company (with a copy to the Issuing Bank) the Adjusted Bonds Outstanding on that date.

        "COMPANY" means Marconi Corporation plc.

        "DEMAND" means a demand for a payment under this Letter of Credit in the form of schedule 2 to this Letter of Credit together with, where relevant, a copy of the written request to the Company or the relevant Subsidiary demanding payment pursuant to the terms of the relevant Bond.

        "EURO EQUIVALENT" means, for a Bond, the Euro amount in respect of that Bond set out in the column headed "Euro Equivalent" in schedule 1 to this Letter of Credit.

        "EXPIRY DATE" means the earlier of:

        (i) 26 February 2008 (or such later expiry date applicable as a result of an extension pursuant to paragraph 4(c)); and

        (ii) the date on which the Total L/C Amount is reduced to zero pursuant to a reduction under paragraph 3.

        "ORIGINAL BONDS OUTSTANDING" means E3,778,202.

        "NOTIFICATION" means a notification from the Beneficiary to the Account Party, the Company or any Subsidiary that certain Bonds have expired or been cancelled (and are therefore no longer outstanding).

        "PRESENTATION DATE" means each date on which the Account Party presents to the Issuing Bank a copy of one or more Notifications.

        "SUBSIDIARY" means any subsidiary of the Company within the meaning of section 736 of the Companies Act 1985, as amended by section 144 of the Companies Act 1989.

        "TOTAL L/C AMOUNT" means E1,889,101, as reduced in accordance with paragraph 3 of this Letter of Credit.

2.      ISSUING BANK'S AGREEMENT

(a) The Beneficiary may request a drawing or drawings under this Letter of Credit by giving to the Issuing Bank a duly completed Demand. In order to constitute a valid Demand, a Demand must be received by the Issuing Bank by 11 a.m. (London time) on or before the Expiry Date.

(b) Subject to the terms of this Letter of Credit, the Issuing Bank unconditionally and irrevocably undertakes to the Beneficiary that, within ten Business Days of receipt by it of a Demand, it will pay to the Beneficiary the amount demanded in that Demand.

(c) The Issuing Bank will not be obliged to make a payment under this Letter of Credit if as a result the aggregate of all payments made by it under this Letter of Credit would exceed the Total L/C Amount.

3.      REDUCTION IN TOTAL L/C AMOUNT

(a)      If:

         (i) on a Certification Date the Total L/C Amount exceeds the Adjusted Bonds Outstanding (as certified by the Beneficiary) on that date; or

         (ii) on a Presentation Date the Total L/C Amount exceeds the Adjusted Bonds Outstanding on that date (after deducting the Euro Equivalent for each Bond that is the subject of each relevant Notification), the Total L/C Amount shall, subject to paragraph (b) below, automatically reduce accordingly.

(b) Any reduction in the Total L/C Amount under sub-paragraph (a) above shall only be applied if:

         (i) the Total L/C Amount exceeds the Adjusted Bonds Outstanding on the relevant Certification Date or Presentation Date (as applicable) by more than E100,000; or

         (ii) if as a result of such reduction the Total L/C Amount would be zero.

4.       EXPIRY

(a) The Issuing Bank will be released from its obligations under this Letter of Credit on the Expiry Date with no further liability on the part of the Issuing Bank except for any Demand validly presented in accordance with paragraph 2(a) of this Letter of Credit that remains unpaid.

(b) When the Issuing Bank is no longer under any further obligations under this Letter of Credit, the Beneficiary must, on request, return the original of this Letter of Credit to the Issuing Bank.

(c) It is a condition of this irrevocable Letter of Credit that, not more than 30 days before the present or each future Expiry Date, the Beneficiary may (unless the relevant Expiry Date occurs as a result of the value of this Letter of Credit being reduced to zero) request it to be extended for an additional period of one year from the present or each future Expiry Date. If the Issuing Bank elects not to extend this Letter of Credit for such additional period the Beneficiary may, on or prior to the applicable Expiry Date, make a Demand for an amount not to exceed the remaining balance of the Total L/C Amount.

5.       PAYMENTS

         All payments under this Letter of Credit shall be made in Euro and for value on the due date to the account of the Beneficiary specified in the Demand.

6.       DELIVERY OF DEMAND

         Each Demand shall be in writing, and, unless otherwise stated, may be made by letter or fax and must be received in legible form by the Issuing Bank at its address and by the particular department or officer (if any) as follows:

         JPMorgan Chase Bank
         [1 Chaseside
         Bournemouth
         Dorset BH7 7DA]
         Fax:               [01202 34 37 30]
         Telex:             [                ]
         Attention:         [                ]

7.       ASSIGNMENT

         The Beneficiary's rights under this Letter of Credit may not be assigned or transferred.

8.       UCP

         Except to the extent it is inconsistent with the express terms of this Letter of Credit, this Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500.

9.       GOVERNING LAW

         This Letter of Credit is governed by English law.

10.      JURISDICTION

         The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Letter of Credit.

Yours faithfully,

For and on behalf of
JP MORGAN CHASE BANK
By:

                                   SCHEDULE 1
                                     BONDS

INDEMNIFYING    CONTRACTING       BANK          BENEFICIARY                                  LOCAL VALUE      PAYMENT     EXCHANGE
   COMPANY        COMPANY       REFERENCE                                                                     CURRENCY    RATE (E)1
                                                                                                                          12 FEB 03
    1              2              3                            4                                    5           6              7
--------------  -----------    -------------    -----------------------------------------   -------------     --------    ----------
MCL (MCCL)       MCCL          GTE/2000.0607    Foundasia (HK) Limited                          5,961,337      HKD          8.3727
MCL (MCAL)       MCAL          GTE/2000.0632    Hongkong Electric Co., Ltd.                       762,405      USD          1.0735
MMSpA            MMSpA         4808             A.T.M.                                      1,230,000,000      ITL        1,936.27
MCSEAL           MCSEAL        970678           Singapore Telecommunications Ltd                1,255,000      SGD          1.8878
MCSA             MCSA                           Cardimmo                                        3,660,000      FFR          6.5596
MMSpA            MMSpA         4505/99          A.T.M.                                        402,000,000      ITL        1,936.27
MCL (MCAL)       MCAL          GTE/990747       China Electric Power Technology Import &          139,359      USD          1.0735
                                                Export Corp.
MCL (GEC(HK)L)   GEC(HK)L      GTE/990036       Hong Kong Government - 1041/EM/97               1,000,000      HKD          8.3727
MCL              GECSingPL     970519           Power Supply Ltd                                   50,000      SGD          1.8878
MCL              GECSingPL     968288           Housing &  Development Board                       17,050      SGD          1.8878
MCL              GECSingPL     969965           Kian Hiap Construction Pte Ltd                      9,100      SGD          1.8878
MCL              GECSingPL     970174           PWD EMS Pte Ltd                                     1,500      SGD          1.8878


[Table continues below]


INDEMNIFYING    CONTRACTING       EURO             LATEST
   COMPANY        COMPANY       EQUIVALENT         EXPIRY
                                                   DATE
    1              2               8                 9
-------------   -----------     ----------       ---------
MCL (MCCL)       MCCL              711,997       31-Oct-05
MCL (MCAL)       MCAL              710,205       31-Jan-05
MMSpA            MMSpA             635,242       18-Jan-04
MCSEAL           MCSEAL            664,795       31-Dec-04
MCSA             MCSA              557,961          U/L
MMSpA            MMSpA             207,616       25-Jul-03
MCL (MCAL)       MCAL              129,818       04-Aug-03

MCL (GEC(HK)L)   GEC(HK)L          119,436          U/L
MCL              GECSingPL          26,486          U/L
MCL              GECSingPL           9,032          U/L
MCL              GECSingPL           4,820          U/L
MCL              GECSingPL             795       02-Aug-03

                                 3,778,202


COMPANY KEY
-----------
MCL                 Marconi Communications Ltd
MCIL                Marconi Communications International Ltd
MCCL                Marconi Communications China Ltd
MCAL                Marconi Communications Asia Ltd
GEC(HK)L            GEC (Hong Kong) Ltd
GECSingPL           GEC Singapore Pty Ltd
MMSpA               Marconi Mobile SpA

                                   SCHEDULE 2
                                 FORM OF DEMAND

To:      JPMorgan Chase Bank
                                                                          [DATE]
Dear Sirs

STANDBY LETTER OF CREDIT NO. [        ] ISSUED IN FAVOUR OF BNP PARIBAS DATED
[                        ] (THE "LETTER OF CREDIT")

We refer to the Letter of Credit. Terms defined in the Letter of Credit have the same meaning when used in this Demand.

1.      [We certify that [                 ] became due and payable on
        [               ] to [      ] pursuant to the terms of our guarantee
        number [      ] issued in favour of [        ] on behalf of [MARCONI
        COMPANY NAME]. We have notified [MARCONI COMPANY NAME] of such in writing (copy enclosed) not less than five business days prior to the date of this demand. However, we have not received payment of the sum of
        [         ] (being the amount due but unpaid under the Bonds).] [OR]

        [We certify that the amount of this drawing E[____________] under JPMorgan Chase Bank Letter of Credit No. [ ] represents funds due to us as we have received notice from JPMorgan Chase Bank of their decision not to extend this Letter of Credit for an additional period and the following Bonds in schedule 1 to this Letter of Credit remain outstanding: [INDICATE BOND NUMBERS]]

2.      We therefore demand payment of the sum of E[        ].

3.      Payment should be made to the following account:

        Name:

        Account Number:

        Bank:

4.      The date of this Demand is not later than the Expiry Date.

Yours faithfully


(Authorised Signatory)
FOR BNP PARIBAS

                                                                  CONFORMED COPY

                                                                  [MARCONI LOGO]

                                                         MARCONI CORPORATION PLC
                                                 338 EUSTON ROAD, LONDON NW1 3BT
                                                        TELEPHONE: 020 7543 6913
                                                              FAX: 020 7409 7748
                                                        WEBSITE: www.marconi.com


                                                               28 February, 2003

HSBC Bank plc
8 Canada Square
London E14 5HQ

Dear Sirs,

MARCONI CORPORATION PLC (THE "COMPANY") SECURITY FOR BONDING EXPOSURE

We refer to:

(a) the Bonds which have been issued by you on behalf of us and/or any Subsidiaries;

(b) any counter indemnity that we and/or any Subsidiary may have given to you (or which may arise at law) in respect of any liability which you incur under those Bonds; and

(c) any rights you may have in relation to those Bonds to require cash collateral (or the equivalent) from us and/or any Subsidiary.

This letter sets out our agreement in relation to the Bonds.

The Bonds set out in schedule 2 to this letter are the only Bonds currently outstanding in respect of which you may have certain rights to call for cash collateral from us and/or any Subsidiary. As at the date of this letter the aggregate of the Sterling Equivalents for each of those Bonds is (pound)2,965,295 ("ORIGINAL BONDS OUTSTANDING"), as set out in column 8 of schedule 2 to this letter.

In consideration for our procuring the issue of the Letter of Credit in your favour in an aggregate amount of (pound)1,482,647.50 you hereby agree to waive unconditionally and irrevocably (with effect from the date on which the Letter of Credit is delivered to you) all of your rights to call for cash collateral (or the equivalent) in respect of the Bonds. This waiver shall not apply to the extent of any rights you may have against us and/or any Subsidiary:

(a)      upon an Insolvency of us or of the relevant Subsidiary;

(b) to call for cash collateral, reimbursement or otherwise in respect of a Bond in the event a call is made, or a valid notice to call for payment is issued, by a beneficiary under that Bond; or

(c)      upon an acceleration under the Notes,

(but in each case only to the extent that you would have had such rights except for the above waiver).

On each anniversary of this letter (each a "CERTIFICATION DATE") you will certify to us (with a copy to the Issuing Bank) the aggregate amount of the Sterling Equivalents of those of the Bonds listed in schedule 2 to this letter that remain outstanding (the "ADJUSTED BONDS OUTSTANDING") on that Certification Date. In accordance with the terms of the Letter of Credit, if the Total L/C Amount (as defined in the Letter of Credit) of the Letter of Credit exceeds the Adjusted Bonds Outstanding on a Certification Date, the Total L/C Amount of the Letter of Credit shall be reduced accordingly. In addition to any adjustments made to the Total L/C Amount of the Letter of Credit on a Certification Date, if and to the extent that you confirm to us or any Subsidiary that any of the Bonds listed in schedule 2 to this letter have expired or been cancelled, the Letter of Credit contains a mechanism for reducing the Adjusted Bonds Outstanding and the Total L/C Amount accordingly.

This letter shall be governed by the laws of England and Wales. Each party to this letter agrees that the Courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this letter.

This letter may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

Please confirm your agreement to the terms of this letter by signing below.

Yours faithfully



C.C. HOLDEN

For and behalf of
MARCONI CORPORATION PLC


We hereby agree to the above.



[AUTHORISED SIGNATORY]

For and behalf of
HSBC BANK PLC

                             SCHEDULE 1: DEFINITIONS

In this letter:

"BOND" means any bond, guarantee, letter of credit, indemnity or other like instrument issued by you in favour of a named third party beneficiary on behalf of us and/or any Subsidiary to secure the performance of any obligation owed by us or any Subsidiary to such beneficiary. A Bond is "OUTSTANDING" until you (acting reasonably) are satisfied that you have no further liability under that Bond (and, for the avoidance of doubt, you shall be satisfied that you have no further liability under a Bond once you have received a form of release from the beneficiary of the Bond in a form and substance satisfactory to you or once the original Bond has been returned to you).

"INSOLVENCY" means, in relation to any person, any of the following:

(a)      the commencement of a voluntary winding up, within the meaning of section 84 of the Insolvency Act 1986 (save where such winding up is for the purposes of a reconstruction or amalgamation while solvent);

(b) the appointment of an administrator or liquidator under the Insolvency Act 1986 or the appointment of an administrative receiver or receiver, or proposals are made or issued for a voluntary arrangement within the meaning of Part I of that Act (save where such occurrence is for the purposes of a solvent reconstruction or amalgamation); or

(c) the occurrence of any event in a jurisdiction outside the United Kingdom of Great Britain and Northern Ireland which is analogous to any of the events referred to in paragraphs (a) or (b) above.

"ISSUING BANK" means Barclays Bank PLC.

"LETTER OF CREDIT" means a letter of credit issued by the Issuing Bank in the form set out in schedule 3 to this letter.

"NOTES" means the notes to be issued by the Company in connection with a scheme of arrangement under section 425 of the Companies Act 1985.

"PAYMENT CURRENCY" means, in respect of any Bond, the currency of denomination of such Bond.

"SUBSIDIARY" means any subsidiary of the Company within the meaning of section 736 of the Companies Act 1985, as amended by section 144 of the Companies Act 1989.

"STERLING EQUIVALENT" means, for a Bond, the Sterling amount in respect of that Bond set out in the column headed "Sterling Equivalent" in schedule 2 to this letter.

                               SCHEDULE 2 - BONDS

INDEMNIFYING CONTRACTING      BANK         BENEFICIARY                                    LOCAL VALUE   PAYMENT      EXCHANGE
  COMPANY      COMPANY      REFERENCE            4                                             5        CURRENCY    RATE(POUND)1
    1            2             3                                                                          6         12 FEB 03
                                                                                                                        7
------------ -----------  -------------    ---------------------------------------        -----------   --------    ------------
MCplc (MCL)    MCL        140099           TETREL LOAN NOTES                               1,017,787     GBP         1.0000
MCplc (MCL)    MCAL       167126           CLP Power Hong Kong Ltd.                        5,000,000     HKD        12.6063
MCplc (MCL)    MCGmbH     102/167214       Deutsche Auto-Leasing GmbH, Bad Homburg           400,000     EUR         1.5057
MCplc (MCL)    MCL        11942496         HM Customs                                        500,000     GBP         1.0000
MCIL           MCIL       152833           Birmingham CoC - US Customs                        75,000     GBP         1.0000
MCplc (MCL)    MCIL       102/165022B      PT Comunicacoes SA                                 61,565     EUR         1.5057
MCplc (MCL)    MCGmbH     102/167191       Nordwest Leasing, Bremen                           57,342     EUR         1.5057
MCL            MCL        144686           Heather Trust for the Arts                         34,455     GBP         1.0000
MCplc (MCL)    MCL        102/094218/94    S.A.G.R.O.                                        134,067     SAR         6.0612
MCplc (MCL)    MCL        167427           Fincantieri CNI SpA                               748,000     EUR         1.5057
MCplc (MCL)    MCL        167426           Fincantieri CNI SpA                               136,700     EUR         1.5057

[Table continues below]

INDEMNIFYING  CONTRACTING     STERLING     LATEST
  COMPANY       COMPANY      EQUIVALENT    EXPIRY
    1             2                8        DATE
                                            9
------------  -----------    ---------- ---------
MCplc (MCL)    MCL           1,017,787  29-Jun-04
MCplc (MCL)    MCAL            396,826  28-Nov-06
MCplc (MCL)    MCGmbH          265,657  31-Dec-04
MCplc (MCL)    MCL             500,000     U/L
MCIL           MCIL             75,000   4-Jul-03
MCplc (MCL)    MCIL             40,888  31-Oct-03
MCplc (MCL)    MCGmbH           38,083  17-Dec-02
MCL            MCL              34,455     U/L
MCplc (MCL)    MCL              22,119  24-Jan-04
MCplc (MCL)    MCL             485,714  06-Jan-05
MCplc (MCL)    MCL              88,766  30-Jun-08

                             2,965,295


COMPANY KEY
MCL                   Marconi Communications Ltd
MCIL                  Marconi Communications International Ltd
MCplc                 Marconi Corporation plc
MCAL                  Marconi Communications Asia Ltd
MCGmbH                Marconi Communications GmbH

                          SCHEDULE 3: LETTER OF CREDIT

         [FORM OF LETTER OF CREDIT - ON LETTERHEAD OF BARCLAYS BANK PLC]


To:      HSBC Bank plc
         (the "BENEFICIARY")
                                                                          [DATE]

                  IRREVOCABLE STANDBY LETTER OF CREDIT NO. [ ]

At the request of Marconi Bonding Limited (the "ACCOUNT PARTY"), Barclays Bank PLC (the "ISSUING BANK") issues this irrevocable standby letter of credit ("LETTER OF CREDIT") in your favour on the following terms and conditions:

1.      DEFINITIONS

(a)     In this Letter of Credit:

        "ADJUSTED BONDS OUTSTANDING" means, at any time, the aggregate of the Sterling Equivalents for each of the Bonds that remain outstanding at that time.

        "BONDS" means those bonds, guarantees or letters of credit, indemnities or like instruments listed in schedule 1 to this Letter of Credit issued by the Beneficiary on behalf of the Company and/or its Subsidiary/ies.

        "BUSINESS DAY" means a day (other than a Saturday or a Sunday) on which banks are open for general business in London.

        "CERTIFICATION DATE" means 28 February 2004 and each anniversary thereof, being the date on which the Beneficiary must certify to the Company (with a copy to the Issuing Bank) the Adjusted Bonds Outstanding on that date.

        "COMPANY" means Marconi Corporation plc.

        "DEMAND" means a demand for a payment under this Letter of Credit in the form of schedule 2 to this Letter of Credit together with, where relevant, a copy of the written request to the Company or the relevant Subsidiary demanding payment pursuant to the terms of the relevant Bond.

        "EXPIRY DATE" means the earlier of:

        (i) 28 February 2008 (or such later expiry date applicable as a result of an extension pursuant to paragraph 4(c)); and

        (ii) the date on which the Total L/C Amount is reduced to zero pursuant to a reduction under paragraph 3.

        "ORIGINAL BONDS OUTSTANDING" means(pound)2,965,295.

        "NOTIFICATION" means a notification from the Beneficiary to the Account Party, the Company or any Subsidiary that certain Bonds have expired or been cancelled (and are therefore no longer outstanding).

        "PRESENTATION DATE" means each date on which the Account Party presents to the Issuing Bank a copy of one or more Notifications.

        "STERLING EQUIVALENT" means, for a Bond, the Sterling amount in respect of that Bond set out in the column headed "Sterling Equivalent" in schedule 1 to this Letter of Credit.

        "SUBSIDIARY" means any subsidiary of the Company within the meaning of section 736 of the Companies Act 1985, as amended by section 144 of the Companies Act 1989.

        "TOTAL L/C AMOUNT" means (pound)1,482,647.50, as reduced in accordance with paragraph 3 of this Letter of Credit.

2.      ISSUING BANK'S AGREEMENT

(a) The Beneficiary may request a drawing or drawings under this Letter of Credit by giving to the Issuing Bank a duly completed Demand. In order to constitute a valid Demand, a Demand must be received by the Issuing Bank by 11 a.m. (London time) on or before the Expiry Date.

(b) Subject to the terms of this Letter of Credit, the Issuing Bank unconditionally and irrevocably undertakes to the Beneficiary that, within ten Business Days of receipt by it of a Demand, it will pay to the Beneficiary the amount demanded in that Demand.

(c) The Issuing Bank will not be obliged to make a payment under this Letter of Credit if as a result the aggregate of all payments made by it under this Letter of Credit would exceed the Total L/C Amount.

3.      REDUCTION IN TOTAL L/C AMOUNT

(a)      If:

         (i) on a Certification Date the Total L/C Amount exceeds the Adjusted Bonds Outstanding (as certified by the Beneficiary) on that date; or

         (ii) on a Presentation Date the Total L/C Amount exceeds the Adjusted Bonds Outstanding on that date (after deducting the Sterling Equivalent for each Bond that is the subject of each relevant Notification), the Total L/C Amount shall, subject to paragraph (b) below, automatically reduce accordingly.

(b) Any reduction in the Total L/C Amount under sub-paragraph (a) above shall only be applied if:

         (i) the Total L/C Amount exceeds the Adjusted Bonds Outstanding on the relevant Certification Date or Presentation Date (as applicable) by more than(pound)100,000; or

         (ii) if as a result of such reduction the Total L/C Amount would be zero.

4.       EXPIRY

(a) The Issuing Bank will be released from its obligations under this Letter of Credit on the Expiry Date with no further liability on the part of the Issuing Bank except for any Demand validly presented in accordance with paragraph 2(a) of this Letter of Credit that remains unpaid.

(b) When the Issuing Bank is no longer under any further obligations under this Letter of Credit, the Beneficiary must, on request, return the original of this Letter of Credit to the Issuing Bank.

(c) It is a condition of this irrevocable Letter of Credit that, not more than 30 days before the present or each future Expiry Date, the Beneficiary may (unless the relevant Expiry Date occurs as a result of the value of this Letter of Credit being reduced to zero) request it to be extended for an additional period of one year from the present or each future Expiry Date. If the Issuing Bank elects not to extend this Letter of Credit for such additional period the Beneficiary may, on or prior to the applicable Expiry Date, make a Demand for an amount not to exceed the remaining balance of the Total L/C Amount.

5.       PAYMENTS

         All payments under this Letter of Credit shall be made in Sterling and for value on the due date to the account of the Beneficiary specified in the Demand.

6.       DELIVERY OF DEMAND

         Each Demand shall be in writing, and, unless otherwise stated, may be made by letter or fax and must be received in legible form by the Issuing Bank at its address and by the particular department or officer (if any) as follows:

         Barclays Bank PLC
         [Guarantees Department
         UK International Operations Centre - Manchester
         P O Box 84
         6th Floor
         4 Exchange Quay
         Salford M5 3PL]
         Fax:               [0161 911 6402]
         Telex:             [                ]
         Attention:         [Guarantees Department]

7.       ASSIGNMENT

         The Beneficiary's rights under this Letter of Credit may not be assigned or transferred.

8.       UCP

         Except to the extent it is inconsistent with the express terms of this Letter of Credit, this Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500.

9.       GOVERNING LAW

         This Letter of Credit is governed by English law.

10.      JURISDICTION

         The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Letter of Credit.

Yours faithfully,

For and on behalf of
BARCLAYS BANK PLC
By:

                                   SCHEDULE 1
                                      BONDS

INDEMNIFYING  CONTRACTING      BANK        BENEFICIARY                                      LOCAL VALUE  PAYMENT      EXCHANGE
  COMPANY       COMPANY      REFERENCE          4                                                5       CURRENCY    RATE(POUND)1
     1           2             3                                                                           6         12 FEB 03
                                                                                                                          7
------------  -----------  -------------   ---------------------------------------          -----------  --------    ------------
MCplc (MCL)     MCL        140099          TETREL LOAN NOTES                                1,017,787      GBP          1.0000
MCplc (MCL)     MCAL       167126          CLP Power Hong Kong Ltd.                         5,000,000      HKD         12.6063
MCplc (MCL)     MCGmbH     102/167214      Deutsche Auto-Leasing GmbH, Bad Homburg            400,000      EUR          1.5057
MCplc (MCL)     MCL        11942496        HM Customs                                         500,000      GBP          1.0000
MCIL            MCIL       152833          Birmingham CoC - US Customs                         75,000      GBP          1.0000
MCplc (MCL)     MCIL       102/165022B     PT Comunicacoes SA                                  61,565      EUR          1.5057
MCplc (MCL)     MCGmbH     102/167191      Nordwest Leasing, Bremen                            57,342      EUR          1.5057
MCL             MCL        144686          Heather Trust for the Arts                          34,455      GBP          1.0000
MCplc (MCL)     MCL        102/094218/94   S.A.G.R.O.                                         134,067      SAR          6.0612
MCplc (MCL)     MCL        167427          Fincantieri CNI SpA                                748,000      EUR          1.5057
MCplc (MCL)     MCL        167426          Fincantieri CNI SpA                                136,700      EUR          1.5057

[Table continues below]

INDEMNIFYING  CONTRACTING     STERLING        LATEST
  COMPANY       COMPANY      EQUIVALENT       EXPIRY
     1           2              8             DATE
                                                9
------------  -----------    ----------    ---------
MCplc (MCL)     MCL          1,017,787     29-Jun-04
MCplc (MCL)     MCAL           396,826     28-Nov-06
MCplc (MCL)     MCGmbH         265,657     31-Dec-04
MCplc (MCL)     MCL            500,000        U/L
MCIL            MCIL            75,000      4-Jul-03
MCplc (MCL)     MCIL            40,888     31-Oct-03
MCplc (MCL)     MCGmbH          38,083     17-Dec-02
MCL             MCL             34,455        U/L
MCplc (MCL)     MCL             22,119     24-Jan-04
MCplc (MCL)     MCL            485,714     06-Jan-05
MCplc (MCL)     MCL             88,766     30-Jun-08

                             2,965,295


COMPANY KEY
MCL                   Marconi Communications Ltd
MCIL                  Marconi Communications International Ltd
MCplc                 Marconi Corporation plc
MCAL                  Marconi Communications Asia Ltd
MCGmbH                Marconi Communications GmbH

                                   SCHEDULE 2
                                 FORM OF DEMAND

To:      Barclays Bank PLC
                                                                          [DATE]
Dear Sirs

STANDBY LETTER OF CREDIT NO. [        ] ISSUED IN FAVOUR OF HSBC BANK PLC DATED
[                        ] (THE "LETTER OF CREDIT")

We refer to the Letter of Credit. Terms defined in the Letter of Credit have the same meaning when used in this Demand.

1.     [We certify that [                 ] became due and payable on
       [               ] to [      ] pursuant to the terms of our guarantee
       number [      ] issued in favour of [        ] on behalf of [MARCONI
       COMPANY NAME]. We have notified [MARCONI COMPANY NAME] of such in writing (copy enclosed) not less than five business days prior to the date of this demand. However, we have not received payment of the sum of
       [          ] (being the amount due but unpaid under the Bonds).] [OR]

       [We certify that the amount of this drawing (pound)[____________] under Barclays Bank PLC Letter of Credit No. [ ] represents funds due to us as we have received notice from Barclays Bank PLC of their decision not to extend this Letter of Credit for an additional period and the following Bonds in schedule 1 to this Letter of Credit remain outstanding:
       [INDICATE BOND NUMBERS]]

2.     We therefore demand payment of the sum of(pound)[        ].

3.     Payment should be made to the following account:

       Name:

       Account Number:

       Bank:

4.     The date of this Demand is not later than the Expiry Date.

Yours faithfully


(Authorised Signatory)
FOR HSBC BANK PLC






 Registered in England & Wales No.3846429 Registered Office New Century Park,
                          PO Box 53, Coventry CV3 1HJ

                                                         CONFORMED COPY

                                                                  [MARCONI LOGO]

                                                         MARCONI CORPORATION PLC
                                                 338 EUSTON ROAD, LONDON NW1 3BT
                                                        TELEPHONE: 020 7543 6913
                                                              FAX: 020 7409 7748
                                                        WEBSITE: WWW.MARCONI.COM



                                                                  14 March, 2003


Australia and New Zealand Banking Group Limited
Minerva House
Montague Close
London SE1 9DH

For the attention of:  Nigel Marks - Asset Management


Dear Sirs,

MARCONI CORPORATION PLC (THE "COMPANY") SECURITY FOR BONDING EXPOSURE

We refer to:

(a) the Bonds which have been issued by you on behalf of us and/or any Subsidiaries;

(b) any counter indemnity that we and/or any Subsidiary may have given to you (or which may arise at law) in respect of any liability which you incur under those Bonds; and

(c) any rights you may have in relation to those Bonds to require cash collateral (or the equivalent) from us and/or any Subsidiary.

This letter sets out our agreement in relation to the Bonds.

The Bonds set out in schedule 2 to this letter are the only Bonds currently outstanding in respect of which you may have certain rights to call for cash collateral from us and/or any Subsidiary. As at the date of this letter the aggregate of the Euro Equivalents for each of those Bonds is euro 1,995,828 ("ORIGINAL BONDS OUTSTANDING"), as set out in column 8 of schedule 2 to this letter.

In consideration for our procuring the issue of the Letter of Credit in your favour in an aggregate amount of euro 997,914 you hereby agree to waive unconditionally and irrevocably (with effect from the date on which the Letter of Credit is delivered to you) all of your rights to call for cash collateral (or the equivalent) in respect of the Bonds. This waiver shall not apply to the extent of any rights you may have against us and/or any Subsidiary:

(a)  upon an Insolvency of us or of the relevant Subsidiary;

(b) to call for cash collateral, reimbursement or otherwise in respect of a Bond in the event a call is made, or a valid notice to call for payment is issued, by a beneficiary under that Bond; or

(c)  upon an acceleration under the Notes,

(but in each case only to the extent that you would have had such rights except for the above waiver).

On each anniversary of this letter (each a "CERTIFICATION DATE") you will certify to us (with a copy to the Issuing Bank) the aggregate amount of the Euro Equivalents of those of the Bonds listed in schedule 2 to this letter that remain outstanding (the "ADJUSTED BONDS OUTSTANDING") on that Certification Date. In accordance with the terms of the Letter of Credit, if the Total L/C Amount (as defined in the Letter of Credit) of the Letter of Credit exceeds the Adjusted Bonds Outstanding on a Certification Date, the Total L/C Amount of the Letter of Credit shall be reduced accordingly. In addition to any adjustments made to the Total L/C Amount of the Letter of Credit on a Certification Date, if and to the extent that you confirm to us or any Subsidiary that any of the Bonds listed in schedule 2 to this letter have expired or been cancelled, the Letter of Credit contains a mechanism for reducing the Adjusted Bonds Outstanding and the Total L/C Amount accordingly.

This letter shall be governed by the laws of England and Wales. Each party to this letter agrees that the Courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this letter.

This letter may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

Please confirm your agreement to the terms of this letter by signing below.

Yours faithfully



C.C. HOLDEN

For and behalf of
MARCONI CORPORATION PLC



We hereby agree to the above.



[AUTHORISED SIGNATORY]

For and behalf of
AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

                             SCHEDULE 1: DEFINITIONS

In this letter:

"BOND" means any bond, guarantee, letter of credit, indemnity or other like instrument issued by you in favour of a named third party beneficiary on behalf of us and/or any Subsidiary to secure the performance of any obligation owed by us or any Subsidiary to such beneficiary. A Bond is "OUTSTANDING" until you (acting reasonably) are satisfied that you have no further liability under that Bond (and, for the avoidance of doubt, you shall be satisfied that you have no further liability under a Bond once you have received a form of release from the beneficiary of the Bond in a form and substance satisfactory to you or once the original Bond has been returned to you).

"EURO EQUIVALENT" means, for a Bond, the Euro amount in respect of that Bond set out in the column headed "Euro Equivalent" in schedule 2 to this letter.

"INSOLVENCY" means, in relation to any person, any of the following:

(a) the commencement of a voluntary winding up, within the meaning of section 84 of the Insolvency Act 1986 (save where such winding up is for the purposes of a reconstruction or amalgamation while solvent);

(b) the appointment of an administrator or liquidator under the Insolvency Act 1986 or the appointment of an administrative receiver or receiver, or proposals are made or issued for a voluntary arrangement within the meaning of Part I of that Act (save where such occurrence is for the purposes of a solvent reconstruction or amalgamation); or

(c) the occurrence of any event in a jurisdiction outside the United Kingdom of Great Britain and Northern Ireland which is analogous to any of the events referred to in paragraphs (a) or (b) above.

"ISSUING BANK" means JPMorgan Chase Bank.

"LETTER OF CREDIT" means a letter of credit issued by the Issuing Bank in the form set out in schedule 3 to this letter.

"NOTES" means the notes to be issued by the Company in connection with a scheme of arrangement under section 425 of the Companies Act 1985.

"PAYMENT CURRENCY" means, in respect of any Bond, the currency of denomination of such Bond.

"SUBSIDIARY" means any subsidiary of the Company within the meaning of section 736 of the Companies Act 1985, as amended by section 144 of the Companies Act 1989.

                               SCHEDULE 2 - BONDS


  INDEMNIFYING      CONTRACTING         BANK
     COMPANY          COMPANY        REFERENCE                  BENEFICIARY
  ------------      -----------      ---------                  -----------
        1                2               3                            4


MCL                 MCIL                01/245          Onitelecom-Infocomunicacoes S.A.

MCL                 MCIL                01/247          PT Comunicacoes S.A.

MCL                 MCIL                00/517          Portugal Telecom S.A.

MCL                 MCIL                01/080          PT Comunicacoes S.A.

M Aus               M Aus                55800          Abbey Capital Real Estate Pty Ltd

MCL                 MCIL                00/518          Portugal Telecom S.A.

MCL                 MCIL                00/044          China National Machinery I/E Co.





                                  COMPANY KEY

                                  MCL                   Marconi Communications Ltd

                                  MCIL                  Marconi Communications International Ltd

                                  MCCL                  Marconi Communications China Ltd

                                  M Aus                 Marconi Australia Pty Ltd




                                                                            EXCHANGE           EURO
  INDEMNIFYING      CONTRACTING                            PAYMENT          RATE euro1       EQUIVALENT      LATEST
     COMPANY          COMPANY          LOCAL VALUE         CURRENCY         12 FEB 03          DATE         EXPIRY
  ------------      -----------        -----------         --------       ------------      ----------      ------
        1                2                  5                 6                 7               8              9


MCL                 MCIL                    1,302,775        EUR               1.0000          1,302,775      31-Mar-03

MCL                 MCIL                      366,406        EUR               1.0000            366,406      31-Jan-04

MCL                 MCIL                      118,078        EUR               1.0000            118,078      13-May-03

MCL                 MCIL                      103,851        EUR               1.0000            103,851      27-Apr-03

M Aus               M Aus                     154,506        AUD               1.8166             85,052      14-Jun-06
                                                                                               ---------
MCL                 MCIL                       12,916        EUR               1.0000             12,916       8-Feb-03
                                                                                               ---------
MCL                 MCIL                        7,246        USD               1.0735              6,750      30-Nov-01
                                                                                               ---------
                                                                                               1,995,828
                                                                                               ---------

                          SCHEDULE 3: LETTER OF CREDIT

        [FORM OF LETTER OF CREDIT - ON LETTERHEAD OF JPMORGAN CHASE BANK]


To:      Australia and New Zealand Banking Group Limited
         (the "BENEFICIARY")
                                                                          [DATE]

                  IRREVOCABLE STANDBY LETTER OF CREDIT NO. [ ]

At the request of Marconi Bonding Limited (the "ACCOUNT PARTY"), JPMorgan Chase Bank (the "ISSUING BANK") issues this irrevocable standby letter of credit ("LETTER OF CREDIT") in your favour on the following terms and conditions:

1.   DEFINITIONS

(a)  In this Letter of Credit:

     "ADJUSTED BONDS OUTSTANDING" means, at any time, the aggregate of the Euro Equivalents for each of the Bonds that remain outstanding at that time.

     "BONDS" means those bonds, guarantees or letters of credit, indemnities or like instruments listed in schedule 1 to this Letter of Credit issued by the Beneficiary on behalf of the Company and/or its Subsidiary/ies.

     "BUSINESS DAY" means a day (other than a Saturday or a Sunday) on which banks are open for general business in London.

     "CERTIFICATION DATE" means 14 March, 2004 and each anniversary thereof, being the date on which the Beneficiary must certify to the Company (with a copy to the Issuing Bank) the Adjusted Bonds Outstanding on that date.

     "COMPANY" means Marconi Corporation plc.

     "DEMAND" means a demand for a payment under this Letter of Credit in the form of schedule 2 to this Letter of Credit together with, where relevant, a copy of the written request to the Company or the relevant Subsidiary demanding payment pursuant to the terms of the relevant Bond.

     "EURO EQUIVALENT" means, for a Bond, the Euro amount in respect of that Bond set out in the column headed "Euro Equivalent" in schedule 1 to this Letter of Credit.

     "EXPIRY DATE" means the earlier of:

     (i) 14 March, 2008 (or such later expiry date applicable as a result of an extension pursuant to paragraph 4(c)); and

     (ii) the date on which the Total L/C Amount is reduced to zero pursuant to a reduction under paragraph 3.

     "ORIGINAL BONDS OUTSTANDING" means euro 1,995,828.

     "NOTIFICATION" means a notification from the Beneficiary to the Account Party, the Company or any Subsidiary that certain Bonds have expired or been cancelled (and are therefore no longer outstanding).

     "PRESENTATION DATE" means each date on which the Account Party presents to the Issuing Bank a copy of one or more Notifications.

     "SUBSIDIARY" means any subsidiary of the Company within the meaning of section 736 of the Companies Act 1985, as amended by section 144 of the Companies Act 1989.

     "TOTAL L/C AMOUNT" means euro 997,914, as reduced in accordance with paragraph 3 of this Letter of Credit.

2.   ISSUING BANK'S AGREEMENT

(a) The Beneficiary may request a drawing or drawings under this Letter of Credit by giving to the Issuing Bank a duly completed Demand. In order to constitute a valid Demand, a Demand must be received by the Issuing Bank by 11 a.m. (London time) on or before the Expiry Date.

(b) Subject to the terms of this Letter of Credit, the Issuing Bank unconditionally and irrevocably undertakes to the Beneficiary that, within ten Business Days of receipt by it of a Demand, it will pay to the Beneficiary the amount demanded in that Demand.

(c) The Issuing Bank will not be obliged to make a payment under this Letter of Credit if as a result the aggregate of all payments made by it under this Letter of Credit would exceed the Total L/C Amount.

3.   REDUCTION IN TOTAL L/C AMOUNT

(a)  If:

     (i) on a Certification Date the Total L/C Amount exceeds the Adjusted Bonds Outstanding (as certified by the Beneficiary) on that date; or

     (ii) on a Presentation Date the Total L/C Amount exceeds the Adjusted Bonds Outstanding on that date (after deducting the Euro Equivalent for each Bond that is the subject of each relevant Notification), the Total L/C Amount shall, subject to paragraph (b) below, automatically reduce accordingly.

(b) Any reduction in the Total L/C Amount under sub-paragraph (a) above shall only be applied if:

     (i) the Total L/C Amount exceeds the Adjusted Bonds Outstanding on the relevant Certification Date or Presentation Date (as applicable) by more than euro 100,000; or

     (ii) if as a result of such reduction the Total L/C Amount would be zero.

4.   EXPIRY

(a) The Issuing Bank will be released from its obligations under this Letter of Credit on the Expiry Date with no further liability on the part of the Issuing Bank except for any Demand validly presented in accordance with paragraph 2(a) of this Letter of Credit that remains unpaid.

(b) When the Issuing Bank is no longer under any further obligations under this Letter of Credit, the Beneficiary must, on request, return the original of this Letter of Credit to the Issuing Bank.

(c) It is a condition of this irrevocable Letter of Credit that, not more than 30 days before the present or each future Expiry Date, the Beneficiary may (unless the relevant Expiry Date occurs as a result of the value of this Letter of Credit being reduced to zero) request it to be extended for an additional period of one year from the present or each future Expiry Date. If the Issuing Bank elects not to extend this Letter of Credit for such additional period the Beneficiary may, on or prior to the applicable Expiry Date, make a Demand for an amount not to exceed the remaining balance of the Total L/C Amount.

5.   PAYMENTS

     All payments under this Letter of Credit shall be made in Euro and for value on the due date to the account of the Beneficiary specified in the Demand.

6.   DELIVERY OF DEMAND

     Each Demand shall be in writing, and, unless otherwise stated, may be made by letter or fax and must be received in legible form by the Issuing Bank at its address and by the particular department or officer (if any) as follows:

     JPMorgan Chase Bank
     [1 Chaseside
     Bournemouth
     Dorset    BH7 7DA]
     Fax:               [01202 343730]
     Telex:             [                ]
     Attention:         [                ]

7.   ASSIGNMENT

     The Beneficiary's rights under this Letter of Credit may not be assigned or transferred.

8.   UCP

     Except to the extent it is inconsistent with the express terms of this Letter of Credit, this Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500.

9.   GOVERNING LAW

     This Letter of Credit is governed by English law.

10.  JURISDICTION

     The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Letter of Credit.

Yours faithfully,

For and on behalf of
JPMORGAN CHASE BANK
By:

                                   SCHEDULE 1
                                      BONDS


  INDEMNIFYING      CONTRACTING         BANK
     COMPANY          COMPANY        REFERENCE                   BENEFICIARY
  ------------      -----------      ---------                   -----------

        1                2               3                            4

MCL                 MCIL                 01/245           Onitelecom-Infocomunicacoes S.A.

MCL                 MCIL                 01/247           PT Comunicacoes S.A.

MCL                 MCIL                 00/517           Portugal Telecom S.A.

MCL                 MCIL                 01/080           PT Comunicacoes S.A.

M Aus               M Aus                 55800           Abbey Capital Real Estate Pty Ltd

MCL                 MCIL                 00/518           Portugal Telecom S.A.

MCL                 MCIL                 00/044           China National Machinery I/E Co.




                                                                        EXCHANGE                         LATEST
  INDEMNIFYING      CONTRACTING                         PAYMENT        RATE euro 1          EURO         EXPIRY
     COMPANY          COMPANY       LOCAL VALUE         CURRENCY        12 FEB 03        EQUIVALENT       DATE
  ------------      -----------     -----------         --------       ------------      ----------      ------

        1                2               5                 6                 7               8              9

MCL                 MCIL                 1,302,775        EUR                  1.0000       1,302,775      31-Mar-03

MCL                 MCIL                   366,406        EUR                  1.0000         366,406      31-Jan-04

MCL                 MCIL                   118,078        EUR                  1.0000         118,078      13-May-03

MCL                 MCIL                   103,851        EUR                  1.0000         103,851      27-Apr-03

M Aus               M Aus                  154,506        AUD                  1.8166          85,052      14-Jun-06
                                                                                            ---------
MCL                 MCIL                    12,916        EUR                  1.0000          12,916       8-Feb-03
                                                                                            ---------
MCL                 MCIL                     7,246        USD                  1.0735           6,750      30-Nov-01
                                                         ---------
                                                         1,995,828
                                                         ---------



                                 COMPANY KEY

                                 MCL                     Marconi Communications Ltd

                                 MCIL                    Marconi Communications International Ltd

                                 MCCL                    Marconi Communications China Ltd

                                 M Aus                   Marconi Australia Pty Ltd


                                   SCHEDULE 2
                                 FORM OF DEMAND

To:      JPMorgan Chase Bank
                                                                          [DATE]
Dear Sirs

STANDBY LETTER OF CREDIT NO. [ ] ISSUED IN FAVOUR OF AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED DATED [ ], 2003 (THE "LETTER OF CREDIT")

We refer to the Letter of Credit. Terms defined in the Letter of Credit have the same meaning when used in this Demand.

1. [We certify that [ ] became due and payable on [ ] to [ ] pursuant to the terms of our guarantee number [ ] issued in favour of [ ] on behalf of [MARCONI COMPANY NAME]. We have notified [MARCONI COMPANY NAME] of such in writing (copy enclosed) not less than five business days prior to the date of this demand. However, we have not received payment of the sum of [ ] (being the amount due but unpaid under the Bonds).] [OR]

     [We certify that the amount of this drawing euro[____________] under JPMorgan Chase Bank Letter of Credit No. [ ] represents funds due to us as we have received notice from JPMorgan Chase Bank of their decision not to extend this Letter of Credit for an additional period and the following Bonds in schedule 1 to this Letter of Credit remain outstanding: [INDICATE BOND NUMBERS]]

2.   We therefore demand payment of the sum of euro[ ].

3.   Payment should be made to the following account:

     Name:

     Account Number:

     Bank:

4.   The date of this Demand is not later than the Expiry Date.

Yours faithfully


(Authorised Signatory)
FOR AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

                                                             CONFORMED COPY

                                                                  [MARCONI LOGO]

                                                         MARCONI CORPORATION PLC
                                                 338 EUSTON ROAD, LONDON NW1 3BT
                                                        TELEPHONE: 020 7543 6913
                                                              FAX: 020 7409 7748
                                                        WEBSITE: WWW.MARCONI.COM



                                                               18 March 2003

Unicredit Banca D'Impresa SpA
Filiale Genova Centro
Via Petrarca 2-16121 Genova
Att. neg Sigg. Romeo/Stellino
Swift Address:  UNICRIT2V
Italy


Dear Sirs,

MARCONI CORPORATION PLC (THE "COMPANY") SECURITY FOR BONDING EXPOSURE

We refer to:

(a) the Bonds which have been issued by you on behalf of us and/or any Subsidiaries;

(b) any counter indemnity that we and/or any Subsidiary may have given to you (or which may arise at law) in respect of any liability which you incur under those Bonds; and

(c) any rights you may have in relation to those Bonds to require cash collateral (or the equivalent) from us and/or any Subsidiary.

This letter sets out our agreement in relation to the Bonds.

The Bonds set out in schedule 2 to this letter are the only Bonds currently outstanding in respect of which you may have certain rights to call for cash collateral from us and/or any Subsidiary. As at the date of this letter the aggregate of the Euro Equivalents for each of those Bonds is euro 11,410,137 ("ORIGINAL BONDS OUTSTANDING"), as set out in column 8 of schedule 2 to this letter.

In consideration for our procuring the issue of the Letter of Credit in your favour in an aggregate amount of euro7,000,000 you hereby agree to waive unconditionally and irrevocably (with effect from the date on which the Letter of Credit is delivered to you) all of your rights to call for cash collateral (or the equivalent) in respect of the Bonds. This waiver shall not apply to the extent of any rights you may have against us and/or any Subsidiary:

(a)  upon an Insolvency of us or of the relevant Subsidiary;

(b) to call for cash collateral, reimbursement or otherwise in respect of a Bond in the event a call is made, or a valid notice to call for payment is issued, by a beneficiary under that Bond; or

(c)  upon an acceleration under the Notes,

(but in each case only to the extent that you would have had such rights except for the above waiver).

On each anniversary of this letter (each a "CERTIFICATION DATE") you will certify to us (with a copy to the Issuing Bank) the aggregate amount of the Euro Equivalents of those of the Bonds listed in schedule 2 to this letter that remain outstanding (the "ADJUSTED BONDS OUTSTANDING") on that Certification Date. In accordance with the terms of the Letter of Credit, if the Total L/C Amount (as defined in the Letter of Credit) of the Letter of Credit exceeds the Adjusted Bonds Outstanding on a Certification Date, the Total L/C Amount of the Letter of Credit shall be reduced accordingly. In addition to any adjustments made to the Total L/C Amount of the Letter of Credit on a Certification Date, if and to the extent that you confirm to us or any Subsidiary that any of the Bonds listed in schedule 2 to this letter have expired or been cancelled, the Letter of Credit contains a mechanism for reducing the Adjusted Bonds Outstanding and the Total L/C Amount accordingly.

This letter shall be governed by the laws of England and Wales. Each party to this letter agrees that the Courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this letter.

This letter may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

Please confirm your agreement to the terms of this letter by signing below.

Yours faithfully



C.C. HOLDEN

For and behalf of
MARCONI CORPORATION PLC



We hereby agree to the above.



BURCHI ANDREA                               ROMEO GIOVANNI
BURCHI ANDREA                               ROMEO GIOVANNI
BRANCH CHIEF MANAGER                        SENIOR ACCOUNT MANAGER

For and behalf of
UNICREDIT BANCA D'IMPRESA SPA

                             SCHEDULE 1: DEFINITIONS

In this letter:

"BOND" means any bond, guarantee, letter of credit, indemnity or other like instrument issued by you in favour of a named third party beneficiary on behalf of us and/or any Subsidiary to secure the performance of any obligation owed by us or any Subsidiary to such beneficiary. A Bond is "outstanding" until you (acting reasonably) are satisfied that you have no further liability under that Bond (and, for the avoidance of doubt, you shall be satisfied that you have no further liability under a Bond once you have received a form of release from the beneficiary of the Bond in a form and substance satisfactory to you or once the original Bond has been returned to you).

"EURO EQUIVALENT" means, for a Bond, the Euro amount in respect of that Bond set out in the column headed "Euro Equivalent" in schedule 2 to this letter.

"INSOLVENCY" means, in relation to any person, any of the following:

(a) the commencement of a voluntary winding up, within the meaning of section 84 of the Insolvency Act 1986 (save where such winding up is for the purposes of a reconstruction or amalgamation while solvent);

(b) the appointment of an administrator or liquidator under the Insolvency Act 1986 or the appointment of an administrative receiver or receiver, or proposals are made or issued for a voluntary arrangement within the meaning of Part I of that Act (save where such occurrence is for the purposes of a solvent reconstruction or amalgamation); or

(c) the occurrence of any event in a jurisdiction outside the United Kingdom of Great Britain and Northern Ireland which is analogous to any of the events referred to in paragraphs (a) or (b) above.

"ISSUING BANK" means HSBC Bank plc.

"LETTER OF CREDIT" means a letter of credit issued by the Issuing Bank in the form set out in schedule 3 to this letter.


"NOTES" means the notes to be issued by the Company in connection with a scheme of arrangement under section 425 of the Companies Act 1985.

"PAYMENT CURRENCY" means, in respect of any Bond, the currency of denomination of such Bond.

"SUBSIDIARY" means any subsidiary of the Company within the meaning of section 736 of the Companies Act 1985, as amended by section 144 of the Companies Act 1989.

                               SCHEDULE 2 - BONDS



   INDEMNIFYING      CONTRACTING       BANK
     COMPANY           COMPANY       REFERENCE            BENEFICIARY
   ------------      -----------     ---------            -----------
        1                 2              3                     4
MCSpA               MCSpA           460010778854      BASICTEL S.P.A.
MCSpA               MCSpA           28744             TIM-TELECOM ITALIA MOBILE SPA
MSud                MSud            6232/08           UFFICIO IVA
MCSpA               MCSpA           460010880150      9 TELECOM RESEAU
MCSpA               MCSpA           460010880221      TELECOM ITALIA S.P.A. DIR. GEN.
MCSpA               MCSpA           460010260990      TELECOM ITALIA
MCSpA               MCSpA           460010765846      FERROVIE DELLO STATO
MCSpA               MCSpA           460010765852      FERROVIE DELLO STATO
MCSpA               MCSpA           59970             UNIVERSITA' DEGLI STUDI
MCSpA               MCSpA           460011081716      MAROC TELECOM S.A.
MCSpA               MCSpA           59985             SINELEC
MCSpA               MCSpA           59983             SINELEC
MCSpA               MCSpA           4310/26           IRITEL S.p.A ROMA
MCSpA               MCSpA           4863-94           FERROVIE DELLO STATO S.P.A.
MCSpA               MCSpA           460011081719      MAROC TELECOM S.A.
MCSpA               MCSpA           460010766259      FERROVIE DELLO STATO
MMSpA               MMSpA           460010879941      LEBANESE INTERIOR SECURITY FORCE
MMSpA               MMSpA           4600105077165     COMANDO GENERALE ARMA CC
MMSpA               MMSpA           460011271307      MINISTERO INTERNO P.S.
MCSpA               MCSpA           460010172082      TELECOM ITALIA
MMSpA               MMSpA           3894-31           COMANDO ARMA CC
MMSpA               MMSpA           460010779601      CHINA AVIATION SUPPLIES IMP. & EXP.






                                 EXCHANGE
                   PAYMENT     RATE euro1          EURO           LATEST
LOCAL VALUE       CURRENCY       12 FEB 03        EQUIVALENT      EXPIRY DATE
-----------       --------     ------------       ----------      -----------
     5               6              7                 8               9
     3,172,568      EUR              1.0000       3,172,568        31-Mar-03
 4,800,000,000      ITL            1,936.27       2,478,993           U/L
 2,966,896,000      ITL            1,936.27       1,532,274        31-Dec-02
     1,250,000      EUR              1.0000       1,250,000         6-Aug-06
 1,700,000,000      ITL            1,936.27         877,977        31-Jan -03
   400,000,000      ITL            1,936.27         206,583           U/L
   348,323,328      ITL            1,936.27         179,894           U/L
   328,972,032      ITL            1,936.27         169,900           U/L
   162,400,000      ITL            1,936.27          83,873           U/L
       750,000      MAD             10.7050          70,061        16-Feb-02
   129,177,524      ITL            1,936.27          66,715        31-Mar-01
   112,553,098      ITL            1,936.27          58,129        14-Apr-01
    76,667,914      ITL            1,936.27          39,596           U/L
    69,911,251      ITL            1,936.27          36,106           U/L
       150,000      MAD             10.7050          14,012        16-Feb-02
    10,920,000      ITL            1,936.27           5,640           U/L
       456,910      EUR              1.0000         456,910        15-Aug-03
   835,322,800      ITL            1,936.27         431,408           U/L
   371,493,000      ITL            1,936.27         191,860           U/L
    80,000,000      ITL            1,936.27          41,317           U/L
    68,050,000      ITL            1,936.27          35,145           U/L
        12,000      USD              1.0735          11,178        30-Nov-01

                                                 ----------
                                                 11,410,137
                                                 ----------

COMPANY KEY
MCSpA    Marconi Communications SpA
MMSpA    Marconi Mobile SpA
MSud     Marconi Sud SpA

                          SCHEDULE 3: LETTER OF CREDIT

           [FORM OF LETTER OF CREDIT - ON LETTERHEAD OF HSBC BANK PLC]


To:           Unicredit Banca D'Impresa SpA
              (the "BENEFICIARY")

Through:      UniCredito Italiano S.p.A.
              Via San Protaso 3
              20121 Milano (Italy) Attn: Mr D'Elia (+39 02 8862 3571)

                                                                          [DATE]

                  IRREVOCABLE STANDBY LETTER OF CREDIT NO. [ ]

At the request of Marconi Bonding Limited (the "ACCOUNT PARTY"), HSBC Bank plc (the "ISSUING BANK") issues this irrevocable standby letter of credit ("LETTER OF CREDIT") in your favour on the following terms and conditions:

1.   DEFINITIONS

(a)  In this Letter of Credit:

     "ADJUSTED BONDS OUTSTANDING" means, at any time, the aggregate of the Euro Equivalents for each of the Bonds that remain outstanding at that time.

     "BONDS" means those bonds, guarantees or letters of credit, indemnities or like instruments listed in schedule 1 to this Letter of Credit issued by the Beneficiary on behalf of the Company and/or its Subsidiary/ies.

     "BUSINESS DAY" means a day (other than a Saturday or a Sunday) on which banks are open for general business in London.

     "CERTIFICATION DATE" means 18 March, 2004 and each anniversary thereof, being the date on which the Beneficiary must certify to the Company (with a copy to the Issuing Bank) the Adjusted Bonds Outstanding on that date.

     "COMPANY" means Marconi Corporation plc.

     "DEMAND" means a demand for a payment under this Letter of Credit in the form of schedule 2 to this Letter of Credit together with, where relevant, a copy of the written request to the Company or the relevant Subsidiary demanding payment pursuant to the terms of the relevant Bond.

     "EURO EQUIVALENT" means, for a Bond, the Euro amount in respect of that Bond set out in the column headed "Euro Equivalent" in schedule 1 to this Letter of Credit.

     "EXPIRY DATE" means the earlier of:

     (i) 18 March, 2008 (or such later expiry date applicable as a result of an extension pursuant to paragraph 4(c)); and

     (ii) the date on which the Total L/C Amount is reduced to zero pursuant to a reduction under paragraph 3.

     "ORIGINAL BONDS OUTSTANDING" means euro11,410,137.

     "NOTIFICATION" means a notification from the Beneficiary to the Account Party, the Company or any Subsidiary that certain Bonds have expired or been cancelled (and are therefore no longer outstanding).

     "PRESENTATION DATE" means each date on which the Account Party presents to the Issuing Bank a copy of one or more Notifications.

     "SUBSIDIARY" means any subsidiary of the Company within the meaning of section 736 of the Companies Act 1985, as amended by section 144 of the Companies Act 1989.

     "TOTAL L/C AMOUNT" means euro7,000,000, as reduced in accordance with paragraph 3 of this Letter of Credit.

2.   ISSUING BANK'S AGREEMENT

(a) The Beneficiary may request a drawing or drawings under this Letter of Credit by giving to the Issuing Bank a duly completed Demand. In order to constitute a valid Demand, a Demand must be received by the Issuing Bank by 11 a.m. (London time) on or before the Expiry Date.

(b) Subject to the terms of this Letter of Credit, the Issuing Bank unconditionally and irrevocably undertakes to the Beneficiary that, within ten Business Days of receipt by it of a Demand, it will pay to the Beneficiary the amount demanded in that Demand.

(c) The Issuing Bank will not be obliged to make a payment under this Letter of Credit if as a result the aggregate of all payments made by it under this Letter of Credit would exceed the Total L/C Amount.

3.   REDUCTION IN TOTAL L/C AMOUNT

(a)  If:

     (i) on a Certification Date the Total L/C Amount exceeds the Adjusted Bonds Outstanding (as certified by the Beneficiary) on that date; or

     (ii) on a Presentation Date the Total L/C Amount exceeds the Adjusted Bonds Outstanding on that date (after deducting the Euro Equivalent for each Bond that is the subject of each relevant Notification), the Total L/C Amount shall, subject to paragraph (b) below, automatically reduce accordingly.

(b) Any reduction in the Total L/C Amount under sub-paragraph (a) above shall only be applied if:

     (i) the Total L/C Amount exceeds the Adjusted Bonds Outstanding on the relevant Certification Date or Presentation Date (as applicable) by more than euro100,000; or

     (ii) if as a result of such reduction the Total L/C Amount would be zero.

4.   EXPIRY

(a) The Issuing Bank will be released from its obligations under this Letter of Credit on the Expiry Date with no further liability on the part of the Issuing Bank except for any Demand validly presented in accordance with paragraph 2(a) of this Letter of Credit that remains unpaid.

(b) When the Issuing Bank is no longer under any further obligations under this Letter of Credit, the Beneficiary must, on request, return the original of this Letter of Credit to the Issuing Bank.

(c) It is a condition of this irrevocable Letter of Credit that, not more than 30 days before the present or each future Expiry Date, the Beneficiary may (unless the relevant Expiry Date occurs as a result of the value of this Letter of Credit being reduced to zero) request it to be extended for an additional period of one year from the present or each future Expiry Date. If the Issuing Bank elects not to extend this Letter of Credit for such additional period the Beneficiary may, on or prior to the applicable Expiry Date, make a Demand for an amount not to exceed the remaining balance of the Total L/C Amount.

5.   PAYMENTS

     All payments under this Letter of Credit shall be made in Euro and for value on the due date to the account of the Beneficiary specified in the Demand.

6.   DELIVERY OF DEMAND

     Each Demand shall be in writing, and, unless otherwise stated, may be made by courier or SWIFT message and must be received in legible form by the Issuing Bank at its address and by the particular department or officer (if any) as follows:

     HSBC Bank plc
     [Canada Place
     Canary Wharf
     London E14 5AH]
     Fax:               [                ]
     SWIFT:             [                ]
     Attention:         [Trade Services Department]

7.   ASSIGNMENT

     The Beneficiary's rights under this Letter of Credit may not be assigned or transferred.

8.   UCP

     Except to the extent it is inconsistent with the express terms of this Letter of Credit, this Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500.

9.   GOVERNING LAW


     Except to the extent it is inconsistent with the express terms of this Letter of Credit or the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, this Letter of Credit is governed by English law.

10.  JURISDICTION

     The English courts have non-exclusive jurisdiction to settle any dispute in connection with this Letter of Credit.



CONFIRMING BANK

We hereby authorize UniCredito Italiano S.p.A. to add its confirmation to this letter of credit and upon agreement by UniCredito Italiano S.p.A. to add its confirmation to this letter of credit by way of an exchange of letters, UniCredito Italiano S.p.A. shall be designated as the "Confirming Bank" (within the meaning of the UCP) of this letter of credit.

Subject to UniCredito Italiano S.p.A. agreeing to add its confirmation to this letter of credit, on presentation by you to UniCredito Italiano S.p.A. of a demand for payment together with a certification that

          (i) you have made a demand for the amount set forth in such demand for payment to us in accordance with the letter of credit; and

          (ii) the amount demanded in such demand for payment is due and unpaid by us under this letter of credit for a period of ten business days of receipt by us of such demand

UniCredito Italiano S.p.A will pay to you the amount demanded in such demand for payment.

Any and all fees, costs and expenses claimed by UniCredito Italiano S.p.A. in connection with this letter of credit will be borne by you



Yours faithfully,

For and on behalf of
HSBC BANK PLC
By:

                                   SCHEDULE 1
                                    THE BONDS

   INDEMNIFYING      CONTRACTING       BANK
     COMPANY           COMPANY       REFERENCE            BENEFICIARY
   ------------      -----------     ---------            -----------
        1                 2                3                  4
MCSpA               MCSpA           460010778854        BASICTEL S.P.A.
MCSpA               MCSpA           28744               TIM-TELECOM ITALIA MOBILE SPA
MSud                MSud            6232/08             UFFICIO IVA
MCSpA               MCSpA           460010880150        9 TELECOM RESEAU
MCSpA               MCSpA           460010880221        TELECOM ITALIA S.P.A. DIR. GEN.
MCSpA               MCSpA           460010260990        TELECOM ITALIA
MCSpA               MCSpA           460010765846        FERROVIE DELLO STATO
MCSpA               MCSpA           460010765852        FERROVIE DELLO STATO
MCSpA               MCSpA           59970               UNIVERSITA' DEGLI STUDI
MCSpA               MCSpA           460011081716        MAROC TELECOM S.A.
MCSpA               MCSpA           59985               SINELEC
MCSpA               MCSpA           59983               SINELEC
MCSpA               MCSpA           4310/26             IRITEL S.p.A ROMA
MCSpA               MCSpA           4863-94             FERROVIE DELLO STATO S.P.A.
MCSpA               MCSpA           460011081719        MAROC TELECOM S.A.
MCSpA               MCSpA           460010766259        FERROVIE DELLO STATO
MMSpA               MMSpA           460010879941        LEBANESE INTERIOR SECURITY FORCE
MMSpA               MMSpA           4600105077165       COMANDO GENERALE ARMA CC
MMSpA               MMSpA           460011271307        MINISTERO INTERNO P.S.
MCSpA               MCSpA           460010172082        TELECOM ITALIA
MMSpA               MMSpA           3894-31             COMANDO ARMA CC
MMSpA               MMSpA           460010779601        CHINA AVIATION SUPPLIES IMP. & EXP.


                                                                          EXCHANGE
   INDEMNIFYING      CONTRACTING                            PAYMENT      RATE euro1         EURO            LATEST
     COMPANY           COMPANY            LOCAL VALUE       CURRENCY      12 FEB 03         EQUIVALENT      EXPIRY DATE
   ------------      -----------          -----------       --------     ------------       ----------      -----------
        1                 2                    5               6              7                 8                9
MCSpA               MCSpA                      3,172,568      EUR              1.0000       3,172,568        31-Mar-03
MCSpA               MCSpA                  4,800,000,000      ITL            1,936.27       2,478,993           U/L
MSud                MSud                   2,966,896,000      ITL            1,936.27       1,532,274        31-Dec-02
MCSpA               MCSpA                      1,250,000      EUR              1.0000       1,250,000         6-Aug-06
MCSpA               MCSpA                  1,700,000,000      ITL            1,936.27         877,977        31-Jan -03
MCSpA               MCSpA                    400,000,000      ITL            1,936.27         206,583           U/L
MCSpA               MCSpA                    348,323,328      ITL            1,936.27         179,894           U/L
MCSpA               MCSpA                    328,972,032      ITL            1,936.27         169,900           U/L
MCSpA               MCSpA                    162,400,000      ITL            1,936.27          83,873           U/L
MCSpA               MCSpA                        750,000      MAD             10.7050          70,061        16-Feb-02
MCSpA               MCSpA                    129,177,524      ITL            1,936.27          66,715        31-Mar-01
MCSpA               MCSpA                    112,553,098      ITL            1,936.27          58,129        14-Apr-01
MCSpA               MCSpA                     76,667,914      ITL            1,936.27          39,596           U/L
MCSpA               MCSpA                     69,911,251      ITL            1,936.27          36,106           U/L
MCSpA               MCSpA                        150,000      MAD             10.7050          14,012        16-Feb-02
MCSpA               MCSpA                     10,920,000      ITL            1,936.27           5,640           U/L
MMSpA               MMSpA                        456,910      EUR              1.0000         456,910        15-Aug-03
MMSpA               MMSpA                    835,322,800      ITL            1,936.27         431,408           U/L
MMSpA               MMSpA                    371,493,000      ITL            1,936.27         191,860           U/L
MCSpA               MCSpA                     80,000,000      ITL            1,936.27          41,317           U/L
MMSpA               MMSpA                     68,050,000      ITL            1,936.27          35,145           U/L
MMSpA               MMSpA                         12,000      USD              1.0735          11,178        30-Nov-01

                                                         ----------
                                                         11,410,137
                                                         ----------


COMPANY KEY
MCSpA    Marconi Communications SpA
MMSpA    Marconi Mobile SpA
MSud     Marconi Sud SpA

                                   SCHEDULE 2
                                 FORM OF DEMAND

To:   HSBC Bank plc
                                                                          [DATE]
Dear Sirs

STANDBY LETTER OF CREDIT NO. [ ] ISSUED IN FAVOUR OF UNICREDIT BANCA D'IMPRESA SPA DATED [ ] (THE "LETTER OF CREDIT")

We refer to the Letter of Credit. Terms defined in the Letter of Credit have the same meaning when used in this Demand.

1. [We certify that [ ] became due and payable on [ ] to [ ] pursuant to the terms of our guarantee number [ ] issued in favour of [ ] on behalf of [MARCONI COMPANY NAME]. We have notified [MARCONI COMPANY NAME] of such in writing (copy enclosed) not less than five business days prior to the date of this demand. However, we have not received payment of the sum of [ ] (being the amount due but unpaid under the Bonds).] [OR]

     [We certify that the amount of this drawing euro[____________] under HSBC Bank plc Letter of Credit No. [ ] represents funds due to us as we have received notice from HSBC Bank plc of their decision not to extend this Letter of Credit for an additional period and the following Bonds in schedule 1 to this Letter of Credit remain outstanding: [INDICATE BOND NUMBERS]]

2.   We therefore demand payment of the sum of euro[ ].

3.   Payment should be made to the following account:

     Name:

     Account Number:

     Bank:

The date of this Demand is not later than the Expiry Date.

Yours faithfully


(Authorised Signatory)
FOR UNICREDIT BANCA D'IMPRESA SPA

                                                             CONFORMED COPY

                                                                  [MARCONI LOGO]

                                                         MARCONI CORPORATION PLC
                                                 338 EUSTON ROAD, LONDON NW1 3BT
                                                        TELEPHONE: 020 7543 6913
                                                              FAX: 020 7409 7748
                                                        WEBSITE: WWW.MARCONI.COM



                                                              25 March 2003

Banco Santander Central Hispano, S.A., London Branch
Santander House
100 Ludgate Hill
London EC4M 7NJ


Dear Sirs,

MARCONI CORPORATION PLC (THE "COMPANY") SECURITY FOR BONDING EXPOSURE

We refer to:

(a) the Bonds which have been issued by you on behalf of us and/or any Subsidiaries;

(b) any counter indemnity that we and/or any Subsidiary may have given to you (or which may arise at law) in respect of any liability which you incur under those Bonds; and

(c) any rights you may have in relation to those Bonds to require cash collateral (or the equivalent) from us and/or any Subsidiary.

This letter sets out our agreement in relation to the Bonds.

The Bonds set out in schedule 2 to this letter are the only Bonds currently outstanding in respect of which you may have certain rights to call for cash collateral from us and/or any Subsidiary. As at the date of this letter the aggregate of the Euro Equivalents for each of those Bonds is euro 6,010,121 ("ORIGINAL BONDS OUTSTANDING"), as set out in column 8 of schedule 2 to this letter.

In consideration for our procuring the issue of the Letter of Credit in your favour in an aggregate amount of euro 3,005,060.50 you hereby agree to waive unconditionally and irrevocably (with effect from the date on which the Letter of Credit is delivered to you) all of your rights to call for cash collateral (or the equivalent) in respect of the Bonds. This waiver shall not apply to the extent of any rights you may have against us and/or any Subsidiary:

(a)  upon an Insolvency of us or of the relevant Subsidiary;

(b) to call for cash collateral, reimbursement or otherwise in respect of a Bond in the event a call is made, or a valid notice to call for payment is issued, by a beneficiary under that Bond; or

(c)  upon an acceleration under the Notes,

(but in each case only to the extent that you would have had such rights except for the above waiver).

On each anniversary of this letter (each a "CERTIFICATION DATE") you will certify to us (with a copy to the Issuing Bank) the aggregate amount of the Euro Equivalents of those of the Bonds listed in schedule 2 to this letter that remain outstanding (the "ADJUSTED BONDS OUTSTANDING") on that Certification Date. In accordance with the terms of the Letter of Credit, if the Total L/C Amount (as defined in the Letter of Credit) of the Letter of Credit exceeds the Adjusted Bonds Outstanding on a Certification Date, the Total L/C Amount of the Letter of Credit shall be reduced accordingly. In addition to any adjustments made to the Total L/C Amount of the Letter of Credit on a Certification Date, if and to the extent that you confirm to us or any Subsidiary that any of the Bonds listed in schedule 2 to this letter have expired or been cancelled, the Letter of Credit contains a mechanism for reducing the Adjusted Bonds Outstanding and the Total L/C Amount accordingly.

This letter shall be governed by the laws of England and Wales. Each party to this letter agrees that the Courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this letter.

This letter may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

Please confirm your agreement to the terms of this letter by signing below.

Yours faithfully



C.C. HOLDEN

For and behalf of
MARCONI CORPORATION PLC



We hereby agree to the above.



[AUTHORISED SIGNATORY]                               [AUTHORISED SIGNATORY]

For and behalf of
BANCO SANTANDER CENTRAL HISPANO, S.A., LONDON BRANCH

                             SCHEDULE 1: DEFINITIONS

In this letter:

"BOND" means any bond, guarantee, letter of credit, indemnity or other like instrument issued by you in favour of a named third party beneficiary on behalf of us and/or any Subsidiary to secure the performance of any obligation owed by us or any Subsidiary to such beneficiary. A Bond is "OUTSTANDING" until you (acting reasonably) are satisfied that you have no further liability under that Bond (and, for the avoidance of doubt, you shall be satisfied that you have no further liability under a Bond once you have received a form of release from the beneficiary of the Bond in a form and substance satisfactory to you or once the original Bond has been returned to you).

"EURO EQUIVALENT" means, for a Bond, the Euro amount in respect of that Bond set out in the column headed "Euro Equivalent" in schedule 2 to this letter.

"INSOLVENCY" means, in relation to any person, any of the following:

(a) the commencement of a voluntary winding up, within the meaning of section 84 of the Insolvency Act 1986 (save where such winding up is for the purposes of a reconstruction or amalgamation while solvent);

(b) the appointment of an administrator or liquidator under the Insolvency Act 1986 or the appointment of an administrative receiver or receiver, or proposals are made or issued for a voluntary arrangement within the meaning of Part I of that Act (save where such occurrence is for the purposes of a solvent reconstruction or amalgamation); or

(c) the occurrence of any event in a jurisdiction outside the United Kingdom of Great Britain and Northern Ireland which is analogous to any of the events referred to in paragraphs (a) or (b) above.

"ISSUING BANK" means Barclays Bank PLC.

"LETTER OF CREDIT" means a letter of credit issued by the Issuing Bank in the form set out in schedule 3 to this letter.

"NOTES" means the notes to be issued by the Company in connection with a scheme of arrangement under section 425 of the Companies Act 1985.

"PAYMENT CURRENCY" means, in respect of any Bond, the currency of denomination of such Bond.

"SUBSIDIARY" means any subsidiary of the Company within the meaning of section 736 of the Companies Act 1985, as amended by section 144 of the Companies Act 1989.

                               SCHEDULE 2 - BONDS



   INDEMNIFYING      CONTRACTING        BANK
     COMPANY           COMPANY        REFERENCE       BENEFICIARY     LOCAL VALUE
   ------------      -----------      ---------       -----------     -----------
        1                 2               3                4               5
MCL                 MCESA                             RETEVISION     1,000,000,000






                                                     EXCHANGE
   INDEMNIFYING      CONTRACTING      PAYMENT       RATE euro 1        EURO         LATEST
     COMPANY           COMPANY        CURRENCY       12 FEB 03       EQUIVALENT    EXPIRY DATE
   ------------      -----------      --------      ------------     ----------    -----------
        1                 2              6              7              8               9
MCL                 MCESA               ESP          166.3860       6,010,121      30-Jun-09

                                                                    6,010,121

                             COMPANY KEY
                             -----------
                             MCL               Marconi Communications Ltd
                             MCESA             Marconi Communications Espana, SA

                          SCHEDULE 3: LETTER OF CREDIT

         [FORM OF LETTER OF CREDIT - ON LETTERHEAD OF BARCLAYS BANK PLC]


To:      Banco Santander Central Hispano, S.A., London Branch
         (the "BENEFICIARY")

                                                                          [DATE]

                  IRREVOCABLE STANDBY LETTER OF CREDIT NO. [ ]

At the request of Marconi Bonding Limited (the "ACCOUNT PARTY"), Barclays Bank PLC (the "ISSUING Bank") issues this irrevocable standby letter of credit ("LETTER OF CREDIT") in your favour on the following terms and conditions:

1.   DEFINITIONS

(a)  In this Letter of Credit:

     "ADJUSTED BONDS OUTSTANDING" means, at any time, the aggregate of the Euro Equivalents for each of the Bonds that remain outstanding at that time.

     "BONDS" means those bonds, guarantees or letters of credit, indemnities or like instruments listed in schedule 1 to this Letter of Credit issued by the Beneficiary on behalf of the Company and/or its Subsidiary/ies.

     "BUSINESS DAY" means a day (other than a Saturday or a Sunday) on which banks are open for general business in London.

     "CERTIFICATION DATE" means 25 March, 2004 and each anniversary thereof, being the date on which the Beneficiary must certify to the Company (with a copy to the Issuing Bank) the Adjusted Bonds Outstanding on that date.

     "COMPANY" means Marconi Corporation plc.

     "DEMAND" means a demand for a payment under this Letter of Credit in the form of schedule 2 to this Letter of Credit together with, where relevant, a copy of the written request to the Company or the relevant Subsidiary demanding payment pursuant to the terms of the relevant Bond.

     "EURO EQUIVALENT" means, for a Bond, the Euro amount in respect of that Bond set out in the column headed "Euro Equivalent" in schedule 1 to this Letter of Credit.

     "EXPIRY DATE" means the earlier of:

     (i) 10 July 2009 (or such later expiry date applicable as a result of an extension pursuant to paragraph 4(c)); and

     (ii) the date on which the Total L/C Amount is reduced to zero pursuant to a reduction under paragraph 3.

     "ORIGINAL BONDS OUTSTANDING" means euro 6,010,121.

     "NOTIFICATION" means a notification from the Beneficiary to the Account Party, the Company or any Subsidiary that certain Bonds have expired or been cancelled (and are therefore no longer outstanding).

     "PRESENTATION DATE" means each date on which the Account Party presents to the Issuing Bank a copy of one or more Notifications.

     "SUBSIDIARY" means any subsidiary of the Company within the meaning of section 736 of the Companies Act 1985, as amended by section 144 of the Companies Act 1989.

     "TOTAL L/C AMOUNT" means euro 3,005,060.50, as reduced in accordance with paragraph 3 of this Letter of Credit.

2.   ISSUING BANK'S AGREEMENT

(a) The Beneficiary may request a drawing or drawings under this Letter of Credit by giving to the Issuing Bank a duly completed Demand. In order to constitute a valid Demand, a Demand must be received by the Issuing Bank by 11 a.m. (London time) on or before the Expiry Date.

(b) Subject to the terms of this Letter of Credit, the Issuing Bank unconditionally and irrevocably undertakes to the Beneficiary that, within ten Business Days of receipt by it of a Demand, it will pay to the Beneficiary the amount demanded in that Demand.

(c) The Issuing Bank will not be obliged to make a payment under this Letter of Credit if as a result the aggregate of all payments made by it under this Letter of Credit would exceed the Total L/C Amount.

3.   REDUCTION IN TOTAL L/C AMOUNT

(a)  If:

     (i) on a Certification Date the Total L/C Amount exceeds the Adjusted Bonds Outstanding (as certified by the Beneficiary) on that date; or

     (ii) on a Presentation Date the Total L/C Amount exceeds the Adjusted Bonds Outstanding on that date (after deducting the Euro Equivalent for each Bond that is the subject of each relevant Notification), the Total L/C Amount shall, subject to paragraph (b) below, automatically reduce accordingly.

(b) Any reduction in the Total L/C Amount under sub-paragraph (a) above shall only be applied if:

     (i) the Total L/C Amount exceeds the Adjusted Bonds Outstanding on the relevant Certification Date or Presentation Date (as applicable) by more than euro 100,000; or

     (ii) if as a result of such reduction the Total L/C Amount would be zero.

4.   EXPIRY

(a) The Issuing Bank will be released from its obligations under this Letter of Credit on the Expiry Date with no further liability on the part of the Issuing Bank except for any Demand validly presented in accordance with paragraph 2(a) of this Letter of Credit that remains unpaid.

(b) When the Issuing Bank is no longer under any further obligations under this Letter of Credit, the Beneficiary must, on request, return the original of this Letter of Credit to the Issuing Bank.

(c) It is a condition of this irrevocable Letter of Credit that, not more than 30 days before the present or each future Expiry Date, the Beneficiary may (unless the relevant Expiry Date occurs as a result of the value of this Letter of Credit being reduced to zero) request it to be extended for an additional period of one year from the present or each future Expiry Date. If the Issuing Bank elects not to extend this Letter of Credit for such additional period the Beneficiary may, on or prior to the applicable Expiry Date, make a Demand for an amount not to exceed the remaining balance of the Total L/C Amount.

5.   PAYMENTS

     All payments under this Letter of Credit shall be made in Euro and for value on the due date to the account of the Beneficiary specified in the Demand.

6.   DELIVERY OF DEMAND

     Each Demand shall be in writing, and, unless otherwise stated, may be made by letter or fax and must be received in legible form by the Issuing Bank at its address and by the particular department or officer (if any) as follows:

     Barclays Bank PLC
     [Guarantees Department
     UK International Operations Centre - Manchester
     P O Box 84
     6th Floor
     4 Exchange Quay
     Salford M5 3PL]
     Fax:               [0161 911 6402]
     Telex:             [                ]
     Attention:         [Guarantees Department]

7.   ASSIGNMENT

     The Beneficiary's rights under this Letter of Credit may not be assigned or transferred.

8.   UCP

     Except to the extent it is inconsistent with the express terms of this Letter of Credit, this Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500.

9.   GOVERNING LAW

     This Letter of Credit is governed by English law.

10.  JURISDICTION

     The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Letter of Credit.

Yours faithfully,

For and on behalf of
BARCLAYS BANK PLC
By:

                                   SCHEDULE 1
                                    THE BONDS



                                                                                            EXCHANGE
INDEMNIFYING    CONTRACTING       BANK                                        PAYMENT     RATE euro 1        EURO          LATEST
  COMPANY         COMPANY       REFERENCE     BENEFICIARY    LOCAL VALUE     CURRENCY      12 FEB 03       EQUIVALENT    EXPIRY DATE
------------    -----------     ---------     -----------   -------------    --------     ------------     ----------    -----------
     1               2              3              4             5               6             7              8                9
MCL             MCESA                   RETEVISION          1,000,000,000       ESP         166.3860      6,010,121      30-Jun-09

                                                                                                          6,010,121


                             COMPANY KEY
                             -----------
                             MCL               Marconi Communications Ltd
                             MCESA             Marconi Communications Espana, SA

                                   SCHEDULE 2
                                 FORM OF DEMAND

To:      Barclays Bank PLC
                                                                          [DATE]
Dear Sirs

STANDBY LETTER OF CREDIT NO. [ ] ISSUED IN FAVOUR OF BANCO SANTANDER CENTRAL HISPANO, S.A., LONDON BRANCH DATED [ ] (THE "LETTER OF CREDIT")

We refer to the Letter of Credit. Terms defined in the Letter of Credit have the same meaning when used in this Demand.

1. [We certify that [ ] became due and payable on [ ] to [ ] pursuant to the terms of our guarantee number [ ] issued in favour of [ ] on behalf of [MARCONI COMPANY NAME]. We have notified [MARCONI COMPANY NAME] of such in writing (copy enclosed) not less than five business days prior to the date of this demand. However, we have not received payment of the sum of [ ] (being the amount due but unpaid under the Bonds).] [OR]

     [We certify that the amount of this drawing euro [____________] under Barclays Bank PLC Letter of Credit No. [ ] represents funds due to us as we have received notice from Barclays Bank PLC of their decision not to extend this Letter of Credit for an additional period and the following Bonds in schedule 1 to this Letter of Credit remain outstanding: [INDICATE BOND NUMBERS]]

2.   We therefore demand payment of the sum of euro [ ].

3.   Payment should be made to the following account:

     Name:

     Account Number:

     Bank:

The date of this Demand is not later than the Expiry Date.

Yours faithfully


(Authorised Signatory)
FOR BANCO SANTANDER CENTRAL HISPANO, S.A., LONDON BRANCH

                                                          CONFORMED COPY

                                                                  [MARCONI LOGO]

                                                         MARCONI CORPORATION PLC
                                                 338 EUSTON ROAD, LONDON NW1 3BT
                                                        TELEPHONE: 020 7543 6913
                                                              FAX: 020 7409 7748
                                                        WEBSITE: WWW.MARCONI.COM



                                                                3 April 2003

Banco Santander Central Hispano, S.A., New York Branch
45 East 53rd Street
New York, NY 10022

Dear Sirs,

MARCONI CORPORATION PLC (THE "COMPANY") SECURITY FOR BONDING EXPOSURE

We refer to:

(a) the Bonds which have been issued by you on behalf of us and/or any Subsidiaries;

(b) any counter indemnity that we and/or any Subsidiary may have given to you (or which may arise at law) in respect of any liability which you incur under those Bonds; and

(c) any rights you may have in relation to those Bonds to require cash collateral (or the equivalent) from us and/or any Subsidiary.

This letter sets out our agreement in relation to the Bonds.

The Bonds set out in schedule 2 to this letter are the only Bonds currently outstanding in respect of which you may have certain rights to call for cash collateral from us and/or any Subsidiary. As at the date of this letter the aggregate of the US Dollar Equivalents for each of those Bonds is US$100,000 ("ORIGINAL BONDS OUTSTANDING"), as set out in column 8 of schedule 2 to this letter.

In consideration for our procuring the issue of the Letter of Credit in your favour in an aggregate amount of US$50,000 you hereby agree to waive unconditionally and irrevocably (with effect from the date on which the Letter of Credit is delivered to you) all of your rights to call for cash collateral (or the equivalent) in respect of the Bonds. This waiver shall not apply to the extent of any rights you may have against us and/or any Subsidiary:

(a)  upon an Insolvency of us or of the relevant Subsidiary;

(b) to call for cash collateral, reimbursement or otherwise in respect of a Bond in the event a call is made, or a valid notice to call for payment is issued, by a beneficiary under that Bond; or

(c)  upon an acceleration under the Notes,

(but in each case only to the extent that you would have had such rights except for the above waiver).

On each anniversary of this letter (each a "CERTIFICATION DATE") you will certify to us (with a copy to the Issuing Bank) the aggregate amount of the US Dollar Equivalents of those of the Bonds listed in schedule 2 to this letter that remain outstanding (the "ADJUSTED BONDS OUTSTANDING") on that Certification Date. In accordance with the terms of the Letter of Credit, if the Total L/C Amount (as defined in the Letter of Credit) of the Letter of Credit exceeds the Adjusted Bonds Outstanding on a Certification Date, the Total L/C Amount of the Letter of Credit shall be reduced accordingly. In addition to any adjustments made to the Total L/C Amount of the Letter of Credit on a Certification Date, if and to the extent that you confirm to us or any Subsidiary that any of the Bonds listed in schedule 2 to this letter have expired or been cancelled, the Letter of Credit contains a mechanism for reducing the Adjusted Bonds Outstanding and the Total L/C Amount accordingly.

This letter shall be governed by the laws of England and Wales. Each party to this letter agrees that the Courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this letter.

This letter may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

Please confirm your agreement to the terms of this letter by signing below.

Yours faithfully



CHRIS HOLDEN

For and behalf of
MARCONI CORPORATION PLC



We hereby agree to the above.



[AUTHORISED SIGNATORY]                               LUIS PASTOR
                                                     LUIS PASTOR

For and behalf of
BANCO SANTANDER CENTRAL HISPANO, S.A., NEW YORK BRANCH

                             SCHEDULE 1: DEFINITIONS

In this letter:

"BOND" means any bond, guarantee, letter of credit, indemnity or other like instrument issued by you in favour of a named third party beneficiary on behalf of us and/or any Subsidiary to secure the performance of any obligation owed by us or any Subsidiary to such beneficiary (including, for the avoidance of doubt, any such bond, guarantee, letter of credit, indemnity or other like instrument issued by you in favour of a named third party beneficiary to support a Bond issued by such beneficiary on behalf of us and/or any Subsidiary). A Bond is "OUTSTANDING" until you (acting reasonably) are satisfied that you have no further liability under that Bond (and, for the avoidance of doubt, you shall be satisfied that you have no further liability under a Bond once you have received a form of release from the beneficiary of the Bond in a form and substance satisfactory to you or once the original Bond has been returned to you).

"INSOLVENCY" means, in relation to any person, any of the following:

(a) the commencement of a voluntary winding up, within the meaning of section 84 of the Insolvency Act 1986 (save where such winding up is for the purposes of a reconstruction or amalgamation while solvent);

(b) the appointment of an administrator or liquidator under the Insolvency Act 1986 or the appointment of an administrative receiver or receiver, or proposals are made or issued for a voluntary arrangement within the meaning of Part I of that Act (save where such occurrence is for the purposes of a solvent reconstruction or amalgamation); or

(c) the occurrence of any event in a jurisdiction outside the United Kingdom of Great Britain and Northern Ireland which is analogous to any of the events referred to in paragraphs (a) or (b) above.

"ISSUING BANK" means Barclays Bank PLC.

"LETTER OF CREDIT" means a letter of credit issued by the Issuing Bank in the form set out in schedule 3 to this letter.

"NOTES" means the notes to be issued by the Company in connection with a scheme of arrangement under section 425 of the Companies Act 1985.

"PAYMENT CURRENCY" means, in respect of any Bond, the currency of denomination of such Bond.

"SUBSIDIARY" means any subsidiary of the Company within the meaning of section 736 of the Companies Act 1985, as amended by section 144 of the Companies Act 1989.

"US DOLLAR EQUIVALENT" means, for a Bond, the US Dollar amount in respect of that Bond set out in the column headed "US Dollar Equivalent" in schedule 2 to this letter.

                               SCHEDULE 2 - BONDS

INDEMNIFYING      CONTRACTING
   COMPANY          COMPANY         TYPE OF BOND             ISSUER OF BOND                      BENEFICIARY
------------      -----------       ------------             --------------                      -----------
        1                2               3                         4                                  5

MInc., c/o        MCInc           Standby Letter     Banco Santander Central Hispano,     Banco Santander - Chile in
MDSInc                            of Credit          Miami Agency (whose obligations      respect of the performance bond
                                                     in respect of the Bond have          issued by Banco Santander -
                                                     been transferred to Banco            Chile in respect of sales
                                                     Santatander Hispano, S.A.,           contract number DR 012001
                                                     New York Branch)                     between MCInc and ENTEL.


                                                                               LATEST
INDEMNIFYING      CONTRACTING                      PAYMENT      US DOLLAR      EXPIRY
  COMPANY          COMPANY          LOCAL VALUE    CURRENCY     EQUIVALENT      DATE
------------      -----------       -----------    --------     ----------     ------
        1                2               6            7             8              9
                                    100,000        USD           100,000       25-Apr-04
MInc., c/o        MCInc
MDSInc



                                                                 -------
                                                                 100,000
                                                                 -------


                   COMPANY KEY
                   -----------
                   MInc                             Marconi Inc.
                   MDSInc                           Marconi Data Systems Inc.
                   MCInc                            Marconi Communications Inc



                          SCHEDULE 3: LETTER OF CREDIT

         [FORM OF LETTER OF CREDIT - ON LETTERHEAD OF BARCLAYS BANK PLC]


To:  Banco Santander Central Hispano, S.A., New York Branch
     (the "BENEFICIARY")
                                                                          [DATE]

                  IRREVOCABLE STANDBY LETTER OF CREDIT NO. [ ]

At the request of Marconi Bonding Limited (the "ACCOUNT PARTY"), Barclays Bank PLC (the "ISSUING Bank") issues this irrevocable standby letter of credit ("LETTER OF CREDIT") in your favour on the following terms and conditions:

1.   DEFINITIONS

(a)  In this Letter of Credit:

     "ADJUSTED BONDS OUTSTANDING" means, at any time, the aggregate of the US Dollar Equivalents for each of the Bonds that remain outstanding at that time.

     "BONDS" means those bonds, guarantees or letters of credit, indemnities reimbursement arrangements or like instruments listed in schedule 1 to this Letter of Credit issued by the Beneficiary on behalf of the Company and/or its Subsidiary/ies.

     "BUSINESS DAY" means a day (other than a Saturday or a Sunday) on which banks are open for general business in London.

     "CERTIFICATION DATE" means 3 April 2004 and each anniversary thereof, being the date on which the Beneficiary must certify to the Company (with a copy to the Issuing Bank) the Adjusted Bonds Outstanding on that date.

     "COMPANY" means Marconi Corporation plc.

     "DEMAND" means a demand for a payment under this Letter of Credit in the form of schedule 2 to this Letter of Credit together with, where relevant, a copy of the written request to the Company or the relevant Subsidiary demanding payment pursuant to the terms of the relevant Bond.

     "EXPIRY DATE" means the earlier of:

     (i) 3 April 2008 (or such later expiry date applicable as a result of an extension pursuant to paragraph 4(c)); and

     (ii) the date on which the Total L/C Amount is reduced to zero pursuant to a reduction under paragraph 3.

     "ORIGINAL BONDS OUTSTANDING" means US$100,000.

     "NOTIFICATION" means a notification from the Beneficiary to the Account Party, the Company or any Subsidiary that certain Bonds have expired or been cancelled (and are therefore no longer outstanding).

     "PRESENTATION DATE" means each date on which the Account Party presents to the Issuing Bank a copy of one or more Notifications.

     "SUBSIDIARY" means any subsidiary of the Company within the meaning of section 736 of the Companies Act 1985, as amended by section 144 of the Companies Act 1989.

     "TOTAL L/C AMOUNT" means US$50,000, as reduced in accordance with paragraph 3 of this Letter of Credit.

     "US DOLLAR EQUIVALENT" means, for a Bond, the US Dollar amount in respect of that Bond set out in the column headed "US Dollar Equivalent" in schedule 1 to this Letter of Credit.

2.   ISSUING BANK'S AGREEMENT

(a) The Beneficiary may request a drawing or drawings under this Letter of Credit by giving to the Issuing Bank a duly completed Demand. In order to constitute a valid Demand, a Demand must be received by the Issuing Bank by 11 a.m. (London time) on or before the Expiry Date.

(b) Subject to the terms of this Letter of Credit, the Issuing Bank unconditionally and irrevocably undertakes to the Beneficiary that, within ten Business Days of receipt by it of a Demand, it will pay to the Beneficiary the amount demanded in that Demand.

(c) The Issuing Bank will not be obliged to make a payment under this Letter of Credit if as a result the aggregate of all payments made by it under this Letter of Credit would exceed the Total L/C Amount.

3.   REDUCTION IN TOTAL L/C AMOUNT

(a)  If:

     (i) on a Certification Date the Total L/C Amount exceeds the Adjusted Bonds Outstanding (as certified by the Beneficiary) on that date; or

     (ii) on a Presentation Date the Total L/C Amount exceeds the Adjusted Bonds Outstanding on that date (after deducting the US Dollar Equivalent for each Bond that is the subject of each relevant Notification), the Total L/C Amount shall, subject to paragraph (b) below, automatically reduce accordingly.

(b) Any reduction in the Total L/C Amount under sub-paragraph (a) above shall only be applied if:

     (i) the Total L/C Amount exceeds the Adjusted Bonds Outstanding on the relevant Certification Date or Presentation Date (as applicable) by more than US$100,000; or

     (ii) if as a result of such reduction the Total L/C Amount would be zero.

4.   EXPIRY

(a) The Issuing Bank will be released from its obligations under this Letter of Credit on the Expiry Date with no further liability on the part of the Issuing Bank except for any Demand validly presented in accordance with paragraph 2(a) of this Letter of Credit that remains unpaid.

(b) When the Issuing Bank is no longer under any further obligations under this Letter of Credit, the Beneficiary must, on request, return the original of this Letter of Credit to the Issuing Bank.

(c) It is a condition of this irrevocable Letter of Credit that, not more than 30 days before the present or each future Expiry Date, the Beneficiary may (unless the relevant Expiry Date occurs as a result of the value of this Letter of Credit being reduced to zero) request it to be extended for an additional period of one year from the present or each future Expiry Date. If the Issuing Bank elects not to extend this Letter of Credit for such additional period the Beneficiary may, on or prior to the applicable Expiry Date, make a Demand for an amount not to exceed the remaining balance of the Total L/C Amount.

5.   PAYMENTS

     All payments under this Letter of Credit shall be made in US Dollars and for value on the due date to the account of the Beneficiary specified in the Demand.

6.   DELIVERY OF DEMAND

     Each Demand shall be in writing, and, unless otherwise stated, may be made by letter or fax and must be received in legible form by the Issuing Bank at its address and by the particular department or officer (if any) as follows:

     Barclays Bank PLC
     [Guarantees Department
     UK International Operations Centre - Manchester
     P O Box 84
     6th Floor
     4 Exchange Quay
     Salford M5 3PL]
     Fax:               [0161 911 6402]
     Telex:             [                ]
     Attention:         [Guarantees Department]

7.   ASSIGNMENT

     The Beneficiary's rights under this Letter of Credit may not be assigned or transferred.

8.   UCP

     Except to the extent it is inconsistent with the express terms of this Letter of Credit, this Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500.

9.   GOVERNING LAW

     This Letter of Credit is governed by English law.

10.  JURISDICTION

     The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Letter of Credit.

Yours faithfully,

For and on behalf of
BARCLAYS BANK PLC
By:

                                   SCHEDULE 1
                                      BONDS



  INDEMNIFYING      CONTRACTING
     COMPANY          COMPANY       TYPE OF BOND             ISSUER OF BOND                      BENEFICIARY
  ------------      -----------     ------------             --------------                      -----------
        1                2               3                         4                                  5

MInc., c/o        MCInc           Standby Letter     Banco Santander Central Hispano,     Banco Santander - Chile in
MDSInc                            of Credit          Miami Agency (whose obligations      respect of the performance bond
                                                     in respect of the Bond have          issued by Banco Santander -
                                                     been transferred to Banco            Chile in respect of sales
                                                     Santander Central Hispano, S.A.,     contract number DR 012001
                                                     New York Branch)                     between MCInc and ENTEL.




                                                                               LATEST
  INDEMNIFYING      CONTRACTING                    PAYMENT      US DOLLAR      EXPIRY
     COMPANY          COMPANY       LOCAL VALUE    CURRENCY     EQUIVALENT      DATE
  ------------      -----------     -----------    --------     ----------     ------
        1                2               6            7             8             9

MInc., c/o        MCInc                 100,000      USD           100,000    25-Apr-04
MDSInc




                               -------
                               100,000
                               -------



                   COMPANY KEY
                   -----------
                   MInc                               Marconi Inc.
                   MDSInc                             Marconi Data Systems Inc.
                   MCInc                              Marconi Communications Inc

                                   SCHEDULE 2
                                 FORM OF DEMAND

To:  Barclays Bank PLC
                                                                          [DATE]
Dear Sirs

STANDBY LETTER OF CREDIT NO. [ ] ISSUED IN FAVOUR OF BANCO SANTANDER CENTRAL HISPANO, S.A., NEW YORK BRANCH DATED [ ] (THE "LETTER OF CREDIT")

We refer to the Letter of Credit. Terms defined in the Letter of Credit have the same meaning when used in this Demand.

1. [We certify that [ ] became due and payable on [ ] to [ ] pursuant to the terms of our guarantee number [ ] issued in favour of [ ] on behalf of [MARCONI COMPANY NAME]. We have notified [MARCONI COMPANY NAME] of such in writing (copy enclosed) not less than five business days prior to the date of this demand. However, we have not received payment of the sum of [ ] (being the amount due but unpaid under the Bonds).] [OR]

     [We certify that the amount of this drawing US$[____________] under Barclays Bank PLC Letter of Credit No. [ ] represents funds due to us as we have received notice from Barclays Bank PLC of their decision not to extend this Letter of Credit for an additional period and the following Bonds in schedule 1 to this Letter of Credit remain outstanding: [INDICATE BOND NUMBERS]]

2.   We therefore demand payment of the sum of US$[ ].

3.   Payment should be made to the following account:

     Name:

     Account Number:

     Bank:

4.   The date of this Demand is not later than the Expiry Date.

Yours faithfully


(Authorised Signatory)
FOR BANCO SANTANDER CENTRAL HISPANO, S.A., NEW YORK BRANCH

                                                                  CONFORMED COPY

                                                                  [MARCONI LOGO]

                                                         MARCONI CORPORATION PLC
                                                 338 EUSTON ROAD, LONDON NW1 3BT
                                                        TELEPHONE: 020 7543 6913
                                                              FAX: 020 7409 7748
                                                        WEBSITE: WWW.MARCONI.COM


                                                                   17 April 2003

Banca Nazionale del Lavoro SpA
Area Territoriale Nord Ovest
Attn.: Mr. F. Sperduti
Largo Eros Lanfranco, 2
16121 - Genova
Italy



Dear Sirs,

MARCONI CORPORATION PLC (THE "COMPANY") SECURITY FOR BONDING EXPOSURE

We refer to:

(a) the Bonds which have been issued by you on behalf of us and/or any Subsidiaries;

(b) any counter indemnity that we and/or any Subsidiary may have given to you (or which may arise at law) in respect of any liability which you incur under those Bonds; and

(c) any rights you may have in relation to those Bonds to require cash collateral (or the equivalent) from us and/or any Subsidiary.

This letter sets out our agreement in relation to the Bonds.

The Bonds set out in schedule 2 to this letter are the only Bonds currently outstanding in respect of which you may have certain rights to call for cash collateral from us and/or any Subsidiary. As at the date of this letter the aggregate of the Euro Equivalents for each of those Bonds is Euro135,167 ("ORIGINAL BONDS OUTSTANDING"), as set out in column 8 of schedule 2 to this letter.

In consideration for our procuring the issue of the Letter of Credit in your favour in an aggregate amount of Euro67,583.50 you hereby agree to waive unconditionally and irrevocably (with effect from the date on which the Letter of Credit is delivered to you) all of your rights to call for cash collateral (or the equivalent) in respect of the Bonds. This waiver shall not apply to the extent of any rights you may have against us and/or any Subsidiary:

(a)      upon an Insolvency of us or of the relevant Subsidiary;

(b) to call for cash collateral, reimbursement or otherwise in respect of a Bond in the event a call is made, or a valid notice to call for payment is issued, by a beneficiary under that Bond; or

(c)      upon an acceleration under the Notes,

(but in each case only to the extent that you would have had such rights except for the above waiver).

On each anniversary of this letter (each a "CERTIFICATION DATE") you will certify to us (with a copy to the Issuing Bank) the aggregate amount of the Euro Equivalents of those of the Bonds listed in schedule 2 to this letter that remain outstanding (the "ADJUSTED BONDS OUTSTANDING") on that Certification Date. In accordance with the terms of the Letter of Credit, if the Total L/C Amount (as defined in the Letter of Credit) of the Letter of Credit exceeds the Adjusted Bonds Outstanding on a Certification Date, the Total L/C Amount of the Letter of Credit shall be reduced accordingly. In addition to any adjustments made to the Total L/C Amount of the Letter of Credit on a Certification Date, if and to the extent that you confirm to us or any Subsidiary that any of the Bonds listed in schedule 2 to this letter have expired or been cancelled, the Letter of Credit contains a mechanism for reducing the Adjusted Bonds Outstanding and the Total L/C Amount accordingly.

This letter shall be governed by the laws of England and Wales. Each party to this letter agrees that the Courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this letter.

This letter may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

Please confirm your agreement to the terms of this letter by signing below.

Yours faithfully



C.C. HOLDEN

For and behalf of
MARCONI CORPORATION PLC



We hereby agree to the above.



[AUTHORISED SIGNATORY]                               F. PAOLETTI
                                                     F. PAOLETTI

For and behalf of
BANCA NAZIONALE DEL LAVORO SPA

                             SCHEDULE 1: DEFINITIONS

In this letter:

"BOND" means any bond, guarantee, letter of credit, indemnity or other like instrument issued by you in favour of a named third party beneficiary on behalf of us and/or any Subsidiary to secure the performance of any obligation owed by us or any Subsidiary to such beneficiary. A Bond is "OUTSTANDING" until you (acting reasonably) are satisfied that you have no further liability under that Bond (and, for the avoidance of doubt, you shall be satisfied that you have no further liability under a Bond once you have received a form of release from the beneficiary of the Bond in a form and substance satisfactory to you or once the original Bond has been returned to you).

"EURO EQUIVALENT" means, for a Bond, the Euro amount in respect of that Bond set out in the column headed "Euro Equivalent" in schedule 2 to this letter.

"INSOLVENCY" means, in relation to any person, any of the following:

(a)      the commencement of a voluntary winding up, within the meaning of section 84 of the Insolvency Act 1986 (save where such winding up is for the purposes of a reconstruction or amalgamation while solvent);

(b) the appointment of an administrator or liquidator under the Insolvency Act 1986 or the appointment of an administrative receiver or receiver, or proposals are made or issued for a voluntary arrangement within the meaning of Part I of that Act (save where such occurrence is for the purposes of a solvent reconstruction or amalgamation); or

(c) the occurrence of any event in a jurisdiction outside the United Kingdom of Great Britain and Northern Ireland which is analogous to any of the events referred to in paragraphs (a) or (b) above.

"ISSUING BANK" means JPMorgan Chase Bank.

"LETTER OF CREDIT" means a letter of credit issued by the Issuing Bank in the form set out in schedule 3 to this letter.

"NOTES" means the notes to be issued by the Company in connection with a scheme of arrangement under section 425 of the Companies Act 1985.

"PAYMENT CURRENCY" means, in respect of any Bond, the currency of denomination of such Bond.

"SUBSIDIARY" means any subsidiary of the Company within the meaning of section 736 of the Companies Act 1985, as amended by section 144 of the Companies Act 1989.

                               SCHEDULE 2 - BONDS




  INDEMNIFYING     CONTRACTING            BANK
    COMPANY          COMPANY           REFERENCE               BENEFICIARY
    -------          -------           ---------               -----------
       1                2                   3                        4
    -----             -----            -----------           --------------
    MCSpA             MCSpA              26687-L           MINISTERO POSTE ALGERI
    -----             -----            -----------           --------------
    MCSpA             MCSpA              26686-K           MINISTERO POSTE ALGERI
    -----             -----            -----------           --------------
    MCSpA             MCSpA            43/626309/H           TELECOM ITALIA
    -----             -----            -----------           --------------
    MCSpA             MCSpA              23374/N             AMM.POSTE TELEC.
    -----             -----            -----------           --------------








                                                                               EXCHANGE                  LATEST
   INDEMNIFYING     CONTRACTING                             PAYMENT            RATE EURO      EURO       EXPIRY
     COMPANY          COMPANY             LOCAL VALUE       CURRENCY          27 JAN 03    EQUIVALENT     DATE
     -------          -------             -----------        ---               --------    ----------   ---------
        1                2                    5               6                   7             8           9
     -----             -----               ----------        ---               --------      ------     ---------
     MCSpA             MCSpA              119,307,000        ITL               1,936.27      61,617        U/L
     -----             -----               ----------        ---               --------      ------     ---------
     MCSpA             MCSpA               79,538,300        ITL               1,936.27      41,078        U/L
     -----             -----               ----------        ---               --------      ------     ---------
     MCSpA             MCSpA               60,375,000        ITL               1,936.27      31,181     21-Apr-03
     -----             -----               ----------        ---               --------      ------     ---------
     MCSpA             MCSpA                2,500,000        ITL               1,936.27       1,291        U/L
     -----             -----               ----------        ---               --------      ------     ---------
                                                                                            135,167
                                                                                            -------




 COMPANY KEY
 -----------
    MCSpA            Marconi Communications SpA
    -----            --------------------------


                          SCHEDULE 3: LETTER OF CREDIT

        [FORM OF LETTER OF CREDIT - ON LETTERHEAD OF JPMORGAN CHASE BANK]


To:               Banca Nazionale del Lavoro SpA
                  (the "BENEFICIARY")

                                                                          [DATE]

                  IRREVOCABLE STANDBY LETTER OF CREDIT NO. [ ]

At the request of Marconi Bonding Limited (the "ACCOUNT PARTY"), JPMorgan Chase Bank (the "ISSUING BANK") issues this irrevocable standby letter of credit ("LETTER OF CREDIT") in your favour on the following terms and conditions:

1.       DEFINITIONS

(a)      In this Letter of Credit:

        "ADJUSTED BONDS OUTSTANDING" means, at any time, the aggregate of the Euro Equivalents for each of the Bonds that remain outstanding at that time.

        "BONDS" means those bonds, guarantees or letters of credit, indemnities or like instruments listed in schedule 1 to this Letter of Credit issued by the Beneficiary on behalf of the Company and/or its Subsidiary/ies.

        "BUSINESS DAY" means a day (other than a Saturday or a Sunday) on which banks are open for general business in London.

        "CERTIFICATION DATE" means 17 April 2004 and each anniversary thereof, being the date on which the Beneficiary must certify to the Company (with a copy to the Issuing Bank) the Adjusted Bonds Outstanding on that date.

        "COMPANY" means Marconi Corporation plc.

        "DEMAND" means a demand for a payment under this Letter of Credit in the form of schedule 2 to this Letter of Credit together with, where relevant, a copy of the written request to the Company or the relevant Subsidiary demanding payment pursuant to the terms of the relevant Bond.

        "EURO EQUIVALENT" means, for a Bond, the Euro amount in respect of that Bond set out in the column headed "Euro Equivalent" in schedule 1 to this Letter of Credit.

        "EXPIRY DATE" means the earlier of:

         (i) 17 April 2008 (or such later expiry date applicable as a result of an extension pursuant to paragraph 4(c)); and

         (ii) the date on which the Total L/C Amount is reduced to zero pursuant to a reduction under paragraph 3.

        "ORIGINAL BONDS OUTSTANDING" means Euro135,167.

        "NOTIFICATION" means a notification from the Beneficiary to the Account Party, the Company or any Subsidiary that certain Bonds have expired or been cancelled (and are therefore no longer outstanding).

        "PRESENTATION DATE" means each date on which the Account Party presents to the Issuing Bank a copy of one or more Notifications.

        "SUBSIDIARY" means any subsidiary of the Company within the meaning of section 736 of the Companies Act 1985, as amended by section 144 of the Companies Act 1989.

        "TOTAL L/C AMOUNT" means Euro67,583.50, as reduced in accordance with paragraph 3 of this Letter of Credit.

2.       ISSUING BANK'S AGREEMENT

(a) The Beneficiary may request a drawing or drawings under this Letter of Credit by giving to the Issuing Bank a duly completed Demand. In order to constitute a valid Demand, a Demand must be received by the Issuing Bank by 11 a.m. (London time) on or before the Expiry Date.

(b) Subject to the terms of this Letter of Credit, the Issuing Bank unconditionally and irrevocably undertakes to the Beneficiary that, within ten Business Days of receipt by it of a Demand, it will pay to the Beneficiary the amount demanded in that Demand.

(c) The Issuing Bank will not be obliged to make a payment under this Letter of Credit if as a result the aggregate of all payments made by it under this Letter of Credit would exceed the Total L/C Amount.

3.       REDUCTION IN TOTAL L/C AMOUNT

(a)      If:

         (i) on a Certification Date the Total L/C Amount exceeds the Adjusted Bonds Outstanding (as certified by the Beneficiary) on that date; or

         (ii) on a Presentation Date the Total L/C Amount exceeds the Adjusted Bonds Outstanding on that date (after deducting the Euro Equivalent for each Bond that is the subject of each relevant Notification), the Total L/C Amount shall, subject to paragraph (b) below, automatically reduce accordingly.

(b) Any reduction in the Total L/C Amount under sub-paragraph (a) above shall only be applied if:

         (i) the Total L/C Amount exceeds the Adjusted Bonds Outstanding on the relevant Certification Date or Presentation Date (as applicable) by more than Euro100,000; or

         (ii) if as a result of such reduction the Total L/C Amount would be zero.

4.       EXPIRY

(a) The Issuing Bank will be released from its obligations under this Letter of Credit on the Expiry Date with no further liability on the part of the Issuing Bank except for any Demand validly presented in accordance with paragraph 2(a) of this Letter of Credit that remains unpaid.

(b) When the Issuing Bank is no longer under any further obligations under this Letter of Credit, the Beneficiary must, on request, return the original of this Letter of Credit to the Issuing Bank.

(c) It is a condition of this irrevocable Letter of Credit that, not more than 30 days before the present or each future Expiry Date, the Beneficiary may (unless the relevant Expiry Date occurs as a result of the value of this Letter of Credit being reduced to zero) request it to be extended for an additional period of one year from the present or each future Expiry Date. If the Issuing Bank elects not to extend this Letter of Credit for such additional period the Beneficiary may, on or prior to the applicable Expiry Date, make a Demand for an amount not to exceed the remaining balance of the Total L/C Amount.

5.       PAYMENTS

        All payments under this Letter of Credit shall be made in Euro and for value on the due date to the account of the Beneficiary specified in the Demand.

6.       DELIVERY OF DEMAND

        Each Demand shall be in writing, and, unless otherwise stated, may be made by letter or fax and must be received in legible form by the Issuing Bank at its address and by the particular department or officer (if any) as follows:

        JPMorgan Chase Bank
        [1 Chaseside
        Bournemouth
        Dorset BH7 7DA]
        Fax:               [01202 34 37 30]
        Telex:             [                ]
        Attention:         [                ]

7.       ASSIGNMENT

        The Beneficiary's rights under this Letter of Credit may not be assigned or transferred.

8.       UCP

        Except to the extent it is inconsistent with the express terms of this Letter of Credit, this Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500.

9.       GOVERNING LAW

        This Letter of Credit is governed by English law.

10.      JURISDICTION

        The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Letter of Credit.

Yours faithfully,

For and on behalf of
JPMORGAN CHASE BANK
By:

                                   SCHEDULE 1
                                   THE BONDS







  INDEMNIFYING     CONTRACTING            BANK
    COMPANY          COMPANY           REFERENCE               BENEFICIARY             LOCAL VALUE
    -------          -------           ---------               -----------             -----------
       1                2                  3                        4                       5
    -----             -----            -----------           --------------             ----------
    MCSpA             MCSpA              26687-L           MINISTERO POSTE ALGERI      119,307,000
    -----             -----            -----------           --------------             ----------
    MCSpA             MCSpA              26686-K           MINISTERO POSTE ALGERI       79,538,300
    -----             -----            -----------           --------------              ---------
    MCSpA             MCSpA            43/626309/H           TELECOM ITALIA             60,375,000
    -----             -----            -----------           --------------              ---------
    MCSpA             MCSpA              23374/N             AMM.POSTE TELEC.            2,500,000
    -----             -----            -----------           --------------              ---------




                                                       EXCHANGE                     LATEST
  INDEMNIFYING     CONTRACTING         PAYMENT         RATE EURO       EURO         EXPIRY
    COMPANY          COMPANY           CURRENCY        27 JAN 03     EQUIVALENT      DATE
  ------------     -----------         --------        ---------     ----------    ---------
       1                2                  6               7              8             9
    -----             -----               ---          --------        ------       ---------
    MCSpA             MCSpA               ITL          1,936.27        61,617         U/L
    -----             -----               ---          --------        ------       ---------
    MCSpA             MCSpA               ITL          1,936.27        41,078         U/L
    -----             -----               ---          --------        ------       ---------
    MCSpA             MCSpA               ITL          1,936.27        31,181      21-Apr-03
    -----             -----               ---          --------        ------       ---------
    MCSpA             MCSpA               ITL          1,936.27         1,291         U/L
    -----             -----               ---          --------        ------       ---------
                                                                      135,167
                                                                      -------

                                     COMPANY KEY
                                     -----------
                                     MCSpA            Marconi Communications SpA

                                   SCHEDULE 2
                                 FORM OF DEMAND

To:      JPMorgan Chase Bank

                                                                          [DATE]

Dear Sirs

STANDBY LETTER OF CREDIT NO. [        ] ISSUED IN FAVOUR OF BANCA NAZIONALE DEL
LAVORO SPA DATED [            ] (THE "LETTER OF CREDIT")

We refer to the Letter of Credit. Terms defined in the Letter of Credit have the same meaning when used in this Demand.

1.      [We certify that [                 ] became due and payable on
        [               ] to [      ] pursuant to the terms of our guarantee
        number [      ] issued in favour of [        ] on behalf of
        [MARCONI COMPANY NAME]. We have notified [MARCONI COMPANY NAME] of such in writing (copy enclosed) not less than five business days prior to the date of this demand. However, we have not received payment of the sum of
        [          ] (being the amount due but unpaid under the Bonds).] [OR]

       [We certify that the amount of this drawing Euro[____________] under JPMorgan Chase Bank Letter of Credit No. [ ] represents funds due to us as we have received notice from JPMorgan Chase Bank of their decision not to extend this Letter of Credit for an additional period and the following Bonds in schedule 1 to this Letter of Credit remain outstanding: [INDICATE BOND NUMBERS]]

2.      We therefore demand payment of the sum of Euro[        ].

3.      Payment should be made to the following account:

        Name:

        Account Number:

        Bank:

The date of this Demand is not later than the Expiry Date.

Yours faithfully


(Authorised Signatory)
FOR BANCA NAZIONALE DEL LAVORO SPA

                                                                  CONFORMED COPY

                                                                  [MARCONI LOGO]

                                                         MARCONI CORPORATION PLC
                                                 338 EUSTON ROAD, LONDON NW1 3BT
                                                        TELEPHONE: 020 7543 6913
                                                              FAX: 020 7409 7748
                                                        WEBSITE: WWW.MARCONI.COM

                                                                  13th May, 2003

Banca Intesa SpA
Filiale Grandi Clienti,
Via XXV Aprile, 5,
16123 Genova,
Italy.

For the attention of: Dott. Nino Bertacchi.


Dear Sirs,

MARCONI CORPORATION PLC (THE "COMPANY") SECURITY FOR BONDING EXPOSURE

We refer to:

(a) the Bonds which have been issued by you on behalf of us and/or any Subsidiaries;

(b) any counter indemnity that we and/or any Subsidiary may have given to you (or which may arise at law) in respect of any liability which you incur under those Bonds; and

(c) any rights you may have in relation to those Bonds to require cash collateral (or the equivalent) from us and/or any Subsidiary.

We also refer to the standby letter of credit number DCSLDI711169 issued by HSBC Bank plc in favour of IntesaBci "Grandi Clienti", Genoa Branch dated 3 July 2002 with a face value of Euro 10,226,894 (the "VAT FACILITY LC").

This letter sets out our agreement in relation to the Bonds and the VAT Facility LC.

The Bonds set out in part A of schedule 2 to this letter are the only Bonds denominated in euro (the "EURO BONDS") currently outstanding in respect of which you may have certain rights to call for cash collateral from us and/or any Subsidiary. The Bonds set out in part B of schedule 2 to this letter are the only Bonds denominated in US dollars (the "US BONDS") currently outstanding in respect of which you may have certain rights to call for cash collateral from us and/or any Subsidiary. As at the date of this letter the aggregate outstanding amount of the Euro Bonds is Euro 8,867,287 (the "ORIGINAL EURO OUTSTANDING") and the aggregate outstanding amount of the US Bonds is US$41,158 (the "ORIGINAL US OUTSTANDING"), based on the amounts set out in column 5 of parts A and B respectively of schedule 2 to this letter.

In consideration for our procuring the issue of a Letter of Credit in your favour in an aggregate amount of Euro 8,867,287 (the "EURO LC") and a Letter of Credit in your favour in an aggregate amount of US$41,158 (the "US LC") you hereby agree:

(i) to waive unconditionally and irrevocably (with effect from the date on which both the Euro LC and the US LC are delivered to you) all of your rights to call for cash collateral (or the equivalent) in respect of the Bonds (the "WAIVER");

(ii) that (with effect from the date on which both the Euro LC and the US LC are delivered to you) the VAT Facility LC shall be deemed to be cancelled and HSBC Bank plc shall have no further obligation or liability (actual or contingent) under or in respect of the VAT Facility LC; and

(iii) immediately after receipt by you of both the Euro LC and the US LC , to return the VAT Facility LC to HSBC Bank plc and to provide written confirm to HSBC Bank plc (copied to us) that the VAT Facility LC has been cancelled.

The Waiver shall not apply to the extent of any rights you may have against us and/or any Subsidiary:

(a)      upon an Insolvency of us or of the relevant Subsidiary;

(b) to call for cash collateral, reimbursement or otherwise in respect of a Bond in the event a call is made, or a valid notice to call for payment is issued, by a beneficiary under that Bond; or

(c)      upon an acceleration under the Notes,

(but in each case only to the extent that you would have had such rights except for the Waiver).

The rights and remedies of the parties in relation to, and the terms and conditions of, the Bonds continue in full force and effect, save as expressly varied or waived by this letter.

On each anniversary of this letter (each a "CERTIFICATION DATE") you will certify to us (with a copy to the Issuing Bank):

(i) the aggregate amount of the Euro Bonds listed in part A of schedule 2 to this letter that remain outstanding (the "ADJUSTED EURO OUTSTANDING"); and

(ii) the aggregate amount of the US Bond listed in part B of schedule 2 to this letter that remain outstanding (the "ADJUSTED US OUTSTANDING"),

on that Certification Date. In accordance with the terms of the Euro LC, if the Total L/C Amount (as defined in the Euro LC) of the Euro LC exceeds the Adjusted Euro Outstanding on a Certification Date, the Total L/C Amount of the Euro LC shall be reduced accordingly. In accordance with the terms of the US LC, if the Total L/C Amount (as defined in the US LC) of the US LC exceeds the Adjusted US Outstanding on a Certification Date, the Total L/C Amount of the US LC shall be reduced accordingly. In addition to any adjustments made to the Total L/C Amount of either or both of the Euro LC and the US LC on a Certification Date, if and to the extent that you confirm to us or any Subsidiary that any of the Bonds listed in schedule 2 to this letter have expired or been cancelled, the relevant Letter of Credit contains a mechanism for reducing the Adjusted Euro Outstanding or Adjusted US Outstanding as appropriate, and the Total L/C Amount accordingly.

This letter shall be governed by the laws of England and Wales. Each party to this letter agrees that the Courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this letter.

This letter may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.



Please confirm your agreement to the terms of this letter by signing below.

Yours faithfully



SALIM ALAM

For and behalf of
MARCONI CORPORATION PLC


We hereby agree to the above.



LAWRENCE WYBRANIEC                                   FRANCESCO MOGLIA
LAWRENCE WYBRANIEC                                   FRANCESCO MOGLIA

For and behalf of
BANCA INTESA SPA

                             SCHEDULE 1: DEFINITIONS

In this letter:

"BOND" means any bond, guarantee, letter of credit, indemnity or other like instrument issued by you in favour of a named third party beneficiary on behalf of us and/or any Subsidiary to secure the performance of any obligation owed by us or any Subsidiary to such beneficiary. A Bond is "OUTSTANDING" until you (acting reasonably) are satisfied that you have no further liability under that Bond (and, for the avoidance of doubt, you shall be satisfied that you have no further liability under a Bond once you have received a form of release from the beneficiary of the Bond in a form and substance satisfactory to you or once the original Bond has been returned to you).

"INSOLVENCY" means, in relation to any person, any of the following:

(a)      the commencement of a voluntary winding up, within the meaning of section 84 of the Insolvency Act 1986 (save where such winding up is for the purposes of a reconstruction or amalgamation while solvent);

(b) the appointment of an administrator or liquidator under the Insolvency Act 1986 or the appointment of an administrative receiver or receiver, or proposals are made or issued for a voluntary arrangement within the meaning of Part I of that Act (save where such occurrence is for the purposes of a solvent reconstruction or amalgamation); or

(c) the occurrence of any event in a jurisdiction outside the United Kingdom of Great Britain and Northern Ireland which is analogous to any of the events referred to in paragraphs (a) or (b) above.

"ISSUING BANK" means HSBC Bank plc.

"LETTER OF CREDIT" means a letter of credit issued by the Issuing Bank in the form set out in schedule 3 to this letter.

"NOTES" means the notes to be issued by the Company in connection with a scheme of arrangement under section 425 of the Companies Act 1985.

"SUBSIDIARY" means any subsidiary of the Company within the meaning of section 736 of the Companies Act 1985, as amended by section 144 of the Companies Act 1989.

                         PART A SCHEDULE 2 - EURO BONDS




                                                                                                                  LATEST
INDEMNIFYING   CONTRACTING        BANK                                                                            EXPIRY
  COMPANY       COMPANY         REFERENCE              BENEFICIARY                     LOCAL VALUE                 DATE
  -------       -------         ---------              -----------                     -----------                 ----
    1              2                3                      4                               5                        6
  -------       -------         ---------              -----------                     -----------                 ----
MCSpA            MCSpA            38881             TELECOM ITALIA SPA                 3,976,718                30-Jun-06
-----            -----            -----             ------------------                 ---------                ---------
MCSpA            MCSpA            38710             EDISONTEL SPA                      1,291,142                15-Aug-04
-----            -----            -----             -------------                      ---------                ---------
MCSpA            MCSpA            38680             TELECOM ITALIA SPA                   981,268                31-Dec-04
-----            -----            -----             ------------------                   -------                ---------
MCSpA            MCSpA           47/3303            TELECOM ITALIA MOBILE                725,105                31-Dec-04
-----            -----           -------            ---------------------                -------                ---------
MCSpA            MCSpA           47/3517            TELECOM ITALIA                       697,217                      U/L
-----            -----           -------            --------------                       -------                      ---
MCSpA            MCSpA            38939             TELECOM ITALIA SPA                   364,541                31-Dec-03
-----            -----            -----             ------------------                   -------                ---------
MCSpA            MCSpA            38713             COMUNE DI REGGIO CALABRIA            150,950                31-Mar-05
-----            -----            -----             -------------------------            -------                ---------
MCSpA            MCSpA            38794             FERROVIE DELLO STATO                 121,367                30-Jun-03
-----            -----            -----             --------------------                 -------                ---------
MCSpA            MCSpA            38580             MAROC TELECOM SA                     105,903                      U/L
-----            -----            -----             ----------------                     -------                      ---
MCSpA            MCSpA            38764             TELECOM ITALIA S.P.A.                103,291                31-Mar-05
-----            -----            -----             ---------------------                -------                ---------
MCSpA            MCSpA            38600             AUTOSTRADA DEL BRENNERO SPA           55,467                31-Dec-03
-----            -----            -----             ---------------------------           ------                ---------
MCSpA            MCSpA            38813             BRISSAGO SRL                          54,228                15-May-07
-----            -----            -----             ------------                          ------                ---------
MCSpA            MCSpA            38643             DHL INTERNATIONAL SRL                 51,646                      U/L
-----            -----            -----             ---------------------                 ------                      ---
MCSpA            MCSpA            38635             AZIENDE INDUSTRIALI MUNICIPALI        45,747                      U/L
-----            -----            -----             ------------------------------        ------                      ---
MCSpA            MCSpA            38793             FERROVIE DELLO STATO                  36,152                      U/L
-----            -----            -----             --------------------                  ------                      ---
MCSpA            MCSpA           66/9740            UFFICIO IVA MILANO                    28,602                31-Jan-04
-----            -----           -------            ------------------                    ------                ---------
MCSpA            MCSpA            4/99              WIND TELECOMUNICAZIONI                25,823                      U/L
-----            -----            ----              ----------------------                ------                      ---
MCSpA            MCSpA            5/99              WIND TELECOMUNICAZIONI                25,823                      U/L
-----            -----            ----              ----------------------                ------                      ---
MCSpA            MCSpA          328506095           SIRTI SPA MILANO                      12,753                 6-Feb-87
-----            -----          ---------           ----------------                      ------                 --------
MCSpA            MCSpA          328200372           SIRTI SPA MILANO                       7,863                      U/L
-----            -----          ---------           ----------------                       -----                      ---
MCSpA            MCSpA          328907347           SELENIA SPA ROMA                       5,681                31-Jan-90
-----            -----          ---------           ----------------                       -----                ---------

                               COMPANY KEY
                               -----------
                                 MMSpA               Marconi Mobile SpA
                                 -----               ------------------
                                 MCSpA               Marconi Communications SpA
                                 -----               --------------------------


                          PART B SCHEDULE 2 - US BONDS

                                                                                                          LATEST
    INDEMNIFYING    CONTRACTING         BANK                                                              EXPIRY
      COMPANY         COMPANY        REFERENCE           BENEFICIARY                   LOCAL VALUE         DATE
      -------         -------        ---------           -----------                   -----------         ----
         1              2                3                    4                             5               6
      -------         -------        ---------           -----------                   -----------         ----
       MCSpA           MCSpA           38448            ITALTEL S.P.A.                    41,158         31-May-03
       -----           -----           -----            --------------                    ------         ---------

                                     COMPANY KEY
                                     -----------
                                       MMSpA            Marconi Mobile SpA
                                       -----            ------------------
                                       MCSpA            Marconi Communications SpA
                                       -----            --------------------------

                          SCHEDULE 3: LETTER OF CREDIT

           [FORM OF LETTER OF CREDIT - ON LETTERHEAD OF HSBC BANK PLC]


To:      [Banca Intesa SpA]
         (the "BENEFICIARY")

                                                                          [DATE]

                  IRREVOCABLE STANDBY LETTER OF CREDIT NO. [ ]

At the request of Marconi Bonding Limited (the "ACCOUNT PARTY"), HSBC Bank plc (the "ISSUING BANK") issues this irrevocable standby letter of credit ("LETTER OF CREDIT") in your favour on the following terms and conditions:

1.       DEFINITIONS

(a)      In this Letter of Credit:

        "ADJUSTED BONDS OUTSTANDING" means, at any time, the aggregate amount of the Bonds that remain outstanding at that time. A Bond is "outstanding" until the Beneficiary (acting reasonably) is satisfied that it has no further liability under that Bond (and, for the avoidance of doubt, the Beneficiary shall be satisfied that it has no further liability under a Bond once it has received a form of release from the beneficiary of the Bond in a form and substance satisfactory to the Beneficiary or once the original Bond has been returned to the Beneficiary).

        "BONDS" means those bonds, guarantees or letters of credit, indemnities or like instruments listed in schedule 1 to this Letter of Credit issued by the Beneficiary on behalf of the Company and/or its Subsidiary/ies.

        "BUSINESS DAY" means a day (other than a Saturday or a Sunday) on which banks are open for general business in London.

        "CERTIFICATION DATE" means [o] May 2004(1) and each anniversary thereof, being the date on which the Beneficiary must certify to the Company (with a copy to the Issuing Bank) the Adjusted Bonds Outstanding on that date.

        "COMPANY" means Marconi Corporation plc.

        "DEMAND" means a demand for a payment under this Letter of Credit in the form of schedule 2 to this Letter of Credit together with, where relevant, a copy of the written request to the Company or the relevant Subsidiary demanding payment pursuant to the terms of the relevant Bond.

        "EXPIRY DATE" means the earlier of:

         (i) [o] May 2008(2) (or such later expiry date applicable as a result of an extension pursuant to paragraph 4(c)); and

--------
(1) Date to be 12 months from the date of the letter agreement


Registered at London N 67307 REGISTERED OFFICE: New Century Park, PO Box 43, Coventry CV3 1HJ

        (ii) the date on which the Total L/C Amount is reduced to zero pursuant to a reduction under paragraph 3.

        "ORIGINAL BONDS OUTSTANDING" means [Euro ][US$][o].

        "NOTIFICATION" means a notification from the Beneficiary to the Account Party, the Company or any Subsidiary that certain Bonds have expired or been cancelled (and are therefore no longer outstanding).

        "PRESENTATION DATE" means each date on which the Account Party presents to the Issuing Bank a copy of one or more Notifications.

        "SUBSIDIARY" means any subsidiary of the Company within the meaning of section 736 of the Companies Act 1985, as amended by section 144 of the Companies Act 1989.

        "TOTAL L/C AMOUNT" means [Euro ][US$][o](3), as reduced in accordance with paragraph 3 of this Letter of Credit.

2.      ISSUING BANK'S AGREEMENT

(a) The Beneficiary may request a drawing or drawings under this Letter of Credit by giving to the Issuing Bank a duly completed Demand. In order to constitute a valid Demand, a Demand must be received by the Issuing Bank by 11 a.m. (London time) on or before the Expiry Date.

(b) Subject to the terms of this Letter of Credit, the Issuing Bank unconditionally and irrevocably undertakes to the Beneficiary that, within ten Business Days of receipt by it of a Demand, it will pay to the Beneficiary the amount demanded in that Demand.

(c) The Issuing Bank will not be obliged to make a payment under this Letter of Credit if as a result the aggregate of all payments made by it under this Letter of Credit would exceed the Total L/C Amount.

3.      REDUCTION IN TOTAL L/C AMOUNT

(a)     If:

        (i) on a Certification Date the Total L/C Amount exceeds the Adjusted Bonds Outstanding (as certified by the Beneficiary) on that date; or

        (ii) on a Presentation Date the Total L/C Amount exceeds the Adjusted Bonds Outstanding on that date (after deducting the amount of each Bond that is the subject of each relevant Notification),

        the Total L/C Amount shall, subject to paragraph (b) below, automatically reduce accordingly.

(b) Any reduction in the Total L/C Amount under sub-paragraph (a) above shall only be applied if:

---------
(2) Date to be 5 years after the date of the letter agreement


Registered at London N 67307 REGISTERED OFFICE: New Century Park, PO Box 43, Coventry CV3 1HJ

         (i) the Total L/C Amount exceeds the Adjusted Bonds Outstanding on the relevant Certification Date or Presentation Date (as applicable) by more than Euro 100,000; or

         (ii) if as a result of such reduction the Total L/C Amount would be zero.

4.       EXPIRY

(a) The Issuing Bank will be released from its obligations under this Letter of Credit on the Expiry Date with no further liability on the part of the Issuing Bank except for any Demand validly presented in accordance with paragraph 2(a) of this Letter of Credit that remains unpaid.

(b) When the Issuing Bank is no longer under any further obligations under this Letter of Credit, the Beneficiary must, on request, return the original of this Letter of Credit to the Issuing Bank.

(c) It is a condition of this irrevocable Letter of Credit that, not more than 30 days and no less than 20 days before the present or each future Expiry Date, the Beneficiary may (unless the relevant Expiry Date occurs as a result of the value of this Letter of Credit being reduced to zero) request it to be extended for an additional period of one year from the present or each future Expiry Date. Within 10 days of the receipt by the Issuing Bank of any such request and prior to the Expiry Date, the Issuing Bank will inform the Beneficiary whether that request has been accepted. If the Issuing Bank elects not to extend this Letter of Credit for such additional period or makes no election the Beneficiary may, on or prior to the applicable Expiry Date, make a Demand for an amount not to exceed the remaining balance of the Total L/C Amount.

5.       PAYMENTS

         All payments under this Letter of Credit shall be made in [Euro][US dollars] and for value on the due date to the account of the Beneficiary specified in the Demand.

6.       DELIVERY OF DEMAND

         Each Demand shall be in writing, and, unless otherwise stated, may be made by letter or fax and must be received in legible form by the Issuing Bank at its address and by the particular department or officer (if any) as follows:

         HSBC Bank plc
         [Address]
         Fax:               [                ]
         Telex:             [                ]
         Attention:         [                ]

7.       ASSIGNMENT

         The Beneficiary's rights under this Letter of Credit may not be assigned or transferred.

--------
(3) To be the same as the Original Bonds Outstanding


Registered at London N 67307 REGISTERED OFFICE: New Century Park, PO Box 43, Coventry CV3 1HJ

8.       UCP

         Except to the extent it is inconsistent with the express terms of this Letter of Credit, this Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500.

9.       GOVERNING LAW

         This Letter of Credit is governed by English law.

10.      JURISDICTION

         The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Letter of Credit.

Yours faithfully,

For and on behalf of
HSBC BANK PLC
By:





Registered at London N 67307 REGISTERED OFFICE: New Century Park, PO Box 43, Coventry CV3 1HJ

                                   SCHEDULE 1
                                      BONDS

           [ATTACH SCHEDULE OF EURO BONDS OR US BONDS AS APPROPRIATE]



                                                                                                                  LATEST
INDEMNIFYING   CONTRACTING        BANK                                                                            EXPIRY
  COMPANY       COMPANY         REFERENCE              BENEFICIARY                     LOCAL VALUE                 DATE
  -------       -------         ---------              -----------                     -----------                 ----
    1              2                3                      4                               5                        6
  -------       -------         ---------              -----------                     -----------                 ----
MCSpA            MCSpA            38881             TELECOM ITALIA SPA                 3,976,718                30-Jun-06
-----            -----            -----             ------------------                 ---------                ---------
MCSpA            MCSpA            38710             EDISONTEL SPA                      1,291,142                15-Aug-04
-----            -----            -----             -------------                      ---------                ---------
MCSpA            MCSpA            38680             TELECOM ITALIA SPA                   981,268                31-Dec-04
-----            -----            -----             ------------------                   -------                ---------
MCSpA            MCSpA           47/3303            TELECOM ITALIA MOBILE                725,105                31-Dec-04
-----            -----           -------            ---------------------                -------                ---------
MCSpA            MCSpA           47/3517            TELECOM ITALIA                       697,217                      U/L
-----            -----           -------            --------------                       -------                      ---
MCSpA            MCSpA            38939             TELECOM ITALIA SPA                   364,541                31-Dec-03
-----            -----            -----             ------------------                   -------                ---------
MCSpA            MCSpA            38713             COMUNE DI REGGIO CALABRIA            150,950                31-Mar-05
-----            -----            -----             -------------------------            -------                ---------
MCSpA            MCSpA            38794             FERROVIE DELLO STATO                 121,367                30-Jun-03
-----            -----            -----             --------------------                 -------                ---------
MCSpA            MCSpA            38580             MAROC TELECOM SA                     105,903                      U/L
-----            -----            -----             ----------------                     -------                      ---
MCSpA            MCSpA            38764             TELECOM ITALIA S.P.A.                103,291                31-Mar-05
-----            -----            -----             ---------------------                -------                ---------
MCSpA            MCSpA            38600             AUTOSTRADA DEL BRENNERO SPA           55,467                31-Dec-03
-----            -----            -----             ---------------------------           ------                ---------
MCSpA            MCSpA            38813             BRISSAGO SRL                          54,228                15-May-07
-----            -----            -----             ------------                          ------                ---------
MCSpA            MCSpA            38643             DHL INTERNATIONAL SRL                 51,646                      U/L
-----            -----            -----             ---------------------                 ------                      ---
MCSpA            MCSpA            38635             AZIENDE INDUSTRIALI MUNICIPALI        45,747                      U/L
-----            -----            -----             ------------------------------        ------                      ---
MCSpA            MCSpA            38793             FERROVIE DELLO STATO                  36,152                      U/L
-----            -----            -----             --------------------                  ------                      ---
MCSpA            MCSpA           66/9740            UFFICIO IVA MILANO                    28,602                31-Jan-04
-----            -----           -------            ------------------                    ------                ---------
MCSpA            MCSpA            4/99              WIND TELECOMUNICAZIONI                25,823                      U/L
-----            -----            ----              ----------------------                ------                      ---
MCSpA            MCSpA            5/99              WIND TELECOMUNICAZIONI                25,823                      U/L
-----            -----            ----              ----------------------                ------                      ---
MCSpA            MCSpA          328506095           SIRTI SPA MILANO                      12,753                 6-Feb-87
-----            -----          ---------           ----------------                      ------                 --------
MCSpA            MCSpA          328200372           SIRTI SPA MILANO                       7,863                      U/L
-----            -----          ---------           ----------------                       -----                      ---
MCSpA            MCSpA          328907347           SELENIA SPA ROMA                       5,681                31-Jan-90
-----            -----          ---------           ----------------                       -----                ---------

                               COMPANY KEY
                               -----------
                                 MMSpA               Marconi Mobile SpA
                                 -----               ------------------
                                 MCSpA               Marconi Communications SpA
                                 -----               --------------------------





Registered at London N 67307 REGISTERED OFFICE: New Century Park, PO Box 43, Coventry CV3 1HJ

                                    US BONDS





                                                                                                          LATEST
    INDEMNIFYING    CONTRACTING         BANK                                                              EXPIRY
      COMPANY         COMPANY        REFERENCE           BENEFICIARY                   LOCAL VALUE         DATE
      -------         -------        ---------           -----------                   -----------         ----
         1              2                3                    4                             5               6
      -------         -------        ---------           -----------                   -----------         ----
       MCSpA           MCSpA           38448            ITALTEL S.P.A.                    41,158         31-May-03
       -----           -----           -----            --------------                    ------         ---------

                                     COMPANY KEY
                                     -----------
                                       MMSpA            Marconi Mobile SpA
                                       -----            ------------------
                                       MCSpA            Marconi Communications SpA
                                       -----            --------------------------






Registered at London N 67307 REGISTERED OFFICE: New Century Park, PO Box 43, Coventry CV3 1HJ

                                   SCHEDULE 2
                                 FORM OF DEMAND

To:      HBSC Bank plc

                                                                          [DATE]

Dear Sirs

STANDBY LETTER OF CREDIT NO. [        ] ISSUED IN FAVOUR OF BANCA INTESA SPA
DATED [                        ] (THE "LETTER OF CREDIT")

We refer to the Letter of Credit. Terms defined in the Letter of Credit have the same meaning when used in this Demand.

1. [We certify that [ ] became due and payable on [ ] to [ ] pursuant to the terms of our guarantee number [ ] issued in favour of [ ] on behalf of [MARCONI COMPANY NAME]. We have notified [MARCONI COMPANY NAME] of such in writing (copy enclosed) not less than five Business Days prior to the date of this demand. However, we have not received payment of such sum (being the amount due but unpaid in respect of the Bonds).] [OR]

        [We certify that the amount of this drawing [Euro ][US$][____________] under [Issuing Bank] Letter of Credit No. [ ] represents funds due to us as we have not received notice from [Issuing Bank] of their decision to extend this Letter of Credit for an additional period and the following Bonds in schedule 1 to this Letter of Credit remain outstanding:
        [INDICATE BOND NUMBERS]]

2.      We therefore demand payment of the sum of [Euro ][$][ ].

3.      Payment should be made to the following account:

        Name:

        Account Number:

        Bank:

4.      The date of this Demand is not later than the Expiry Date.

Yours faithfully


(Authorised Signatory)
FOR BANCA INTESA SPA



                                       13